UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Mondelēz International, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mondelēz International

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS AND ANNUAL PROXY STATEMENT

TATE'S
BAKE SHOP
EST. SOUTHAMPTON, NY
UNIQUELY CRISPY · DEEPLY DELICIOUS
SIGNATURE THIN CRISPY COOKIES
CHOCOLATE CHIP COOKIES
Swedish Fish
SOUR THEN SWEET
SOUR PATCH Kids
NET WT 3.5 OZ (99g)
Milka
Chips Ahoy!
RITZ
bits
cheese
NET WT 1.5 OZ (42g)
SLIT APPEARS WHEN OPENED
OREO
CHOCOLATE SANDWICH COOKIES

Mondelēz International | AT-A-GLANCE

2024 OVERVIEW

$36.4B
Net Revenues
~90K
Employees
150+
Countries

GLOBAL BRANDS AND LOCAL JEWELS

Below are just a few of our brands that our consumers enjoy around the world.

CHOCOLATE

Milka, Lacta, Cadbury, Côte d'Or, Toblerone

BISCUITS & BAKED SNACKS

Oreo, Clif Bar, Kinh Do, LU, 7 Days, Ritz, Nabisco, Chips Ahoy!

NET REVENUES BY REGION (ROUNDED)

North America
30%
Europe
37%
Latin America
13%
AMEA
20%

NET REVENUES BY CATEGORY (ROUNDED)

Beverages
3%
Cheese & Grocery
6%
Gum & Candy
11%
$36.4B
2024 NET REVENUES
Chocolate
31%
Biscuits & Baked Snacks
49%

Strong positions in our core snacks categories, significant headroom

MONDELĒZ GLOBAL POSITION & SHARE[1]		MARKET SIZE[1]
Biscuits Sweet & Savory	#1 17.4%	$125B
Chocolate	#2 12.3%	$134B
Cakes & Pastries	#3 3.8%	$97B
Snack Bars	#3 9.1%	$19B

1. Source: Euromonitor 2024

Core snacks categories growing ahead of other Snacks and Food

GROWTH OF MDLZ CORE SNACKS[2] CATEGORIES VS. OTHER SNACKS

1.3X
Other Snacks and Food
MDLZ Core Snacks

2. Source: Nielsen Global Data 2024, Category based on available Nielsen Global Data for measured channels in 38 markets. Market Data excludes some channels not measured by Nielsen (e.g., World Travel Retail). Core Snacks: Chocolate, Biscuits, C&P, Bars

2025 PROXY STATEMENT | 1

LETTER FROM OUR CHAIR AND CHIEF
EXECUTIVE OFFICER
April 4, 2025
Dirk Van de Put
Chair and Chief Executive Officer
Dear Fellow Shareholders,
I’m pleased to share that 2024 was another strong year for Mondelēz
International. Against an increasingly challenging operating environment, we delivered balanced top-line growth, as well as strong gross profit dollar growth and earnings, while reinvesting in the business to position ourselves for sustainable growth. We delivered to you, our shareholders, approximately $4.7 billion through dividends and share repurchases. These results underscore the ongoing quality of our execution, combined with the resiliency of our portfolio, brands, footprint and categories.
We’re continuing to make progress against our strategic growth agenda –
reinvesting in our brands, expanding distribution, improving our capabilities and transforming our portfolio. Our iconic global brands executed award-
winning marketing and sales activations that resonated with consumers, including an innovative Oreo collaboration with Coca-Cola® and a celebration of Cadbury’s 200th anniversary. We significantly accelerated our presence in digital channels, with our e-commerce business growing double digits. We also advanced our Revenue Growth Management capabilities, for instance, by launching smaller “hold fresh” packs of key U.S. brands at an attractive everyday price, as well as an array of chocolate pack sizes at several new price points in Europe.
As we aim to lead the future of snacking, portfolio reshaping remains an important part of our growth strategy –
including targeted, bolt-on acquisitions. In 2024, we purchased Evirth – the leader in China’s fast-growing frozen-to-
chilled pastries category – expanding our existing partnership. We also announced a partnership with Lotus Bakeries, enabling us to launch co-branded chocolates combining the unique Biscoff® taste with our iconic Cadbury and Milka brands, starting in Europe in early 2025. Additionally, we hold the brand license and will manufacture and sell Lotus
Biscoff® cookies in India, which we expect to launch in the second half of 2025. This agreement is a great example of our agility in action: Simultaneously scaling our sweet biscuit business in India – where we aim to step-change our growth trajectory – while surprising and delighting our European customer base with new, co-branded chocolate tastes.
Along with our financial performance and strategic growth priorities, I’m pleased to share that we have made significant progress toward our sustainability objectives in 2024. About 90% of the cocoa volume needed for our chocolate brands was sourced through Cocoa Life, our signature program that helps source this key ingredient more sustainably, while aiming to support the communities where it grows.(1) We also continued our work to help combat climate change –
reducing carbon emissions across our manufacturing operations by about 38% vs. our 2018 baseline. Additionally, we continued advancing our Light & Right Packaging strategy. We also continued scaling up our efforts to help consumers make more mindful snacking choices. About 80% of our snacks revenue now comes from snacks that are packaged in individually wrapped mindful portion serving sizes or labeled with clear mindful portion recommendations on pack.
As we transition into 2025, we remain focused on executing with excellence against our long-term growth strategy –
against a backdrop of unprecedented increases in the cost of cocoa, our largest commodity. We remain confident that chocolate is a fundamentally strong category, and that our playbook will enable us to successfully navigate these input cost headwinds. We’re adapting our approach to product sizing and pricing to offer an array of packs appropriate for each snacking occasion, while investing in strong brand communications and expanding store visibility. Additionally, we’re working to improve the resilience and stability of the cocoa supply chain – seeking to secure more and better-
quality cocoa through direct sourcing programs; helping to improve agronomy practices and increase crop yields

2 | 2025 PROXY STATEMENT

LETTER FROM OUR CHAIR AND CHIEF EXECUTIVE OFFICER
through Cocoa Life; partnering with suppliers to aid the transition to large scale farming; and investing in alternative technologies, including lab-grown cocoa.
We are also well prepared for anticipated shifts in food policy and consumer preference, as well as international trade developments. While discussions around these topics are fluid, our teams are taking a highly agile and focused approach as they prepare the necessary actions to minimize disruption to our operations. We remain confident in our ability to both navigate the evolving external environment and emerge stronger as we continue to deliver the great-
tasting snacks our consumers and customers expect.
While the road ahead will not be without challenges, our leading and talented team is at our best when we are united and focused. Over the past several years, we have delivered strong top- and bottom-line performance, while reinvesting in the business to drive long-term, sustainable results. Consumers around the world continue to count on our iconic brands to celebrate special occasions, to snack with family and friends, and to unwind with moments of mindful indulgence – and our team is energized and motivated to meet the moment. With the right strategy, the right brands, the right geographic footprint, and most importantly, the right people – I’m confident that we are well positioned for attractive long-term growth.
On behalf of our approximately 90,000 colleagues around the world, thank you for your investment in our Company. We look forward to continuing engagement with you as we strive for sustainable, results-oriented and purpose-driven global snacking leadership.
Best wishes,
Dirk Van de Put
Chair and Chief Executive Officer
Mondelēz International, Inc.
(1)We aim to regularly and transparently report our progress. You can find additional details on Mondelēz International's Sustainability goals and reported information within the About This Report section of our 2023 Snacking Made Right Report, including information about our signature programs such as Cocoa
Life. Cocoa volume sourced is based on a mass balance approach, meaning that the equivalent volume of cocoa needed for products sold under our chocolate brands is sourced from the Cocoa Life program.

2025 PROXY STATEMENT | 3

LETTER FROM OUR INDEPENDENT
LEAD DIRECTOR
April 4, 2025
Patrick T. Siewert
Independent Lead Director
“We are committed to
providing independent,
strategic oversight of the
Company’s operations
and ensuring robust
governance remains at
the foundation of our
decision-making.”
Dear Fellow Shareholders,
As we reflect on the year and look ahead, I am pleased to share our continued progress advancing our long-term growth strategy and our commitment to strong governance. The success we have achieved to date, combined with the many opportunities ahead, reinforces our confidence in the path we have charted.
In 2024, the Company remained focused on accelerating consumer-centric growth, enhancing operational excellence in sales execution, marketing and supply chain and fostering a high-performance growth culture aligned with our Vision 2030. While the global business environment continues to be dynamic, we believe we have consistently demonstrated our ability to navigate challenges and drive results. We are executing our chocolate strategy during a period of heightened volatility and continuing to drive growth across our core categories. We remain committed to optimizing our portfolio of leading brands to succeed in today’s environment, while executing our long-term growth strategy with a focus on our fast-growing core categories including chocolate, biscuits and baked snacks.
As we advance, the Board will continue to work closely with Chair and CEO
Dirk Van de Put and the broader executive leadership team to extend our industry leadership. As a Board, we are committed to providing independent, strategic oversight of the Company’s operations and ensuring robust governance remains at the foundation of our decision-making.
The Board is well-equipped to create long-term value for our shareholders.
Our 10 director nominees collectively bring a myriad of professional and life experiences and strong skill sets to the Board. Our highly engaged Directors are well-positioned to provide strategic advice and guidance as the
Company navigates the evolving landscape.
At our 2025 annual shareholder meeting, Charles Bunch and Anindita Mukherjee will not stand for re-election. We thank them for their valuable insights, perspectives and contributions. We are pleased that Nancy McKinstry will stand for election at our Annual Meeting. Ms. McKinstry will bring our Company broad global business experience and deep expertise in information services, as the chairman and chief executive officer of Wolters Kluwer N.V. Her corporate governance experience includes roles on the boards of Abbott Laboratories and Accenture plc.
The Board and Company also remain committed to the Sustainability pillar of Vision 2030 as a key driver of long-term value creation. Through our continued investment in the Cocoa Life program and our efforts to promote human rights across the value chain in partnership with suppliers, we strive to source ingredients more responsibly. Additionally, with our leadership in the Consumer Goods Forum and World Cocoa Foundation, we are working to reduce packaging and enhance recyclability across our products.
We recognize that when you invest in Mondelēz International, you place your trust in the Board, the management team and the Company. We deeply value that trust and remain committed to delivering long-term, sustainable value for our shareholders.

4 | 2025 PROXY STATEMENT

LETTER FROM OUR INDEPENDENT LEAD DIRECTOR
On behalf of the Board of Directors, thank you for your continued investment in Mondelēz International. As we continue striving to become the global snacking leader, we invite you to learn more about our governance approach, policies and oversight role, by reviewing this proxy statement and visiting our website at www.mondelezinternational.com.
Please review the proxy statement and annual report in full. We encourage you to vote in alignment with the Board’s recommendations to best support the Company’s long-term growth and success.
Sincerely,
Patrick T. Siewert
Independent Lead Director
Mondelēz International, Inc.

2025 PROXY STATEMENT | 5

NOTICE OF 2025 ANNUAL MEETING
OF SHAREHOLDERS

TIME AND DATE 9:00 a.m. CDT on May 21, 2025 Venue Virtual Annual Meeting www.proxydocs.com/MDLZ Record Date March 12, 2025	905 West Fulton Market, Suite 200 Chicago, IL 60607
 5WHO MAY VOTE:

ITEMS OF BUSINESS:
1.	To elect as directors the 10 director nominees named in the Proxy Statement (“Proxy Statement”);
2.	To approve, on an advisory basis, the Company’s executive compensation;
3.	To approve the Global Employee Stock Purchase Matching Plan;
4.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accountants for the fiscal year ending December 31, 2025;
5.	To vote on five shareholder proposals if properly presented at the meeting; and
6.	To transact any other business properly presented at the meeting.
WHO MAY VOTE:
Shareholders of record of Mondelēz International Class A Common Stock at the close of business on March 12, 2025 are entitled to vote at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”).
DATE OF DISTRIBUTION:
On or about April 4, 2025, we distributed the Notice of Internet Availability of Proxy Materials and made available electronically the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31,
2024 (the “2024 Form 10-K”) online at www.proxydocs.com/MDLZ.
FORMAT OF THE ANNUAL MEETING OF SHAREHOLDERS:
The Board of Directors (the “Board”) has determined that we will hold a virtual Annual Meeting via webcast. We have designed the format of the Annual Meeting so that shareholders have the same rights and opportunities as they would have at a physical meeting for meaningful engagement with the Company.
Access to the Webcast of the Annual Meeting: Only shareholders of record and beneficial owners of shares of our
Common Stock as of the close of business on March 12, 2025, the record date, may attend and participate in the
Annual Meeting, including voting and asking questions during the virtual Annual Meeting.
To attend the Annual Meeting, you must register at www.proxydocs.com/MDLZ. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

6 | 2025 PROXY STATEMENT

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.
On the day of the Annual Meeting, May 21, 2025, shareholders may begin to log in to the virtual Annual Meeting
15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CDT.
Should you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. You may call the technical support number that will be posted in your instructional email.
A recording of the Annual Meeting will be available following the meeting in the investor relations section of our website at www.mondelezinternational.com.
On behalf of our Board of Directors, management and employees, thank you for your continued support.
Laura Stein
Executive Vice President, Corporate & Legal Affairs,
General Counsel and Corporate Secretary
April 4, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 21, 2025
Mondelēz International, Inc.’s Proxy Statement and 2024 Form 10-K are available at www.proxydocs.com/MDLZ.

HOW TO VOTE
Your vote is important. We
encourage you to review the proxy
materials and vote your shares as
soon as possible, even if you plan to
attend the Annual Meeting online. If
you are voting via the Internet, with
your mobile phone or by telephone,
be sure to have your Proxy Card or
Voting Instruction Form (“VIF’) in
hand and follow the instructions. You
can vote any of four ways:
VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY TELEPHONE Call the telephone number on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date and return the Proxy Card in the envelope provided.

2025 PROXY STATEMENT | 7

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management; any statements regarding our environmental, social and governance and sustainability strategies, goals and initiatives; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-
looking statements may include, among others, the words, and variations of words, “will,” “may,” “expect,” “would,”
“could,” “might,” “intend,” “plan,” “believe,” “likely,” “estimate,” “anticipate,” “objective,” “predict,” “project,” “drive,” “seek,”
“aim,” “target,” “potential,” “commitment,” “outlook,” “continue” or any other similar words.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements.
Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Please see our risk factors, as they may be amended from time to time, set forth in our filings with the U.S. Securities and Exchange Commission
(“SEC”), including our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form
10-Q. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report except as required by applicable law or regulation.
The information included in, and any issues identified as material for purposes of, this document may not be considered material for SEC reporting purposes. In the context of this disclosure, the term “material” is distinct from, and should not be confused with, such term as defined for SEC reporting purposes. Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement. In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

8 | 2025 PROXY STATEMENT

2025 PROXY STATEMENT | 9

TABLE OF CONTENTS

10 | 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
This summary highlights select information contained elsewhere in this Proxy Statement. You should read the entire
Proxy Statement carefully and consider all available information before voting. For more complete information regarding the Company’s 2024 performance, please see our Annual Report on Form 10-K for the year ended
December 31, 2024.

2025 ANNUAL MEETING OF SHAREHOLDERS

9:00 a.m. CDT on Wednesday, May 21, 2025.	The Annual Meeting will be a virtual meeting of shareholders conducted via webcast.	Record Date March 12, 2025.	Each outstanding share of Class A Common Stock (“Common Stock”) is entitled to one vote on each matter to be voted upon at the Annual Meeting.
Shareholders must register to attend the
meeting, vote and submit questions by
visiting www.proxydocs.com/MDLZ
and using the control number shown on
their Notice of Internet Availability of Proxy
Materials, Proxy Card or VIF.

HOW TO VOTE IN ADVANCE OF THE MEETING
Even if you plan to attend the Annual Meeting, please vote in advance. If you are voting via the Internet, with your mobile device or by telephone, be sure to have your Proxy Card or VIF in hand and follow the instructions. You can vote in advance of the meeting any of four ways:

VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY TELEPHONE Call the telephone number on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date and return the Proxy Card in the envelope provided.

2025 PROXY STATEMENT | 11

PROXY STATEMENT SUMMARY Items of Business

ITEMS OF BUSINESS

Item		Voting Choices	Board’s Voting Recommendation	More Information

Company Proposals:

Item 1.	Election of 10 director nominees named in the Proxy Statement	With respect to each nominee: For Against Abstain	FOR All Nominees	Page 18

Item 2.	Advisory vote to approve executive compensation	For Against Abstain	FOR	Page 102

Item 3.	Approve the Global Employee Stock Purchase Matching Plan	For Against Abstain	FOR	Page 103

Item 4.	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2025	For Against Abstain	FOR	Page 110

Shareholder Proposals:

Item 5.	Assessment of the company’s supplier & partner code of conduct due diligence process	For Against Abstain	AGAINST	Page 113

Item 6.	Report on flexible plastic packaging	For Against Abstain	AGAINST	Page 116

Item 7.	Climate lobbying report	For Against Abstain	AGAINST	Page 119

Item 8.	Third-party report assessing effectiveness of implementation of human rights policy	For Against Abstain	AGAINST	Page 122

Item 9.	Report on recycled content claims	For Against Abstain	AGAINST	Page 125

Transact any other business properly presented at the meeting.

12 | 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY About Mondelēz International

ABOUT MONDELĒZ INTERNATIONAL
Mondelēz International empowers people to snack right around the world. With global net revenues of $36.4 billion in
2024, we are leading the future of snacking with iconic global and local brands such as Oreo, Ritz, LU, CLIF Bar and
Tate’s Bake Shop biscuits and baked snacks, as well as Cadbury Dairy Milk, Milka and Toblerone chocolate. Our mission is to provide the right snack, for the right moment, made the right way.
APPROXIMATELY 90,000
EMPLOYEES BRING OUR BRANDS
TO LIFE MAKING AND BAKING OUR
DELICIOUS PRODUCTS

■	Biscuits & Baked Snacks
■	Chocolate
■	Gum & Candy
■	Cheese & Grocery
■	Beverages

■	Asia, Middle East and Africa
■	Europe
■	North America
■	Latin America
OUR PRODUCTS ARE ENJOYED
IN OVER 150 COUNTRIES
AROUND THE WORLD

DIRECTOR NOMINEES
ELECTION OF DIRECTORS – NOMINEES
The Board nominated each of the nine incumbent directors listed here as well as one new director nominee, Nancy
McKinstry. Mr. Bunch and Ms. Mukherjee are not standing for re-election to the Board, and, effective as of the Annual
Meeting, the size of the Board will be reduced to 10 directors. The Director nominees vary in age from 58 to 69, include four women, and collectively bring a range of professional and life experiences to the Board. Three self-identify as Black and seven self-identify as white. Directors are elected for a term of one year. Additional information about the director nominees is provided under “Director Nominees for Election at the Annual Meeting” on page 23.
Director Nominee Tenure and Age

2025 PROXY STATEMENT | 13

PROXY STATEMENT SUMMARY Director Nominees
Director Nominees at a Glance

Ertharin Cousin
Founder, President and Chief
Executive Officer, Food Systems
For The Future Institute and
Former Executive Director of the
United Nations World Food
Program
Director since 2022
Age: 67
INDEPENDENT
	Cees ‘t Hart Former Chief Executive Officer, Carlsberg Group Director since 2023 Age: 66 INDEPENDENT	Nancy McKinstry Chief Executive Officer and Chair of the Executive Board, Wolters Kluwer Director Nominee Age: 66 INDEPENDENT	Brian J. McNamara Chief Executive Officer, Haleon plc Director since 2024 Age: 58 INDEPENDENT

Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. Director since 2012 Age: 63 INDEPENDENT	Jane Hamilton Nielsen Former Chief Operating Officer, Ralph Lauren Corporation Director since 2021 Age: 60 INDEPENDENT	Paula A. Price Former Executive Vice President and Chief Financial Officer, Macy’s, Inc., Director since 2024 Age: 63 INDEPENDENT	Patrick T. Siewert Senior Advisor, The Carlyle Group, Inc. and Head of Consumer, Media, and Retail, The Carlyle Group Asia, Retired Director since 2012 Lead Director since 2022 Age: 69 INDEPENDENT

	Michael A. Todman Former Vice Chairman, Whirlpool Corporation Director since 2020 Age: 67 INDEPENDENT	Dirk Van de Put Chair and Chief Executive Officer, Mondelēz International, Inc. Director since 2017 Age: 64

14 | 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY Our Governance Framework

OUR GOVERNANCE FRAMEWORK
OUR STRONG CORPORATE GOVERNANCE FRAMEWORK PROMOTES THE
LONG-TERM INTERESTS OF SHAREHOLDERS, ACCOUNTABILITY AND TRUST IN
THE COMPANY
Our governance practices and policies enhance the effectiveness and accountability of our Board and promote the
Company’s long-term success. Key aspects of our corporate governance framework are highlighted below. You can find additional detail under “Corporate Governance” beginning on page 33, “Compensation Governance” on page 79 and
“2025 Annual Meeting of Shareholders” on page 10.

Key Practice or Policy	Benefits

Independent Lead Director. Our independent Lead Director has broad and substantive duties and responsibilities that have
considerable overlap with those typically performed by an
independent Board Chair, including:
•Engages in planning and approval of meeting schedules
and agendas;
•Presides over regular executive sessions of
independent directors;
•Provides input into the design of the annual Board, committee and individual director self-and peer-evaluation process;
•Serves as an alternate member of all Board committees;
•Conducts the annual Board and individual director self and
peer-evaluation process in coordination with the Governance,
Membership and Sustainability Committee (the “Governance
Committee”); and
•Consults with major shareholders.

A highly effective and engaged independent Lead Director:
•Provides independent Board leadership and oversight, including with respect to business matters and risk management activities;
•Enhances independent directors’ input and investors’ perspectives on agendas and discussions;
•Fosters candid discussion during regular executive sessions of the independent directors;
•Facilitates effective communication and interaction between the
Board and management;
•Serves as a liaison between the independent directors and the
Chair and CEO; and
•Provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.
•At least 80% of our directors must meet the independence
requirements prescribed by Nasdaq listing standards.
•The Corporate Governance Guidelines (the “Guidelines”)
provide that currently the Chair and CEO should be the only
member of management to serve as a director.

•Provides independent Board oversight of management on behalf of shareholders.
•Board composed entirely of independent directors, with the
exception of the CEO.
•Committees composed entirely of and chaired by
independent directors.

Tenure and Retirement Policies. Non-employee directors have a term limit of 15 years and will not be nominated for election to the Board after their 75th birthday.	Promotes ongoing Board evolution and refreshment.

Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee and individual director accountability.

Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.

Special Meeting of Shareholders. The holders of at least 20% of the voting power of our outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

2025 PROXY STATEMENT | 15

PROXY STATEMENT SUMMARY Our Governance Framework

Key Practice or Policy	Benefits

Regular Shareholder Engagement.
•We regularly engage with shareholders to seek their input on emerging issues, address their questions and understand
their perspectives.
•The independent Lead Director is available for consultation with our major shareholders.

•Following our 2024 Annual Meeting of Shareholders, we reached out to shareholders representing nearly 52% of our outstanding shares, and engaged with 16 different shareholders that
collectively represent approximately 25% of our outstanding
shares. The independent Lead Director met with shareholders
representing approximately 13% of our outstanding shares.
•This practice provides open channels of communication with our shareholders and helps promote regular consideration of and
response  to feedback on the Company’s strategy, corporate
governance, compensation and environmental, social and
governance (“ESG”) practices.

Annual Board and Committee Self-Assessments.
•Annual Board, committee and director self and
peer assessments.
•The results of these self and peer assessments are used in
planning Board and committee meetings and agendas, fostering director accountability and committee effectiveness, analyzing
Board composition and making director recruitment and
governance decisions.

•Promotes continuous process improvement of the Board
and committees.
•Provides an opportunity to discuss individual directors’
contributions and performance and to solicit their views on
improving Board and committee performance.
•Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

Tenure and Retirement Policies. •Non-employee directors have a term limit of 15 years. •Non-employee directors will not be nominated for election to the Board after their 75th birthday.	•Promotes ongoing evolution and refreshment. •Average tenure for current non-employee directors is approximately five years.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long-term interests.

Anti-Hedging Policy. Our Insider Trading Policy prohibits
employees and directors from engaging in transactions involving derivative securities, short-selling or hedging transactions that create an actual or potential bet against Mondelēz International,
Inc. or one of its subsidiaries.
Eliminates the opportunity to benefit from a decrease in our stock price.

16 | 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY Executive Compensation

EXECUTIVE COMPENSATION
OVERVIEW OF PAY ELEMENTS
This table describes the primary elements and outcomes of the 2024 executive compensation program for our Named
Executive Officers (“NEOs”), reflecting the philosophy of our People and Compensation Committee (the “PCC”) to set
challenging but attainable targets to reward performance.

Pay Element	Vehicle	2024 Performance Measures & Key Characteristics(1)		2024 Objectives
Base Salary	Cash	Fixed cash paid regularly		Attract and retain world-class business leaders by offering market-competitive salaries based on role, responsibilities, experience, individual performance and internal equity
Annual Incentive Plan	100% At-risk cash	80% Financial Measures: •Organic Volume Growth (15%) •Organic Net Revenue Growth (15%) •Adjusted Gross Profit Growth (35%) •Adjusted Operating Income Growth (15%) •Free Cash Flow (20%)	30pp Market Share Overlay	Reward and motivate annual achievements of critical financial goals and strategic objectives across four priorities: growth, execution, culture and sustainability

20% Strategic Progress Indicator Goals(2)
Long-Term Incentive Program	75% Performance Share Units 3-year cliff vesting
•25% Organic Net Revenue Growth
•25% Adjusted EPS Growth
•50% Annualized Relative Total Shareholder Return (“TSR”)
•Cap payout for the TSR metric at target if absolute TSR is
negative at the end of the performance period
•Above median performance (55th percentile) required to
achieve target payout for the Relative TSR metric
Reward long-term performance for delivering sustained long-term growth and creating shareholder value
	25% Stock Options 3-year ratable vesting	Stock Price
(1)A more detailed discussion, including definitions of the financial measures, appears in the CD&A and in Annex A.
(2)See “Strategic Progress Indicator Goals” on page 69 for details.
2024 COMPENSATION PROGRAM DESIGN CHANGES
We did not make any material changes to our 2024 design relative to our design in 2023. Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback, demonstrated by the strong levels of support we have received historically from shareholders on our Say-on-Pay.

2025 PROXY STATEMENT | 17

PROXY STATEMENT SUMMARY Executive Compensation
TOTAL TARGET COMPENSATION MIX
The People and Compensation Committee places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the Annual Incentive Plan and stock options and
Performance Share Units under the Long-Term Incentive Plan. Our focus on performance-based compensation rewards strong company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.
Below, we show the 2024 total target compensation mix for our CEO and, on average, our other NEOs. This compensation mix includes base pay, target annual incentive and long-term incentive grants. A significant portion of compensation for both the CEO and the other NEOs is at risk/variable pay.
2024 Target Compensation

CEO	Other NEOs

18 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS

HOW WE BUILD AN EXPERIENCED AND QUALIFIED BOARD
OBJECTIVE
The Governance Committee works with the Board to determine the appropriate mix of individuals to form a Board that is strong in its collective knowledge, competencies and experiences.
HOW WE GET THERE
The Governance Committee identifies, evaluates and recommends to the Board director nominees for election at the
Annual Meeting. The Governance Committee invites director nominee suggestions from the directors, management, shareholders and others. In addition, the Governance Committee has retained a third-party executive search firm to assist in identifying and evaluating potential director nominees based on the Board’s recruitment objectives.
The Governance Committee considers the factors below when selecting and recruiting directors in the annual nomination process. This year, the Board is renominating nine incumbent directors and one new director nominee.
Mr. Bunch and Ms. Mukherjee will not stand for re-election at the Annual Meeting. The Board thanks them for their valuable service.

Relevant Qualifications, Knowledge
and Experience
The Board believes all directors should
possess certain attributes, including
integrity, sound business judgment and
strategic vision, as these characteristics
are necessary to establish a competent,
ethical and well-functioning board that best
represents shareholders’ interests.

Consistent with our Guidelines, when evaluating the suitability of an individual for nomination to our Board, the Governance Committee considers:
•the candidate’s general understanding of the varied disciplines relevant to the success of a large, publicly traded company in today’s global business environment;
•the candidate’s understanding of the Company’s global businesses and markets;
•the candidate’s professional experience and educational background;
•other factors that promote diverse views, knowledge, experience and backgrounds;
•whether the candidate meets various independence requirements, including whether his or her service on boards and board committees of other organizations is consistent with our conflicts of interest policy; and
•whether the candidate can devote sufficient time and effort to fulfill a director’s responsibilities to the Company given his or her other commitments.

Individual Director Self-Assessments The Board believes that directors should not expect to be renominated automatically and that directors’ qualifications and performance should be evaluated annually.
The annual Board and director self-assessment processes are important determinants in a director’s renomination and tenure. Annually, all incumbent director nominees complete questionnaires to update and confirm their background, qualifications and skills, and to identify any potential conflicts of interest. The Governance Committee, in coordination with the independent Lead Director, assesses the experience, qualifications, attributes, skills and contributions of each director. The Governance Committee also considers each individual in the context of the Board composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent our shareholders’ interests through the exercise of sound judgment and informed decision-making.

Board Refreshment Through Director
Tenure and Age Limits
The Board believes it is helpful to have
a balance of long-term members with
in-depth knowledge of our business and
new members who bring valuable skills
and fresh perspectives.

Our Guidelines provide that non-employee directors have a term limit of 15 years. In addition, non-employee directors will not be nominated for re-election to the Board after they reach age
75. The current Board composition reflects the Board’s commitment to ongoing refreshment and the importance of maintaining a balance of tenure and experience.

2025 PROXY STATEMENT | 19

ITEM 1. ELECTION OF DIRECTORS How We Build an Experienced and Qualified Board

The Board Values Diverse Views and Experiences
When assembling the pool of candidates from which Directors are selected, the Governance
Committee considers diverse views, knowledge, experience and backgrounds which contribute to more informed and effective decision-making. As part of the search process for new
Directors, the Governance Committee seeks out women and ethnically diverse candidates to include in the pool from which Director nominees are chosen, with the ultimate decision on all
Board nominations being based on the contributions that the selected nominees will bring to the Board. The Governance Committee assesses the effectiveness of these efforts in its annual assessment.

This year, the Board is nominating nine incumbent directors and one new director nominee, Nancy McKinstry, Chief
Executive Officer and Chair of the Executive Board, Wolters Kluwer. Ms. McKinstry will bring to the Board global perspectives and management experience, including an understanding of key issues facing a multinational business.
BOARD COMPOSITION: DIRECTOR QUALIFICATIONS, KNOWLEDGE
AND EXPERIENCE
Based upon its discussions with the Board, the Governance Committee has identified seven key director competencies that are desirable in order for the Board to fulfill its current and future obligations.

Key Competencies		Relevant Experience

INDUSTRY EXPERIENCE	Industry Experience is vital to reviewing and understanding strategy, and the connections between strategy and the potential acquisition of businesses that offer complementary products or services.	•Food and beverage •Consumer products •Global food strategies

SIGNIFICANT OPERATING EXPERIENCE
Significant Operating Experience as a current or former
executive of a large global company or other large
organization gives a director specific insight and expertise that will foster active participation in the development and implementation of the Company’s operating plan and
business strategy.
•CEO/COO •Manufacturing operations •Retail operations •Technology/information technology strategy

LEADERSHIP EXPERIENCE
Leadership Experience gives a director the ability to
motivate, manage and identify and develop leadership
qualities in others and promotes strong critical thinking and verbal communication skills, as well as diverse views and
thought processes.
•CEO/COO or other leadership positions at complex organizations •M&A/alliances/partnerships •Strategic planning •Talent assessment and people development/ compensation

SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	Substantial Global Business and Other International Experience are important given the Company’s global presence.	•Developed markets •Emerging markets •Government affairs/regulatory compliance

ACCOUNTING AND FINANCIAL EXPERTISE	Accounting and Financial Expertise enables a director to analyze financial statements, capital structure and complex financial transactions, and oversee accounting and financial reporting processes.	•CFO •M&A/alliances/partnerships •Financial acumen/capital markets •Cost management

20 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS How We Build an Experienced and Qualified Board

Key Competencies	Relevant Experience

PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE
Product Research, Development and Marketing Experience
in the food and beverage sector or a complementary
industry contributes to a director’s ability to oversee efforts to identify and develop new food and beverage products
and implement marketing strategies that will
improve performance.
•Consumer insights and analytics •Research & development •Innovation •New media/digital technology/ digital commerce

PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE
Public Company Board and Corporate Governance
Experience at a large publicly traded company provides a
director with a solid understanding of the extensive and
complex oversight responsibilities of public company
boards and furthers the goals of greater transparency,
accountability and protection of shareholders’ interests.
•CEO/COO/other governance leadership positions •Government affairs/regulatory compliance •Public company board service •Corporate governance knowledge •Risk oversight

DIRECTOR SKILLS UPDATE

Director Nominee Skills & Experience	Cousin	‘t Hart*	McKinstry	McNamara	Mesquita	Nielsen*	Price*	Siewert*	Todman	Van de Put
Industry Experience
Significant Operating Experience
Leadership Experience
Substantial Global Business and Other International Experience
Accounting and Financial Expertise
Product Research, Development and Marketing Experience
Public Company Board and Corporate Governance Experience

Deep Proficiency
A person who has developed in-depth knowledge of or deeper
competency in a particular area, including extensive experience in company governance or executive leadership roles.
* Denotes Audit Committee Financial Expert

Proficiency
Experience or competence in skill area, including through serving as a member of a relevant board committee at Mondelēz or
another company or serving as an executive officer of a
public company.

2025 PROXY STATEMENT | 21

ITEM 1. ELECTION OF DIRECTORS Director Skills Update
INDIVIDUAL DIRECTOR SELF-AND PEER-ASSESSMENTS AND CONSIDERATIONS FOR
RENOMINATION OF INCUMBENT DIRECTORS
The Board does not believe that directors should expect to be automatically renominated. Therefore, annual Board and director self-assessments are important determinants in a director’s renomination and tenure.
The Governance Committee coordinates annual Board, committee and director self- and peer-assessments. The peer-
assessment component anonymously elicits feedback on individual director performance. The assessments include one-on-one discussions between each director and the independent Lead Director. All incumbent director nominees complete questionnaires annually to update and confirm their background, qualifications and skills, and to identify any potential conflicts of interest. The Governance Committee assesses the experience, qualifications, attributes, skills and contributions of each director. In coordination with the independent Lead Director, the Governance Committee also considers each individual in the context of the Board’s composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent shareholders’
interests by exercising sound judgment and informed decision-making.
The Board expects that a director’s other commitments will not interfere with his or her duties as a Company director.
The Governance Committee and the Board take into account the nature and extent of a director’s other commitments when determining whether to nominate that individual for election or re-election. Under the Company’s Corporate
Governance Guidelines, directors should not serve on more than three public company boards in addition to the
Company’s Board (for a total of four public company boards), and a Board member who also serves as CEO (or equivalent position) at another public company should not serve on more than two public company boards in addition to the Company’s Board (for a total of three public company boards).
BOARD REFRESHMENT THROUGH DIRECTOR TENURE AND AGE LIMITS
The Board believes the optimal Board composition has a balance of tenured members with in-depth knowledge of the
Company’s business and operations and newer members who bring fresh perspectives. To that end, our Guidelines provide that non-employee directors have a term limit of 15 years and will not be nominated for re-election to the Board after they turn 75.
In addition, as noted above, the Board’s annual self-assessment process includes director self- and peer-assessments and discussions between the independent Lead Director and each director, in coordination with the Governance
Committee, regarding the director’s strengths and opportunities to enhance contributions.
The current Board composition reflects the Board’s commitment to ongoing refreshment, with five new directors joining the Board in the last three years.

SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
The Governance Committee will consider recommendations for director candidates submitted by shareholders.
Shareholders should submit the proposed candidate’s name along with the same information required for a shareholder to nominate a candidate for election to the Board at an annual meeting. Recommendations should be sent to our
Corporate Secretary in the manner set forth in the advance notice provisions of our Amended and Restated By-Laws
(“By-Laws”).
The Governance Committee evaluates director candidates recommended by shareholders using the same criteria as it uses to evaluate candidates from other sources. Following the evaluation process, the Governance Committee makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board, and the
Board considers whether to appoint or nominate the candidate. Shareholders who nominate prospective candidates will be advised of the Board’s decision.

22 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Shareholders Elect Directors Annually

SHAREHOLDERS ELECT DIRECTORS ANNUALLY
Directors are elected annually by a majority of votes cast if the election is uncontested. The terms of all directors elected at the Annual Meeting are scheduled to end at the 2026 Annual Meeting of Shareholders or when a director’s successor has been duly elected and qualified.
The Board currently consists of 11 directors. The Board nominated for election at the Annual Meeting are the 10 individuals introduced below. Ms. McKinstry, a director nominee, was recommended for consideration by Russell
Reynolds Associates, an international executive search firm retained to assist in the identification and assessment of potential director candidates. Shareholders most recently elected 11 incumbent directors to one-year terms at the 2024
Annual Meeting of Shareholders. Mr. Bunch is not standing for re-election in accordance with the Company's mandatory retirement policy for directors and will retire at the Annual Meeting. Ms. Mukherjee is not standing for re-
election to the Board. Effective as of the Annual Meeting, the size of the Board will be reduced to 10 directors.
Each director nominee consented to being nominated for election to the Board and to serving on the Board, if elected. If a director nominee should become unavailable to serve as a director, the individuals named as proxies intend to vote the shares for a replacement director nominee designated by the Board. In lieu of naming a substitute, the Board may reduce the number of directors on the Board.

2025 PROXY STATEMENT | 23

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING
THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE 10
DIRECTOR NOMINEES INTRODUCED BELOW.
The following information regarding each director nominee is as of April 4, 2025, unless otherwise noted.

Ertharin Cousin Founder, President and Chief Executive Officer, Food Systems for the Future Institute and Former Executive Director of the United Nations World Food Program INDEPENDENT	DIRECTOR SINCE: January 2022 Age: 67	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •People and Compensation

PROFESSIONAL BACKGROUND:
Since September 2019, Ms. Cousin has served as Founder, President and Chief Executive Officer of Food Systems
for the Future Institute, a nonprofit organization to catalyze, enable and scale market‑driven agtech, foodtech and food innovations, and also as Visiting Scholar, Spogli Institute for the Study of International Relations, Center for
Food and Environment at Stanford University. She has served as Distinguished Fellow of The Chicago Council on
Global Affairs, a global affairs think tank, since 2017. Ms. Cousin previously served as Payne Distinguished Lecturer and Visiting Fellow at Stanford University’s Spogli Institute from 2017 to 2019. From 2012 to 2017, Ms. Cousin served as Executive Director of the United Nations World Food Program, the food‑assistance branch of the United
Nations. She was Ambassador and Permanent Representative to the United Nations Food and Agriculture Agencies
on behalf of the U.S. Department of State from 2009 to 2012.
Ms. Cousin previously served in a variety of executive roles between 1987 and 2009, including Founding President and Chief Executive Officer of The Polk Street Group, a management services company; Executive Vice President and Chief Operating Officer of America’s Second Harvest; Senior Vice President, Public Affairs for Albertsons
Companies; White House Liaison and Special Advisor to the Secretary for the 2016 Olympics for the U.S.
Department of State; and Assistant Attorney General for The State of Illinois.

DIRECTOR QUALIFICATIONS:
•Ms. Cousin has more than 40 years of national and international nonprofit, government and corporate leadership experience, including leading the world’s largest humanitarian organization, the United Nations World Food
Program, in Rome.
•As U.S. Ambassador to the U.N. Agencies for Food and Agriculture in Rome, she represented U.S. interests in global leader discussions regarding humanitarian and development activities, and she served as the U.S.
Representative for all food-, agriculture- and nutrition‑related issues.
•As Executive Vice President and Chief Operating Officer, Ms. Cousin led the national operations of the largest U.S.
hunger relief organization, America’s Second Harvest (now Feeding America). She also has corporate leadership experience from serving as a member of Albertsons Companies, Inc.’s executive leadership team.
•Ms. Cousin has public company executive, board and corporate governance experience. She is a director of Bayer
AG and Borealis Foods.

24 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Cees ‘t Hart Former Chief Executive Officer, Carlsberg Group INDEPENDENT	DIRECTOR SINCE: July 2023 Age: 66	DIRECTOR SKILLS:	BOARD COMMITTEES: •Incoming Chair, Finance •Audit

PROFESSIONAL BACKGROUND:
Mr. ‘t Hart served as Chief Executive Officer of Carlsberg Group, a brewing company, from 2015 to August 2023.
Prior to joining Carlsberg, Mr. ‘t Hart was CEO of the Dutch dairy company Royal FrieslandCampina, a position which he had held since 2008. Prior to Royal FrieslandCampina, he spent 25 years with Unilever, holding positions across Eastern and Western Europe, and Asia. His last position at Unilever was as a member of the Europe
Executive Board.

DIRECTOR QUALIFICATIONS:
•During his 38-year career, Mr. ‘t Hart has gained valuable experience in executive leadership, operations management, cost management and strategic planning.
•Mr ‘t Hart was the main architect behind Carlsberg’s successful program to restore robust sales and profitability in its core markets and its strategic move into China.
•Mr. ‘t Hart has extensive public company board and global corporate governance experience. He is a member of the Supervisory Board of Randstad. Mr. ‘t Hart is a former member of the Supervisory Board of KLM and a former member of the Board of AFKLM.

2025 PROXY STATEMENT | 25

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Nancy McKinstry Chief Executive Officer and Chair of the Executive Board, Wolters Kluwer INDEPENDENT	Age: 66	DIRECTOR SKILLS:

PROFESSIONAL BACKGROUND:
Ms. McKinstry has served as Chief Executive Officer and Chair of the Executive Board of Wolters Kluwer N.V., a
global information, software and services provider, since September 2003, and as a member of its Executive Board since June 2001. She previously served in leadership positions including CEO of Wolters Kluwer’s operations in
North America and product management positions with CCH INCORPORATED, part of Wolters Kluwer’s Tax &
Accounting division. Ms. McKinstry began her career with Booz & Company (formerly Booz Allen Hamilton), an international management-consulting firm, where she focused on assignments in the media and technology industries. She has announced her retirement from Wolters Kluwer effective February 2026.

DIRECTOR QUALIFICATIONS:
•As the Chief Executive Officer and Chair of the Executive Board of Wolters Kluwer N.V., Ms. McKinstry contributes global perspectives and management experience, including an understanding of key issues facing a multinational business.
•Ms. McKinstry has valuable experience in operations, product management, tax, accounting, risk and compliance and the media and technology industries.
•Ms. McKinstry has repeatedly been included in leading lists of business media as one of the most powerful women in business. She is among Fortune International’s Most Powerful Women in Business list, and was included in the list of HBR’s Best-Performing CEOs in the World for 2019.
•Ms. McKinstry has extensive public company board and global corporate governance experience. She is a member of the boards of Accenture plc and Abbott Laboratories.

26 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Brian J. McNamara Chief Executive Officer, Haleon plc INDEPENDENT	DIRECTOR SINCE: February 2024 Age: 58	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •People and Compensation

PROFESSIONAL BACKGROUND:
Mr. McNamara has served as Chief Executive Officer of Haleon plc (formerly GSK ConsumerHealthcare), a global consumer healthcare company, since May 2022. Mr. McNamara joined GlaxoSmithKline plc, a global pharmaceutical and biotechnology company, in 2015 and served in various capacities, including Chief Executive
Officer Designate, Haleon, from July 2021 to May 2022, Chief Executive Officer, GSK Consumer Healthcare, from
October 2016 to May 2021 and Head of Europe and Americas, GSK Consumer Healthcare, from March 2015 to
September 2016. Prior to that, he worked for 28 years in a variety of leadership positions for several global consumer products providers, including Novartis AG and The Procter & Gamble Company.

DIRECTOR QUALIFICATIONS:
•During his 36-year career, Mr. McNamara has gained valuable experience in executive leadership and global operations management. He has a strong track record of building and marketing global brands, including driving strong, profitable growth and brand innovation.
•Mr. McNamara brings strong consumer products industry knowledge and marketing experience from his work at
GSK Consumer Healthcare, Novartis AG and The Procter & Gamble Company. He brings a global perspective to the
Board, having lived and worked in Europe and the Americas.
•Mr. McNamara has public company board and corporate governance experience. He is a director of Haleon plc.

2025 PROXY STATEMENT | 27

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. INDEPENDENT	DIRECTOR SINCE: May 2012 Age: 63	DIRECTOR SKILLS:	BOARD COMMITTEES: •Audit •Finance

PROFESSIONAL BACKGROUND:
Mr. Mesquita served as Chief Executive Officer of BlueTriton Brands, a beverage company that offers regional spring water and national purified water brands, from July 2021 to March 2022. Prior to that, he was Executive Vice
President and Worldwide Chairman, Consumer of Johnson & Johnson, a global healthcare products company, from
2014 until 2019. He also served on J&J’s Executive Committee and led the Consumer Group Operating Committee.
Mr. Mesquita was an advisor to Cinven, a UK private equity firm, from 2020 to 2021.
Mr. Mesquita was employed by Procter & Gamble, a global marketer of consumer products, in various marketing and leadership capacities for 29 years from 1984 to 2013. During his tenure at P&G, he served as Group President – New
Business Creation and Innovation from 2012 until 2013; Group President – Special Assignment from January 2012 until March 2012; Group President, Global Fabric Care from 2007 to 2011; President, Global Home Care from 2001 to 2007; and President of Commercial Products and President of P&G Professional from 2006 to 2007.

DIRECTOR QUALIFICATIONS:
•Mr. Mesquita brings extensive experience leading major global company business units. In these roles, he has a strong track record of building and marketing global brands, including the reinvention of key brands, leading strategic business transformations and driving strong, profitable growth.
•As CEO of BlueTriton Brands, he embarked on growth and innovation initiatives. As Procter & Gamble’s Group
President, New Business Creation and Innovation, Mr. Mesquita redesigned the business development organization and worked across the company with technology, marketing and finance leaders to develop groundbreaking innovation capabilities.
•Mr. Mesquita was born and raised in Mozambique, Africa. He has lived and worked in several countries, including
Venezuela, Mexico, Brazil and the United States. He is fluent in Portuguese, Spanish and English.
•Mr. Mesquita has public company board and corporate governance experience. He is a director of Humana Inc.

28 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Jane Hamilton Nielsen Former Chief Operating Officer, Ralph Lauren Corporation INDEPENDENT	DIRECTOR SINCE: May 2021 Age: 60	DIRECTOR SKILLS:	BOARD COMMITTEES: •Incoming Chair, Audit •Finance

PROFESSIONAL BACKGROUND:
Ms. Nielsen served as Chief Operating Officer of Ralph Lauren Corporation, a global leader in the design, marketing and distribution of premium lifestyle products, from June 2023 until March 2025. She led Ralph Lauren’s global technology, business development, integrated business and inventory planning, logistics and real estate operations.
She also served as Ralph Lauren’s Chief Financial Officer and Chief Operating Officer from 2016 until May 2023, and Chief Financial Officer from 2016 until 2019. Ms. Nielsen previously served as Chief Financial Officer of Coach,
Inc., a leading design house of modern luxury accessories and lifestyle collections, from 2011 to 2016. Prior to that,
Ms. Nielsen spent 15 years at PepsiCo, Inc. and Pepsi Bottling Group, a global food and beverage corporation, in various senior financial roles, including Senior Vice President and Chief Financial Officer of PepsiCo Beverages
Americas and the Global Nutrition Group. She has experience in the areas of mergers & integration, investor relations and strategic planning.

DIRECTOR QUALIFICATIONS:
•Ms. Nielsen has extensive financial experience gained during her service as Chief Operating Officer and Chief
Financial Officer at Ralph Lauren, as Chief Financial Officer at Coach and in her 15 years at PepsiCo’s financial organization.
•Ms. Nielsen brings to the Board a global perspective and many years of experience in the food and consumer products industries. Throughout her tenure at Ralph Lauren, Ms. Nielsen has driven operational efficiency, digital transformation and investment in omni-channel capability. She worked on numerous acquisitions and integrations while at PepsiCo, including the acquisition of Quaker Oats.
•Ms. Nielsen has public company board and corporate governance experience. She is a former director of
Pinnacle Foods Inc.

2025 PROXY STATEMENT | 29

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Paula A. Price Former Executive Vice President and Chief Financial Officer of Macy’s, Inc. INDEPENDENT	DIRECTOR SINCE: May 2024 Age: 63	DIRECTOR SKILLS:	BOARD COMMITTEES: •Audit •Finance

PROFESSIONAL BACKGROUND:
Ms. Price served as Executive Vice President and Chief Financial Officer of Macy’s, Inc., an omni-channel retailer of merchandise, including apparel and accessories, cosmetics and other goods, from July 2018 to May 2020. Ms. Price was a full-time senior lecturer at Harvard Business School in the accounting and management unit from July 2014 to
June 2018. Prior to that, she was Executive Vice President and Chief Financial Officer of Ahold USA, a retailer that operated more than 700 supermarkets in the United States under the Stop & Shop, Giant and Martin’s names, as well as the Peapod online grocery delivery service, from May 2009 to January 2014. Ms. Price has more than 30 years of financial and operational experience and previously held senior management positions at CVS Caremark,
JPMorgan Chase, Diageo and Kraft Foods.

DIRECTOR QUALIFICATIONS:
•Ms. Price has extensive financial experience gained during her service as Chief Financial Officer at Macy’s, and as
Executive Vice President and Chief Financial Officer of Ahold USA. Ms. Price is a certified public accountant; she began her career at Arthur Andersen & Co.
•Ms. Price brings to the Board many years of experience in the food and consumer products industry. Throughout her tenure at Ahold USA, Ms. Price was responsible for finance and accounting, strategic planning, real estate development and construction and information technology.
•Ms. Price has public company board and corporate governance experience. She is a director of Accenture plc,
Bristol Myers Squibb and Warner Bros. Discovery, Inc., and a former director of DaVita Inc., Dollar General
Corporation and Western Digital Corporation.

30 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Patrick T. Siewert Senior Advisor, The Carlyle Group, Inc. and Head of Consumer, Media, and Retail, The Carlyle Group Asia, Retired INDEPENDENT	DIRECTOR SINCE: October 2012 LEAD DIRECTOR SINCE: May 2022 Age: 69	DIRECTOR SKILLS:	BOARD COMMITTEES: •Incoming Chair, Governance •Serves as an alternate member of such Board committees as designated by the Board

PROFESSIONAL BACKGROUND:
Mr. Siewert has served as Senior Advisor for The Carlyle Group, Inc., a global alternative asset management firm, since July 2023. Mr. Siewert joined The Carlyle Group in 2007 and served as Partner & Managing Director, Head of
Consumer, Media, and Retail Asia until June 2023. He also has served as Chairman, Asia, Restaurant Brands
International since May 2024.
From 2001 to 2007, Mr. Siewert held a variety of roles with The Coca-Cola Company, a global beverage company, including Group President and Chief Operating Officer, Asia, and was a member of the Global Executive Committee.
From 1974 to 2001, he held a variety of roles with Eastman Kodak Company, a technology company focused on imaging products and services, including Chief Operating Officer, Consumer Imaging and Senior Vice President and
President of the Kodak Professional Division.

DIRECTOR QUALIFICATIONS:
•While working at Coca-Cola, Eastman Kodak and Carlyle, Mr. Siewert developed extensive knowledge in the food and beverage and consumer products industries, especially insights into consumer trends and routes-to-market.
•Mr. Siewert has led business operations in the Americas, Europe, Africa, the Middle East and Asia. He currently focuses on investments and operations in Asian markets and select global opportunities.
•Mr. Siewert has extensive public company board and corporate governance experience. He is a member of the
Board of Directors of Avery Dennison Corporation.

2025 PROXY STATEMENT | 31

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Michael A. Todman Former Vice Chairman, Whirlpool Corporation INDEPENDENT	DIRECTOR SINCE: May 2020 Age: 67	DIRECTOR SKILLS:	BOARD COMMITTEES: •Governance •Chair, People and Compensation

PROFESSIONAL BACKGROUND:
Mr. Todman served as Vice Chairman of Whirlpool Corporation, a global home appliance company, from November
2014 until his retirement in December 2015 and as a member of Whirlpool’s Board of Directors for nine years. Prior to that, Mr. Todman was President, Whirlpool International, from 2009 to 2014 and President, Whirlpool North
America, from 2007 to 2009. Mr. Todman joined Whirlpool in 1993 and served in various capacities, including management, operations, sales and marketing positions in North America and Europe.
Before joining Whirlpool, Mr. Todman served in a variety of roles of increasing responsibility with Wang Laboratories,
Inc., a manufacturer of computer systems, from 1983 to 1993, and PricewaterhouseCoopers LLP, a multinational professional services firm, from 1979 to 1983.

DIRECTOR QUALIFICATIONS:
•Mr. Todman has broad leadership experience, including leading a $10 billion international business unit at Whirlpool.
•Mr. Todman brings strong industry knowledge and marketing experience. He has extensive consumer experience from Whirlpool and as a director of Newell Brands and Brown-Forman.
•Mr. Todman has comprehensive knowledge of emerging markets and has led strategic growth initiatives for emerging markets in Asia.
•Mr. Todman has extensive public company board and corporate governance experience. He is a director of
Brown-Forman, Carrier Global Corporation and Prudential, and a former director of Newell Brands and Whirlpool.

32 | 2025 PROXY STATEMENT

ITEM 1. ELECTION OF DIRECTORS Director Nominees for Election at the Annual Meeting

Dirk Van de Put Chair and Chief Executive Officer, Mondelēz International, Inc.	DIRECTOR SINCE: November 2017 CHAIR SINCE: April 2018 Age: 64	DIRECTOR SKILLS:

PROFESSIONAL BACKGROUND:
Mr. Van de Put became Chief Executive Officer of Mondelēz International and joined the Company’s Board of
Directors in November 2017. He became Chair in April 2018. Mr. Van de Put served as President and Chief
Executive Officer of McCain Foods Limited, a multinational frozen food provider, from 2011 to 2017, and served as its Chief Operating Officer from 2010 to 2011.
Mr. Van de Put was President and Chief Executive Officer, Global Over-the-Counter, Consumer Health Division of
Novartis AG, a global healthcare company, from 2009 to 2010. From 1998 to 2009, he held a variety of roles with
Groupe Danone SA, a multinational provider of packaged water, dairy and baby food products, including Executive
Vice President, Fresh Dairy and Waters, Americas, and Executive Vice President, Fresh Dairy and Waters,
Latin America.
From 1997 to 1998, Mr. Van de Put served as President, Coca-Cola Caribbean, and as Vice President, Value Chain
Management, Coca-Cola Brazil. From 1986 to 1997, he held a variety of roles with Mars, Incorporated, a global manufacturer of confectionery, pet food and other food products and a provider of animal care services, including
General Manager and President, Southern Cone Region, Mars South America and Vice President, Marketing,
Latin America.

DIRECTOR QUALIFICATIONS:
•Mr. Van de Put is a seasoned global Chief Executive Officer with experience and expertise in all critical business and commercial operations in both emerging and developed markets. He brings a global perspective to the Board, having lived and worked on three different continents.
•Mr. Van de Put has extensive leadership experience, including 30 years of experience in the food and consumer packaged goods industry.
•Mr. Van de Put is fluent in English, Dutch, French, Spanish and Portuguese.
•Mr. Van de Put has public company board and corporate governance experience. He is a director of AB Inbev SA/
NV and a former director of Keurig Dr Pepper Inc. and Mattel, Inc.

2025 PROXY STATEMENT | 33

CORPORATE GOVERNANCE
Our Board is committed to corporate governance practices that promote and protect the long‑term interests of our shareholders. We design our corporate governance practices to provide a robust and balanced framework for the
Board in performing its fiduciary duties and to promote trust in the Company. Our Board believes that having and adhering to a strong corporate governance framework is essential to our long‑term success.

GOVERNANCE GUIDELINES
KEY ELEMENTS OF OUR GOVERNANCE FRAMEWORK, PRACTICES AND POLICIES
ENHANCE OUR BOARD’S EFFECTIVENESS AND ACCOUNTABILITY TO
SHAREHOLDERS
The Guidelines articulate our governance philosophy, practices and policies in a range of areas, including the Board’s role and responsibilities, Board composition, membership criteria and structure, CEO and Board performance evaluations and succession planning. At least annually, the Governance Committee reviews the Guidelines and recommends any changes to the Board for its consideration.

Key Practice or Policy	Benefits

Independent Lead Director. Our independent Lead Director has broad and substantive duties and responsibilities that have
considerable overlap with those typically performed by an
independent Board Chair, including:
•Engages in planning and approval of meeting schedules
and agendas;
•Presides over regular executive sessions of independent directors;
•Provides input into the design of the annual Board, committee and individual director self-evaluation process;
•Serves as an alternate member of all Board committees;
•Conducts the annual Board and individual director self-evaluation process in coordination with the Governance Committee; and
•Consults with major shareholders.

A highly effective and engaged independent Lead Director:
•Provides independent Board leadership and oversight, including with respect to business matters and risk management activities;
•Enhances independent directors’ input and investors’ perspectives on agendas and discussions;
•Fosters candid discussion during regular executive sessions of the independent directors;
•Facilitates effective communication and interaction between the
Board and management;
•Serves as a liaison between the independent directors and the
Chair and CEO; and
•Provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.
•At least 80% of our directors must meet the independence
requirements prescribed by Nasdaq listing standards.
•The Guidelines provide that currently the Chair and CEO should be the only member of management to serve as a director.

•Provides independent Board oversight of management on behalf of shareholders.
•Board composed entirely of independent directors, with the
exception of the CEO.
•Committees composed entirely of and chaired by
independent directors.

Regular Executive Sessions of Independent Directors. At each in‑person Board meeting, the independent directors meet in
executive session without any members of management present.
The independent Lead Director chairs these sessions.
Allows the Board to discuss substantive issues, including matters concerning management, without management present.

Annual Board and Committee Self‑Assessments.
•Annual Board, committee and director self‑assessments include candid, one‑on‑one conversations between the independent Lead
Director and each director, in coordination with the
Governance Committee.
•The results of these self‑assessments are used in planning Board and committee meetings and agendas, fostering director
accountability and committee effectiveness, analyzing Board
composition and making director recruitment and
governance decisions.

•Promotes continuous process improvement of the Board
and committees.
•Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.
•Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

34 | 2025 PROXY STATEMENT

CORPORATE GOVERNANCE Governance Guidelines

Key Practice or Policy	Benefits

Tenure and Retirement Policies. •Non‑employee directors have a term limit of 15 years. •Non‑employee directors will not be nominated for election to the Board after their 75th birthday.	•Promotes ongoing evolution and refreshment. •Average tenure for current non‑employee directors is approximately five years.

Ongoing Director Succession Planning. The Guidelines provide that the Governance Committee seeks out women and ethnically diverse candidates to include in the pool from which director nominees are chosen, with the ultimate decision on all Board nominations being based on the contributions that the selected nominees will bring to the Board.
Maintaining a diverse Board with varying backgrounds, skills and expertise promotes inclusion in decision‑making and oversight.

Limitations on Other Board Service.
•Directors should not serve on more than three public company boards in addition to our Board.
•Directors who also serve as CEO at another public company
should not serve on more than two public company boards in
addition to our Board.
•Helps affirm that directors have sufficient time to fulfill their fiduciary duties to the Company. •All directors comply with this policy.

Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee and individual director accountability.

Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.

Special Meeting of Shareholders. The holders of at least 20% of the voting power of the outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

Regular Shareholder Engagement.
•We regularly engage with shareholders to seek their input on emerging issues, address their questions and understand
their perspectives.
•The independent Lead Director is available for consultation with our major shareholders.

•Following our 2024 Annual Meeting of Shareholders, we reached out to shareholders representing nearly 52% of our outstanding shares, and engaged with 16 different shareholders that collectively represent approximately 25% of our outstanding shares. The
independent Lead Director met with shareholders representing approximately 13% of our outstanding shares.
•This practice provides open channels of communication with our shareholders and helps promote regular consideration of and
response to feedback on the Company’s strategy, corporate
governance, compensation and ESG.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long‑term interests.

Annual CEO Evaluation and Board Oversight of Executive
Compensation.
•Annually, the People and Compensation Committee sets goals for and evaluates the Chair and CEO’s performance. The People and
Compensation Committee seeks input from the other directors
before deciding on a performance rating and
compensation actions.
•The People and Compensation Committee also oversees our
executive compensation program.

•Company’s executive compensation program aligns with our
business strategy and reflects the strength of ongoing shareholder feedback.
•Enhances management accountability.
•Promotes long‑term shareholder returns.

Board Oversight of Strategy and Risk Management.
•The Board reviews the Company’s strategic plan periodically and holds at least one meeting per year primarily dedicated to strategy.
•The Board also has ultimate responsibility for risk oversight and exercises its risk oversight responsibility at both the Board and committee level.

•Enhances management accountability as the Company’s goals and executive compensation design are tied to a number of metrics critical to achieving the strategic plan and promoting long‑term shareholder returns.
•At Board meetings held throughout the year, the Board and
management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and
operational risks.

2025 PROXY STATEMENT | 35

CORPORATE GOVERNANCE Director Onboarding and Education

DIRECTOR ONBOARDING AND EDUCATION
We provide new directors with a substantive onboarding program. They meet with numerous Company executives to learn about different aspects of Company operations, and they are invited to attend various Board committee meetings.
Once new directors are appointed to committees, they meet with Company officers who support those committees.
During their service, directors have opportunities to meet and talk with our employees during visits to Company facilities and during our Board and committee meetings. During 2024, individual directors toured the Salinas Mexico Plant and
Escobedo Sales Center in Monterrey, Mexico and the Bournville, United Kingdom Plant and R&D Center. During the
visits, the Board met with employees and participated in market visits.
We also regularly conduct voluntary educational sessions for directors on a variety of topics relevant to the Company.
In 2024, these sessions focused on Brands, AI and Sales/Route-to-Market among other topics.
In addition, the Company supports director participation in continuing education programs and reimburses directors for reasonable costs associated with attendance.
BOARD LEADERSHIP STRUCTURE
The Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its shareholders, including determining the leadership structure that will best serve those interests. The By‑Laws provide the Board flexibility in determining its leadership structure. Within this framework, the Board determines the most appropriate leadership structure at a given time in light of the Company’s needs and circumstances, as described more fully below.
The Board may determine that the CEO should also serve as Chair, and if it does so, the independent directors appoint an independent Lead Director with broad and substantive duties and responsibilities that have considerable overlap with those of an independent Board Chair. The independent Lead Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board. As part of the Board’s regular agenda, the independent Lead Director presides over executive sessions of the independent directors without the participation of the Chair and CEO. The independent Lead
Director also serves as a direct point of contact for shareholders and, in Fall/Winter 2024, led engagements with investors holding approximately 13% of our outstanding shares. The independent Lead Director also frequently confers with the other independent directors on various Board and Company matters. In addition, the independent directors may assign, and from time to time have assigned, to the independent Lead Director any additional duties over and above these fixed responsibilities as they deem appropriate.
In considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent shareholders’ interests, the Board takes into account various factors. Among them are our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self‑assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, shareholder input and our corporate governance practices. The Board recognizes the importance of the Company’s leadership structure to our shareholders and considers input on the topic obtained through robust shareholder engagement.
The Board believes that our shareholders benefit most when the Board has the flexibility and discretion to make decisions about the appropriate leadership structure for the Company in light of the Company’s needs and circumstances. At this time, the Board believes the current leadership structure continues to be appropriate for the
Company and our shareholders.

36 | 2025 PROXY STATEMENT

CORPORATE GOVERNANCE Director Onboarding and Education
THE BOARD’S CURRENT LEADERSHIP STRUCTURE PROVIDES INDEPENDENT
LEADERSHIP AND MANAGEMENT OVERSIGHT
Our Board is led by Mr. Van de Put, the Chair and CEO, together with Mr. Siewert, our independent Lead Director. Each
Board committee is composed entirely of, and is chaired by, independent directors, and each committee has a clearly defined area of oversight regarding key risks and Company functions. This leadership structure enhances the Board’s oversight of material risks because our Chair and CEO is uniquely positioned to identify emerging risks while our Lead
Director and Committee Chairs provide independent oversight of the Company’s risk management programs. Other than Mr. Van de Put, the Board is composed entirely of independent directors and each of them has access to the CEO and other company executives.
Mr. Van de Put and Mr. Siewert work closely together. The Board believes that they, together with our Committee
Chairs, provide appropriate Board leadership and oversight of the Company while facilitating effective and efficient functioning of both the Board and management. Under Mr. Van de Put’s leadership and the Board’s oversight, we have delivered strong total shareholder returns, outpacing many of our peers, and we have made sustained progress against our ESG goals.
The Board carefully considered its leadership
structure, including whether the role of Chair should
be a non‑executive position or combined with that of
the CEO. The Board concluded that combining these
roles results in significant benefits for the Company
and our shareholders, and best positions Mr. Van de
Put to:
•promote shareholders’ interests and contribute to
the Board’s effectiveness and efficiency due to his
deep knowledge of the Company, the food industry
and the competitive environment in which we
operate;
•promote the alignment of our strategic and
business plans;
•ensure items of greatest importance for our global
operations and risk management activities are
brought to the attention of, and reviewed by, the
Board on a timely basis;
•highlight important issues with the Board as they
happen, as market dynamics change or as risks
evolve, ensuring appropriate oversight
and discussion;
•lead the Board’s discussion of the Company’s
critical business matters, including risk‑related
matters and management’s response; and
•enable the Board to stay abreast of the dynamic
and rapidly evolving consumer and retail landscape
in which the Company operates.
MR. VAN DE PUT
Chair since 2018
MR. SIEWERT
Lead Director since 2022
The independent directors selected Mr. Siewert to
lead our Board as independent Lead Director
because he has extensive leadership experience,
including risk management and oversight, shaped
through his years as a Senior Advisor and former
Managing Director and Partner for The Carlyle
Group, Inc., his prior leadership roles at The
Coca‑Cola Company and Eastman Kodak Company
and his experience as lead director at Avery
Dennison Corporation. Given his broad global and
operational experience in the food, beverage and
consumer products industries, the Board believes
Mr. Siewert is well‑positioned to:
•provide independent Board leadership and
oversight, including with respect to business
matters and risk management activities;
•facilitate effective information flow to directors and
across committees, and promote active discussion
and collaboration among the independent directors;
•serve as an effective liaison between the Board
and management, as well as between the
independent directors and the Chair and CEO;
•provide candid, constructive and independent
feedback to management, including regarding
Board concerns and information needs; and
•actively engage in shareholder outreach.

2025 PROXY STATEMENT | 37

CORPORATE GOVERNANCE Director Onboarding and Education
INDEPENDENT LEAD DIRECTOR ROLE AND RESPONSIBILITIES
The Board created the independent Lead Director position to, among other things, provide strong leadership of the
Board’s affairs on behalf of shareholders, increase the Board’s effectiveness, promote open communication among the independent directors and serve as the principal liaison between the Chair and the other independent directors. The independent directors annually select the independent Lead Director for a one‑year term. The current Board structure has been discussed with shareholders and their feedback has been taken into consideration with respect to the independent Lead Director role.
The independent Lead Director has significant authority and responsibilities that protect Company and shareholder interests by promoting strong management oversight and accountability. Under the Guidelines, the independent Lead
Director, in consultation with the other independent directors, has the following substantive duties and responsibilities:
•Serve as liaison between the independent directors and the Chair and CEO;
•Seek input from the independent directors and advise the Chair and CEO as to an appropriate annual schedule of, and major agenda topics and content of related briefing materials for, regular Board meetings;
•Review and approve meeting agendas as well as the content of Board briefing materials and may add agenda items in his or her discretion, including risk‑related matters;
•Review and approve the allocation of time for the Board and committee meetings;
•Preside at Board meetings at which the Chair is not present and preside at executive sessions of the independent directors;
•Call meetings of the independent directors or of the Board;
•Facilitate effective communication and interaction between the Board and management;
•Serves as an alternate member of such Board committees as designated by the Board;
•Conduct the annual Board, committee and individual director self‑evaluation process in coordination with the
Governance Committee;
•Work with the Governance Committee to develop recommendations for committee structure, membership, rotations and committee chairs; and
•Perform such other duties as the Board may delegate, and has from time to time delegated, to the independent
Lead Director.
In addition, our Guidelines provide that management generally should communicate about the Company with shareholders and other constituencies. From time to time, the Lead Director meets with or communicate with various constituencies of the Company, generally after consultation with management. The Lead Director also is available for consultation and direct communication with the Company’s major shareholders.

DIRECTOR INDEPENDENCE
ALL DIRECTORS ARE INDEPENDENT EXCEPT FOR OUR CHAIR AND CEO
The Guidelines require that at least 80% of our directors meet the NASDAQ listing standards’ independence requirements. A director is considered independent if the Board affirmatively determines, after reviewing all relevant information, that the director has no relationship with Mondelēz International or any of its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Based on that criterion, the Board determined that Charles E. Bunch, Ertharin Cousin, Cees 't Hart, Nancy McKinstry,
Brian J. McNamara, Jorge S. Mesquita, Anindita Mukherjee, Jane Hamilton Nielsen, Paula A. Price, Patrick T. Siewert
and Michael A. Todman are all independent. Mr. Van de Put is not independent because he is a Mondelēz International employee. In addition, the Board previously determined that Lewis W.K. Booth was independent during the time that he served as a director during fiscal 2024.

38 | 2025 PROXY STATEMENT

CORPORATE GOVERNANCE Board Oversight of Strategy

BOARD OVERSIGHT OF STRATEGY
Oversight of our business strategy is one of our Board’s key responsibilities. The Board believes that overseeing and monitoring strategy is a continuous process. The Board has at least one meeting each year primarily dedicated to strategy where it meets with management to discuss, understand and challenge our strategic plan’s short- and long-term objectives. At Board meetings held throughout the year, the Board and management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment and monitor strategic and operational risks. Throughout the strategic review that led to the development of our growth strategy, the Board and management team worked in close coordination to craft a consumer-centric strategy that leverages our Company’s unique strengths in the snacking market to accelerate growth. Additionally, in 2022, we unveiled the evolution of our long-term growth strategy elevating Sustainability as a fourth strategic growth pillar now sitting alongside Growth, Execution and Culture.
Our Board, with recommendations from the Finance Committee, oversees the alignment of our capital allocation priorities with our long-term strategy. The Board oversees our capital allocation process and annually reviews our capital deployment budget, with the goal of balancing investment in growth and returning cash to shareholders. We continue to demonstrate this balance through our investments in capital expenditures, mergers and acquisitions and research and development paired with dividend growth and share repurchases.
Our Board also oversees our ESG-related risks, cybersecurity, artificial intelligence, strategy, progress and alignment with purpose, stakeholder interests and strategic risks and opportunities, and reviews progress and challenges on evolving our growth culture and our human capital management goals. For more information, see “Our Distinctive
Approach to Environmental and Social Issues,” which begins on page 54.

BOARD OVERSIGHT OF RISK MANAGEMENT
Our business faces various risks, including strategic, financial, operational, ESG, reputational, legal and compliance risks. Identifying, managing and mitigating our exposure to these risks, along with effectively overseeing such matters, are activities critical to our operational decision-making and annual planning processes.
The Board has ultimate responsibility for risk oversight. Each of our director nominees has experience managing or overseeing enterprise risk management (“ERM”) programs, either through operating or other professional experience, or through public company board experience, and leverages that experience.
Management is responsible for the day-to-day assessment, management and mitigation of risk subject to the Board’s guidance and oversight. The Board exercises its risk oversight responsibility throughout the year at both the Board level and through its standing committees, which are comprised solely of independent directors. The Board has delegated primary responsibility for overseeing enterprise risk assessment and management to the Audit Committee. Pursuant to its charter, the Audit Committee regularly, and at least annually, reviews and discusses our ERM process and the assessment and mitigation of those risks.
The Board also considers specific risk topics in connection with this process. The Board, in coordination with the Audit
Committee, oversees the Company’s enterprise risk management process, including the management of risks arising from cybersecurity threats. Our Board has delegated the primary responsibility to oversee cybersecurity matters to the
Audit Committee. Both the Board and the Audit Committee periodically review the measures we have implemented to identify and mitigate data protection and cybersecurity risks. As part of such reviews, our Board and Audit Committee receive periodic reports and presentations from members of the team responsible for overseeing cybersecurity risk management, including our Chief Information Security Officer (“CISO”), which may address a wide range of topics including recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, technological trends and information security considerations arising with respect to our peers and third parties.
Members of our Management Leadership Team also report to the Board more frequently than annually on data protection and current internal and external developments in cybersecurity, as part of the Board’s enterprise risk management review, and the Board receives reports of Audit Committee discussions regarding its oversight of cybersecurity risk. We have protocols by which certain cybersecurity incidents that meet established reporting

2025 PROXY STATEMENT | 39

CORPORATE GOVERNANCE Board Oversight of Risk Management
thresholds are escalated internally and, where appropriate, reported to the Audit Committee or the Board in a timely manner. Our committees oversee risks within their respective areas of accountability and report back to the Board.
During 2024, the Board and committees reviewed and assessed risks related to our business and operations as shown below:
THE BOARD
COMMITTEES
AUDIT
•Financial statements
•Financial reporting and
internal control processes
•Accounting matters
•Legal, compliance and
regulatory matters
•Business continuity/
disaster recovery
•Supply chain resilience
•Cybersecurity and data
protection
•Financial risk
management
•Health, safety and
environmental matters
•ESG disclosure processes
GOVERNANCE,
MEMBERSHIP AND
SUSTAINABILITY
•Governance practices
•Board organization,
membership and structure
•Related person
transactions
•Well-being
•Environmental and social
sustainability
•Public policy
•Mondelēz International’s
public image and
reputation
•Political activities
and contributions
PEOPLE AND
COMPENSATION
•Executive compensation
policies and practices
•Succession planning
•People policies, practices,
strategy, talent
management and culture
and employee engagement
•Workplace compliance
For a discussion about risk
oversight relating to the
compensation programs, see
“How the PCC Manages
Compensation Related Risk”
on page 79.
FINANCE
•Capital structure
•Financial strategies
•Strategic transactions,
including mergers,
acquisitions and
divestitures
•Interest rate exposure
•Enterprise funding and
liquidity

•Strategy
•Operations
•Revenue growth management and pricing strategy
•Commodity cost pressures and volatility, including cocoa
•Transformation change management and supply chain excellence
•Environmental and social sustainability
•Food safety •Well-being •Human Capital Management, including talent management, succession planning and culture and employee engagement •Geopolitical tensions •Enterprise digital transformation
Management has robust internal processes and controls owned by global enterprise risk owners that facilitate the identification, assessment, prioritization, mitigation, monitoring and validation of material short-, intermediate- and long-
term risks. Our global enterprise risk owners regularly engage outside advisors, where appropriate, to assist in the identification and evaluation of risks.
We have a Risk and Compliance Committee, co-facilitated by our SVP, Global Chief Ethics & Compliance Officer
(“Chief Ethics & Compliance Officer”) and SVP, Chief Audit & Controls Officer (“Chief Audit & Controls Officer”) and
composed of Executive leaders from the Finance, Accounting, Legal, Compliance, Internal Audit and People functions, which provides broad oversight of our key enterprise risk mitigation plans and ERM process. The Risk and Compliance
Committee periodically reviews the key enterprise risk updates and meets with global enterprise risk owners responsible for managing the risk, and mitigation actions and the status of the annual enterprise risk assessment. Our
Chief Ethics & Compliance Officer and Chief Audit & Controls Officer regularly report to the Audit Committee to provide updates on the status of the ERM process and the Board receives reports of Audit Committee discussions regarding its oversight of the ERM process. The global enterprise risk owners provide periodic updates at the Audit Committee,
Governance and PCC on the top key enterprise risks. Global risk owners also engage with BU and region risk owners to collect insights, learnings across regions and strengthen risk mitigation plans.

40 | 2025 PROXY STATEMENT

CORPORATE GOVERNANCE Board Oversight of Risk Management
Our ERM process also facilitates open communication between management and the Board, which helps the Board’s and committees’ understanding of key risks to our business and performance and the functioning of our risk management process, including who participates in the process and the information gathered in the assessment.
Management regularly provides reports to the Board or the appropriate committee on key risks and the actions management has taken to monitor, control and mitigate these risks. Members of management responsible for overseeing specific risks attend Board and committee meetings throughout the year to discuss these reports and provide any updates. The committees also report key risk discussions to the Board following their meetings. Board members may further discuss the risk management process directly with members of management. The independent
Lead Director also regularly meets with the other independent directors without management present to discuss current and emerging risks, among other topics.
The Company also believes that our Board leadership structure supports the Board’s risk oversight function. The combined roles of Chair and CEO, in consultation with the independent Lead Director and Committee Chairs, ensure items of greatest importance for the business, including significant emerging risks, are brought to the attention of, and reviewed by, the Board on a timely basis, ensuring appropriate oversight and discussion. For more information, see
“Board Leadership Structure,” which begins on page 35.

BOARD OVERSIGHT OF HUMAN CAPITAL MANAGEMENT AND CORPORATE CULTURE
HUMAN CAPITAL MANAGEMENT
Our Board is actively engaged in overseeing human capital management throughout the organization and recognizes that the strength of our workforce is one of the significant contributors to our success as a purpose-led, global company.
All our employees contribute to our success and help us drive strong financial performance. Attracting, developing and retaining global talent with the right skills to drive our business is central to our purpose, mission and long-term growth strategy. The PCC is responsible for oversight of organizational engagement and effectiveness and regularly reviews human resources policies and practices, talent sourcing strategies, employee development programs, succession plans and workplace compliance matters.
Talent Management and Development
The PCC focuses on plans for developing our mid-level talent into future leaders, as we believe that a diverse workforce with a range of experiences and perspectives is a significant driver of sustainable innovation and growth. We have several initiatives to provide potential future leaders with the experience and exposure needed to succeed at the highest levels of our Company. Specifically, we promote employee development by reviewing strategic positions regularly and identifying potential internal candidates to fill those roles, evaluating job skill sets to identify competency gaps and creating developmental plans to facilitate employee professional growth. We invest in our employees through training and development programs, on-the-job experiences and coaching, as well as tuition reimbursement for a majority of our employees in the United States to promote professional growth. We understand the importance of maintaining competitive compensation and benefits, and providing appropriate training so employees can learn and have opportunities to pursue their career interests with the Company. Additionally, the Board is involved and aligned with management, including our Mondelēz Leadership Team, on initiatives that promote an inclusive workplace.
Workplace Safety and Wellness
The Audit Committee oversees our health and safety performance and reviews with management our health and safety priorities and initiatives. To promote a strong culture of health and safety and prioritize keeping a healthy and safe working environment, we employ comprehensive health, safety and environment management policies and standards throughout the organization. In addition, we strive to continuously improve our work processes, tools and metrics to mitigate and prevent workplace injuries and enhance the health and safety of our employees, both in and out of the workplace.

2025 PROXY STATEMENT | 41

CORPORATE GOVERNANCE Board Oversight of Human Capital Management and Corporate Culture
We remain committed to providing a modern and flexible approach to how and where we work. Our hybrid work model way of working allows office-based employees to engage with colleagues, customers and suppliers in-person on a regular basis while also leveraging innovative technology to optimize collaboration across geographically dispersed teams.
“The Right You” is our global cross-functional initiative empowering our team members to thrive both at work and at home. “The Right You” is a globally integrated, holistic approach to employee well-being that provides employees with resources, tools, social support, privacy, employee assistance program and strategies to adopt and maintain healthy behaviors and supports awareness by all employees of available resources.
MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT
Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic and ongoing. The PCC oversees the development and retention of senior management talent while also developing a long-term succession and development plan for our
CEO. The Board has contingency plans for emergencies such as the death or disability of the CEO.
The PCC, together with the CEO and Chief People Officer, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the PCC of the executive leadership team. While the PCC has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made with input from the Board. Potential leaders interact with Board members through formal presentations, in-market reviews and informal settings.
CORPORATE CULTURE
Our Board believes that a positive corporate culture is vitally important to our success. Accordingly, the Board oversees the implementation of practices and policies to maintain a positive and engaging work environment for our team members. Our global compliance and integrity program guides our employees to act with integrity and make ethical decisions while conducting business around the world, and our Board members are provided direct access to our employees. Directors have engaged with employees in person through activities such as walking the floors of our offices and participating in small group discussions, plant and in-market visits and receptions. These visits help directors assess our culture and interact with employees outside the senior management team.
Each year, the Board reviews our global employee engagement survey results. The survey provides rich data for our leaders and a useful way to compare Mondelēz International to other companies. This information helps us create action plans at global, regional, functional and managerial levels.
For additional details on our talent management and development culture, employee engagement and workplace safety and wellness, please see the Human Capital section of our 2024 Form 10-K and our Snacking Made Right report.

MEETING ATTENDANCE
Directors are expected to attend all Board meetings, the Annual Meeting of Shareholders and all meetings of the committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting due to conflicts or unforeseen circumstances.
•The Board held eight meetings during 2024.
•During 2024, each director attended at least 85% of the combined Board meetings and meetings of committees of which he or she was a member. All of the directors who stood for election at the 2024 annual meeting of shareholders attended the annual meeting.

42 | 2025 PROXY STATEMENT

CORPORATE GOVERNANCE Insider Trading Policy

INSIDER TRADING POLICY
We have adopted insider trading policies and procedures that govern the purchase, sale and other dispositions of our securities by directors, officers, employees and contractors, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our 2024 Form 10-K filed with the SEC on February 5, 2025.

CODES OF CONDUCT
CODE OF BUSINESS CONDUCT AND ETHICS FOR NON-EMPLOYEE DIRECTORS
We have adopted a Code of Business Conduct and Ethics for Non-Employee Directors that is designed to foster a culture of honesty and integrity, focus on areas of ethical risk, guide non-employee directors in recognizing and handling ethical issues and provide mechanisms to report unethical conduct. Annually, all non-employee directors must acknowledge in writing that they have received, reviewed and understand the Code of Business Conduct and Ethics for
Non-Employee Directors.
EMPLOYEE CODE OF CONDUCT
We have adopted the Mondelēz International Code of Conduct (the “Code of Conduct”) for all our employees, which reflects our values and contains important rules for conducting our business. The Code of Conduct is part of our global compliance and integrity program, which provides training throughout the Company and encourages reporting of potential wrongdoing through anonymous reporting options and a publicized non-retaliation policy.
The Chief Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program and provides quarterly updates to the Audit Committee on Code of Conduct compliance, investigation trends and training activities. The Chief Compliance Officer also provides an annual report to the PCC on workplace compliance-related matters. The Chief Compliance Officer reports to the
EVP, Corporate and Legal Affairs, General Counsel & Corporate Secretary and has the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.
WHERE TO FIND MORE INFORMATION
To learn more about our corporate governance practices, you can access the corporate governance documents listed below at www.mondelezinternational.com/investors/corporate-governance. We will also provide copies of any of these documents to shareholders upon written request to the Corporate Secretary.
•Articles of Incorporation
•By-Laws
•Corporate Governance Guidelines
•Board Committee Charters
•Code of Business Conduct and Ethics for Non-Employee Directors
You can access the Code of Conduct at www.mondelezinternational.com/about-us/our-way-of-doing-business/
code-of-conduct.
We will disclose in the Corporate Governance section of our website any amendments to the Code of Business
Conduct and Ethics for Non-Employee Directors or the Code of Conduct, and any waiver granted to an executive officer or director under these codes, to the extent required.

2025 PROXY STATEMENT | 43

CORPORATE GOVERNANCE Review of Transactions with Related Persons

REVIEW OF TRANSACTIONS WITH RELATED PERSONS
RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
The Board has adopted a written policy regarding related person transactions. In general, “related persons” are directors, director nominees, executive officers and shareholders who beneficially own more than 5% of our outstanding
Common Stock and any of their immediate family members. A related person transaction is one in which Mondelēz
International or one of its subsidiaries is a participant, the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.
The Governance Committee reviews transactions that might qualify as related person transactions. If the Governance
Committee determines that a transaction is a related person transaction, it reviews and then approves, disapproves or ratifies the transaction. Only those related person transactions that are fair and reasonable to Mondelēz International and in our shareholders’ best interests are ratified or approved. When it is not practicable or desirable to delay review of a transaction until a committee meeting, the chair of the Governance Committee may act on behalf of the committee and report to the Governance Committee on any transaction reviewed.
When reviewing and acting on a related person transaction under this policy, the Governance Committee considers, among other things:
•the commercial reasonableness of the transaction;
•the materiality of the related person’s direct or indirect interest in the transaction;
•whether the transaction may involve an actual conflict of interest or create the appearance of one;
•the impact of the transaction on the related person’s independence (as defined in the Guidelines and the Nasdaq listing standards); and
•whether the transaction would violate any provision of the Code of Business Conduct and Ethics for Non-Employee
Directors or the Code of Conduct.
Any member of the Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or decisions regarding the transaction.
REVIEW OF RELATED PERSON TRANSACTIONS SINCE JANUARY 1, 2024
On February 13, 2024, BlackRock, Inc. (“BlackRock”), an investment management corporation, filed a Schedule 13G/A with the U.S. Securities and Exchange Commission (the “SEC”) reporting that it was a greater than 5% shareholder of the Company. During 2024, BlackRock acted as an investment manager with respect to certain investment options under our U.S., Canadian and Puerto Rican retirement savings plans and Canadian, Irish and U.K. pension plans.
BlackRock was selected as an investment manager after considering potential investment manager options by each plan’s designated authority for plan investments. BlackRock’s selection was based on the determination of each plan’s designated authority that the selection met applicable standards and that the fees were reasonable and appropriate.
BlackRock’s fees were approximately $4.0 million during 2024. Each of the plans for which BlackRock performed services paid the fees for those services from its assets. The plans expect to pay similar fees to BlackRock during 2025 for similar services. Fees, based on plan asset value, are paid quarterly on a lag basis.

44 | 2025 PROXY STATEMENT

CORPORATE GOVERNANCE Shareholder Outreach And Communication with the Board

SHAREHOLDER OUTREACH AND COMMUNICATION WITH THE BOARD
As part of our effort to better understand our shareholders’ perspectives, we regularly engage with shareholders, seeking their input and views on various matters. Since our 2024 Annual Meeting of Shareholders, the independent
Lead Director and members of senior management have conducted comprehensive shareholder engagement. We reached out to shareholders representing approximately 52% of our outstanding shares, and engaged with 16 different shareholders that collectively represent approximately 25% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 13% of our outstanding shares. In addition, we engaged with shareholders on governance and ESG matters at roundtables and corporate governance forums.
During these engagements, we discussed a variety of topics, including the Company’s business strategy, Board governance, executive compensation, human capital management, environmental and social sustainability and other matters. These discussions were very productive, and we appreciate that our shareholders took the time to share their perspectives and questions with us. The feedback we received during these conversations was shared with the Board, the PCC and the Governance Committee, and it continues to inform our policies and practices.

REACHED OUT to shareholders representing	SPOKE with 16 different shareholders representing	Independent Lead Director led meetings with shareholders representing
~52%	~25%	~13%
OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES

Shareholders may directly contact the Board, the independent Lead Director, any of the independent directors or any committee of the Board regarding matters relevant to the Board’s duties and responsibilities. Information about how to do so is available at www.mondelezinternational.com/investors/corporate-governance/contacting-the-board-and-
reporting-wrongdoings. The independent Lead Director is available for consultation with our major shareholders.
The Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent
Lead Director or appropriate independent director(s), and communications relating to matters within a Board committee’s area of responsibility to the chair of the appropriate committee. Communications relating to ordinary business matters, such as suggestions, inquiries and consumer complaints, are forwarded to the appropriate Mondelēz
International executive or employee and made available to any independent director who requests them. We do not forward solicitations, junk mail or frivolous or inappropriate communications.
In furtherance of our commitment to ongoing engagement with our shareholders, management and subject matter experts met, or are scheduled to meet in advance of the Annual Meeting, with the proponents of the shareholder proposals contained in this Proxy Statement to discuss their respective proposals.

2025 PROXY STATEMENT | 45

BOARD COMMITTEES
AND MEMBERSHIP
The Governance Committee considers and makes recommendations to the Board regarding the Board’s committee structure and membership. The Board establishes its committee structure and designates the committee members and chairs after consideration of these recommendations.
The Board currently has four standing committees: Audit; Finance; Governance; and PCC. The Board has adopted a written charter for each standing committee. The charters, which are available on our website at
www.mondelezinternational.com/investors/corporate-governance, define the committees’ respective roles and responsibilities. All committee members and chairs are independent.
Committee chairs approve agendas and materials for their committee meetings. Each committee meets regularly in executive session without management. Directors may attend the meetings of any committee of which they are not a member. Committees may retain outside legal, financial, accounting and other advisors at the Company’s expense.
Each Committee regularly reports its actions and recommendations to the Board.

COMMITTEE MEMBERSHIP

	As of March 12, 2025
	Audit Committee	Finance Committee	Governance, Membership and Sustainability Committee	People and Compensation Committee
Charles E. Bunch*
Ertharin Cousin
Cees ‘t Hart
Brian J. McNamara
Jorge S. Mesquita
Anindita Mukherjee*
Jane Hamilton Nielsen
Paula A. Price
Patrick T. Siewert		+	+	+
Michael A. Todman
Total Number of Committee Meetings During 2024	9	3	6	7
* Mr. Bunch and Ms. Mukherjee will not stand for re-election to the Board.
+ Lead Director and serves as an alternate member of such Board committees as designated by the Board.

Member
Chair

46 | 2025 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP Audit Committee

AUDIT COMMITTEE
The Board has determined that all of the Audit Committee members meet the enhanced test of independence prescribed by the NASDAQ listing standards and SEC rules. The Board also has determined that director nominees
Cees ‘t Hart, Jane Hamilton Nielsen, Paula A. Price and Patrick T. Siewert each qualify as “audit committee financial experts” within the meaning of SEC regulations and have financial sophistication in accordance with NASDAQ listing standards. No Audit Committee member received any payments in 2024 from Mondelēz International other than compensation for service as a director.

RESPONSIBILITIES
Under its charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accountants.
Among other duties, the Audit Committee also oversees:
•The oversight of environmental- and sustainability-related disclosure in SEC filings, including controls and assurance;
•The integrity of our financial statements and our accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding our assets;
•Our compliance with legal and regulatory requirements;
•Our independent auditors’ qualifications, independence and performance;
•The performance of our internal auditors and internal audit function;
•Our technology and cybersecurity risk, including risk mitigation; and
•Our guidelines and policies with respect to risk assessment and risk management.
The Chief Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program, and provides quarterly updates to the Audit Committee on Code of Conduct compliance, investigation trends and training activities. The Chief Compliance Officer also provides an annual report to the PCC on workplace compliance-related matters. The Chief Compliance Officer reports to the
EVP, Corporate & Legal Affairs — General Counsel and Corporate Secretary and has the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.
The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing.
To report such matters, please visit www.mondelezinternational.com/investors/corporate-governance for information about reporting options.

2025 PROXY STATEMENT | 47

BOARD COMMITTEES AND MEMBERSHIP Responsibilities

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2024
Management has primary responsibility for Mondelēz International’s financial statements and the reporting process, including the systems of internal control over financial reporting. Our role as the Audit Committee of the
Mondelēz International Board of Directors is to oversee Mondelēz International’s accounting and financial reporting processes and audits of its financial statements. We also emphasize the Board’s commitment to compliance and ethical conduct throughout the organization. In addition, in 2024 we assisted the Board in its oversight of:
•Mondelēz International’s compliance with legal and regulatory requirements;
•Mondelēz International’s independent registered public accountant’s qualifications, independence and performance;
•The performance of Mondelēz International’s internal auditor and the internal audit function; and
•Mondelēz International’s risk assessment and risk management guidelines and policies.
Our duties include overseeing Mondelēz International’s management, the internal audit department, and
PricewaterhouseCoopers LLP, Mondelēz International’s independent registered public accountants, in their performance of the functions listed below, for which they are responsible.
Management responsibilities include:
•Preparing Mondelēz International’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”);
•Assessing and establishing effective financial reporting systems and internal controls and procedures; and
•Reporting on the effectiveness of Mondelēz International’s internal control over financial reporting.
Internal Audit Department responsibilities include:
•Assessing management’s system of internal controls and procedures; and
•Reporting on the effectiveness of that system.
Independent Registered Public Accountants responsibilities include:
•Auditing Mondelēz International’s financial statements;
•Issuing an opinion about whether the financial statements conform with U.S. GAAP; and
•Annually auditing the effectiveness of Mondelēz International’s internal control over financial reporting.
Periodically, we meet both independently and collectively with management, the internal auditor and/or the independent registered public accountants to, among other things:
•Discuss the quality of Mondelēz International’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;
•Review significant audit findings prepared by each of the independent registered public accountants and internal audit department, together with management’s responses;
•Review the overall scope and plans for the audits by the internal audit department and the independent registered public accountants;
•Review matters related to the conduct of the independent registered public accountant’s audit;
•Review any critical audit matter identified in the independent registered public accountant’s report;
•Review critical accounting policies, the implementation of new accounting standards and the significant estimates and judgments management used in preparing the financial statements and their appropriateness for
Mondelēz International’s business and current circumstances; and
•Review Mondelēz International’s earnings releases and its use of non-GAAP financial measures.

48 | 2025 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP Responsibilities

In addition to the activities outlined above, in 2024 we reviewed with management, among other things:
•The Company’s ESG reporting and disclosures in its SEC filings and the evolving ESG regulatory landscape, including increased regulatory focus on climate change;
•Guidelines and policies with respect to Mondelēz International’s overall risk assessment and risk management, including our ERM process and specific risks identified in that process, including commodity and foreign exchange risks;
•Mondelēz International’s information technology and cybersecurity risk management and business continuity planning, including briefings by the Company’s Chief Information Officer on information security matters and discussions on cybersecurity, including if applicable, deployment or use of artificial intelligence tools with the Company’s Chief Information Security Officer and the internal audit department;
•Health, safety, environmental and compliance matters;
•Significant legal and regulatory matters;
•The U.S. and non-U.S. tax regulatory environment; and
•External ratings related to the performance of our duties of oversight.
Before Mondelēz International filed its Annual Report on Form 10-K for the year ended December 31, 2024, with the SEC, we also:
•Reviewed and discussed the audited financial statements with management and the independent registered public accountants;
•Discussed with the independent registered public accountants the items the independent registered public accountants are required to communicate to the Audit Committee in accordance with the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
•Received from the independent registered public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with us concerning independence; and
•Discussed with the independent registered public accountants their independence from Mondelēz International, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent registered public accountants from performing specified services that could impair their independence, and (ii) Mondelēz International’s and the Audit Committee’s policies.
Based upon the review and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Mondelēz International’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 5, 2025.
Audit Committee:
Patrick T. Siewert, Chair
Cees ‘t Hart
Jorge S. Mesquita
Jane Hamilton Nielsen
Paula A. Price

PRE-APPROVAL POLICIES
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. Non-audit services may include audit-related services and tax services, among others. The pre-approval authority details the particular service or category of service that the independent registered public accountants will perform. Management reports to the Audit Committee on the actual fees charged by the independent registered public accountants for each category of service.

2025 PROXY STATEMENT | 49

BOARD COMMITTEES AND MEMBERSHIP Responsibilities
During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the original pre-approval authority. In those instances, the committee approves the services before we engage the independent registered public accountants. In case approval is needed before a scheduled committee meeting, the committee has delegated pre-approval authority to its Chair. The
Chair must report on such pre-approval decisions at the committee’s next regular meeting.
The Audit Committee pre-approved all 2024 audit and non-audit services provided by the independent registered public accountants.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES
The aggregate fees for professional services provided to us by our independent registered public accountants,
PricewaterhouseCoopers LLP, for 2024 and 2023 were:

	2024	2023
Audit Fees	$15,470,000	$15,230,000
Audit-Related Fees	960,000	1,068,000
Tax Fees	72,000	45,000
All Other Fees	8,000	104,000
Total	$16,510,000	$16,447,000
Audit Fees include: (a) the integrated audit of our consolidated financial statements, including statutory audits of the financial statements of our affiliates and our internal control over financial reporting; and (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements).
Audit-Related Fees include professional services in connection with audits of carve-out financial statements, financial due diligence services, statutorily required attestation services and various other audit and special reports.
Tax Fees include professional services in connection with tax compliance and consulting services.
All Other Fees include fees for seminars, accounting research and reporting tools and other services.
Our sponsored benefit plans incurred fees of $52,000 and $88,000 related to audit services in the years 2024 and
2023. These fees are paid for by the benefit plan.
All fees above include out-of-pocket expenses.

FINANCE COMMITTEE
RESPONSIBILITIES
The Finance Committee’s responsibilities include reviewing and making recommendations to the Board on significant financial matters, including:
•At least annually, our long-term capital structure, including financing plans, projected financial structure, funding requirements, target credit ratings and return on invested capital;
•Authorization of issuances, sales or repurchases of equity and debt securities;
•Our external dividend policy and dividend recommendations;
•Proposed acquisitions, divestitures, joint ventures, investments, asset sales and purchase commitments for services in excess of $100 million; and
•Board authorization and delegation levels with respect to financing matters.
The Finance Committee also reviews and discusses with management:
•Results of transactions such as acquisitions, divestitures, joint ventures, investments, asset sales and purchase commitments for services in excess of $100 million; and
•The cash-flow impact of non-debt obligations, including funding pension and other post-retirement benefit plans.

50 | 2025 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP Governance, Membership and Sustainability Committee

GOVERNANCE, MEMBERSHIP AND SUSTAINABILITY COMMITTEE
RESPONSIBILITIES
The Governance Committee’s responsibilities include:
Membership
•At least annually, reviewing the characteristics, skills, knowledge, experience and other contributions for identifying and evaluating directors and recommend changes to the Board, if any;
•Reviewing the qualifications of candidates for director suggested by Board members, shareholders, management and others in accordance with criteria approved by the Board;
•Considering the performance and suitability of incumbent directors in determining whether to nominate them for re-election;
•Recommending to the Board a slate of nominees for election or re-election to the Board at each annual meeting of shareholders;
•Recommending to the Board candidates to be appointed to the Board as necessary to fill vacancies and newly created directorships;
•Reviewing and making recommendations to the Board as to the determination of director independence and related person transactions;
•Recommending to the Board and overseeing compliance with director retirement policies;
•Recommending to the Board directors to serve as members and chairs of each committee, as well as candidates to fill vacancies on any committee of the Board;
•Periodically reviewing succession plans for directors, members of each committee, each committee chair and the
Lead Director;
•Evaluating any PCC interlocks among Board members and executive officers;
•Monitoring directors’ compliance with the stock ownership guidelines; and
•Overseeing the orientation of new directors and evaluating opportunities for Board members to engage in continuing education.
Governance
•Annually reviewing and recommending to the Board changes to the Guidelines;
•Making recommendations to the Board concerning the frequency and content of Board meetings;
•Making recommendations to the Board concerning the appropriate size, function, composition and structure of the
Board and its committees;
•Developing, recommending to the Board and overseeing an annual self-evaluation process for the Board, its committees and individual directors;
•Administering the Code of Business Conduct and Ethics for Non-Employee Directors and, at least annually, meeting with the Corporate Secretary to review the Code and, if necessary, recommending changes to the Code to the Board;
•Reviewing directorships at other for-profit organizations offered to directors and senior officers;
•Overseeing our engagement with shareholders and proxy advisory firms, including with respect to shareholder proposals. The Committee may, as appropriate in light of the subject matter of the shareholder proposal, refer any such shareholder proposal to any other committee of the Board for review and recommendations;
•Advising and making recommendations to the Board on corporate governance matters, to the extent these matters are not the responsibility of other committees; and
•Referring a shareholder proposal to any other committee of the Board for review and recommendation depending on subject matter.

2025 PROXY STATEMENT | 51

BOARD COMMITTEES AND MEMBERSHIP Governance, Membership and Sustainability Committee
Sustainability and Public Affairs
•Except to the extent allocated to another Board committee, overseeing our ESG policies and programs related to corporate citizenship, social responsibility and public policy issues significant to the Company such as sustainability and environmental responsibility; food labeling, marketing and packaging; philanthropic activities and contributions;
and Board ESG education and capabilities;
•Monitoring issues, trends, internal and external factors and relationships that may affect the public image and reputation of the Company and the food and beverage industry; and
•Oversee the Company’s government relations strategies, lobbying activities and political contributions.
Other Duties and Responsibilities Include
•Monitoring significant developments in the regulatory environment relevant to the Company; and
•Performing any other duties and responsibilities that are consistent with the Governance Committee’s purpose,
Articles of Incorporation and By-Laws and governing law, as the Board or the Governance Committee deems necessary or appropriate.
POLITICAL ACTIVITY AND GOVERNANCE
We maintain a robust governance framework for overseeing our political activities. We do so responsibly and transparently, with priority on compliance with federal, state and local laws. The Governance Committee oversees our policies and programs related to corporate citizenship and public policy issues significant to the Company. As our success depends on sound public policies, we regularly work with government officials regarding matters of concern in accordance with applicable laws and regulations.
Mondelēz International has a proud history of involvement in the communities where employees live and work, including participation in the political process to support policies that impact our communities, employees and businesses. We provide comprehensive disclosure of political activity through our website:
www.mondelezinternational.com/investors/corporate-governance/board-oversight-of-corporate-citizenship, reflecting our policies and procedures for making political contributions and expenditures. In addition, the website provides information on our lobbying activities and a link to the lobbying disclosure reports we file with the United States
Congress. A list of U.S. trade associations to which we pay dues of more than $50,000 annually, including the portion of dues attributable to lobbying, can also be found on our website. As demonstrated by our robust reporting, we are firmly committed to providing shareholders with transparency about our political activities.

52 | 2025 PROXY STATEMENT

BOARD COMMITTEES AND MEMBERSHIP People and Compensation Committee

PEOPLE AND COMPENSATION COMMITTEE
PEOPLE AND COMPENSATION COMMITTEE INDEPENDENCE, INTERLOCKS AND
INSIDER PARTICIPATION
The Board determined that all PCC members are independent within the meaning of the Nasdaq listing standards, including the heightened independence criteria for compensation committee members. All members are “non-employee directors” under SEC rules and outside directors under the Internal Revenue Code of 1986, as amended (the “Code”).
None of the PCC’s members are or were:
•An officer or employee of Mondelēz International;
•A participant in a related person transaction required to be disclosed under Item 404 of Regulation S-K; or
•An executive officer of another entity at which one of our executive officers serves on the board of directors or the compensation committee.
RESPONSIBILITIES
The PCC’s responsibilities include:
•Establishing our executive compensation philosophy;
•Determining the group of companies the PCC uses to benchmark executive and director compensation (the
“Compensation Survey Peer Group”);
•Periodically benchmarking non-employee director compensation against the Compensation Survey Peer Group and general industry data, considering the appropriateness of the form and amount of non-employee director compensation and making recommendations to the Board concerning director compensation with a view toward attracting and retaining qualified directors;
•Assessing the appropriateness and competitiveness of our executive compensation programs, including severance programs and executive retirement income design;
•Overseeing strategic progress indicators (“SPIs”) for incentive plans;
•Reviewing and approving goals and objectives of the CEO; evaluating the performance of the CEO in light of these goals and objectives; and, based upon this evaluation, determining both the elements and amounts of the CEO’s compensation, including perquisites. The CEO may not be present during voting or deliberations on his or her compensation;
•Reviewing management’s recommendations for, and approving the compensation of, the CEO’s executive direct reports and other officers subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”);
•Determining annual incentive compensation, equity awards and other long-term incentive awards granted under our equity and long-term incentive plans to eligible participants;
•Determining the policies governing options and other stock grants;
•Making recommendations to the Board with respect to incentive plans requiring shareholder approval; and approving eligibility for and design of executive compensation programs implemented under shareholder-approved plans;
•Reviewing the compensation and benefits policies and practices for employees, including non-executive officers, as they relate to our risk management practices and risk-taking incentives, and reviewing proposed material changes to these policies and practices;
•Overseeing the talent development and succession planning process (including succession planning for emergencies) for the CEO and the CEO’s executive direct reports and, as appropriate, evaluating potential candidates and making recommendations to the Board regarding potential CEO candidates;
•Reviewing periodically our key policies, practices and strategies related to human capital management, including but not limited to organizational engagement and effectiveness, employee wellness, pay equity, talent sourcing strategies and talent management and development programs, and reviewing the human capital management disclosure in our proxy statement;

2025 PROXY STATEMENT | 53

BOARD COMMITTEES AND MEMBERSHIP People and Compensation Committee
•Overseeing policies as they relate to respect for employees and others within the business of Mondelēz International;
•Monitoring executive officers’ compliance with our stock ownership guidelines;
•Advising the Board and assessing the appropriateness of the compensation of independent directors for service on the Board and its committees;
•Reviewing and discussing with management the CD&A and related disclosures to be included in our proxy statement and annual report on Form 10-K, and preparing and approving the PCC’s annual report to shareholders for inclusion in our annual proxy statement;
•Reviewing and approving our clawback policies, upon certain financial restatements and upon significant misconduct that could damage the Company’s reputation;
•Assessing the independence of any compensation consultant, outside counsel and other advisors (whether retained by the PCC or management) that provide advice to the PCC Committee, before selecting or receiving advice from them, based on the factors set forth in the Nasdaq listing rules;
•At least annually, assessing whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in our annual report on Form 10-K and proxy statement;
•Assessing the results of the most recent advisory vote on executive compensation; and
•Performing any other duties and responsibilities that are consistent with the PCC’s purpose, our Articles of
Incorporation and By-Laws and governing law, as the Board or the PCC deems necessary or appropriate.
The PCC has the authority to delegate any of its responsibilities to the committee’s Chair, another PCC member or a subcommittee of PCC members, unless prohibited by law, regulation or any Nasdaq listing standard.
EXECUTIVE OFFICERS HAVE A LIMITED ROLE IN THE PEOPLE AND COMPENSATION
COMMITTEE’S DETERMINATION OF EXECUTIVE COMPENSATION AND
NON-EMPLOYEE DIRECTOR COMPENSATION
•Each year, the CEO presents compensation recommendations for his direct reports and the other executive officers, including the NEOs. The PCC reviews and discusses these recommendations with the CEO but retains full discretion over the compensation of these employees.
•The CEO does not make recommendations or participate in deliberations regarding his own compensation.
•Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.
See “Decision-Making Process” on page 77 for additional detail on roles in the decision-making process.
THE PEOPLE AND COMPENSATION COMMITTEE’S ROLE IN MANAGEMENT
SUCCESSION PLANNING AND DEVELOPMENT
Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic and continuous. The PCC oversees the development and retention of senior management talent while also developing a long-term succession and development plan for our
CEO. Additionally, the Board has contingency plans for emergencies such as the death or disability of the CEO.
The PCC, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the PCC of the executive leadership team. While the PCC has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made with input from the Board. Potential leaders interact with Board members through formal presentations, in-market reviews and informal settings. More broadly, the Board is updated on human capital matters for the overall workforce, including recruiting, employee engagement and development programs.

54 | 2025 PROXY STATEMENT

OUR DISTINCTIVE APPROACH TO
ENVIRONMENTAL AND SOCIAL ISSUES
Snacking Made Right is the lens through which we determine our Environmental, Social and Governance (ESG)
priorities to deliver on our mission of leading the future of snacking. We have a clear strategic approach to making snacking right, so we can drive innovative, more sustainable business growth.
Mondelēz International is committed to creating a positive impact on the world and the people our business touches while driving business performance. With a strong foundation of beloved iconic brands, stakeholder partnerships and purposeful signature programs, we’re well-positioned to lead the future of snacking. We focus in key areas where we believe we can deliver greater long-term positive impact, which is why we continue to focus significant efforts to drive progress against our core initiatives for more sustainable and mindful snacking. Our strategy and ambitions in these key focus areas are central to supporting our growth around the world and underpinned by our focus on promoting a culture of safety, quality and inclusivity.

OUR STRATEGIC FOCUS AREAS
We have identified certain environmental and social strategic focus areas that we believe are significant to building a more sustainable snacking company. Our strategic focus areas, goals and ambitions map to the areas of our business best positioned to drive progress and are aligned to what we believe is significant to our long-
term business success.
PLANET
We focus on more sustainable sourcing of key ingredients, reducing our end-to-end environmental impact and innovating our processes and packaging to reduce waste and promote recycling.
PEOPLE
We believe the strength of our workforce is one of the significant contributors to our success as a purpose-led, global company and our focus includes promoting human rights across our value chain and championing consumer and colleague well-being and community.

Ingredients	Climate	Packaging	Social Impact	Workplace Culture	Consumer Well-Being	Colleague Well- Being

Develop signature sourcing programs across key raw materials, including cocoa, wheat and palm oil, to help build greater end-to- end resilience in these supply chains.	Help combat climate change through science-based targets, using natural resources end- to-end more efficiently and renewably.	Aim for reducing and evolving packaging and improving systems to support our vision of a more circular pack economy.	Promote human rights across our value chain and help to enable empowered and inclusive communities.	Build a winning growth culture championing culture and employee engagement for our colleagues and the communities our business touches.	Aim to empower consumers with contemporary well-being options and choices, Mindful Snacking habits and portion control.	Build a culture that focuses on the safety, physical and mental well-being of our colleagues.

2025 PROXY STATEMENT | 55

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES Board Oversight and Governance of ESG

BOARD OVERSIGHT AND GOVERNANCE OF ESG
Mondelēz International prioritizes strong governance as a foundation for our sustainability efforts and commitment to Snacking Made Right. We have a comprehensive governance structure focused on transparency, accountability and embedding ESG principles throughout our operations. This approach includes addressing climate risk, promoting human rights and ensuring ethical business practices across the supply chain.
Our comprehensive governance structure provides strong oversight of our ESG efforts. Our Board of Directors oversees our ESG-related risks, strategy, progress, alignment with Purpose, stakeholder interests and strategic risks and opportunities. It also reviews progress and challenges on evolving our growth culture. Specific responsibilities are delegated to our Board committees, which are composed solely of independent directors.
Board Oversight: Our Board oversees our ESG-related risks, strategy, progress, alignment with Purpose, stakeholder interests and strategic risks and opportunities, including reviewing progress and challenges on evolving our growth culture.
Board Committee Responsibilities: Specific responsibilities are delegated to our Board committees, which are composed solely of independent directors.
•Governance, Membership and Sustainability Committee oversees our ESG policies and programs related to corporate citizenship, social responsibility and public policy issues that are significant to us. These issues include sustainability and environmental responsibility; food labeling, marketing and packaging; philanthropic and political activities and contributions; and the Board’s ESG education and capabilities.
•People and Compensation Committee oversees our growth culture priorities, as well as workplace safety, employee wellness, pay equity, talent-sourcing strategies, talent management and development programs and
ESG Strategic Progress Indicator (SPI) goals for incentive plans.
•Audit Committee oversees our safety priorities, goals and performance, as well as our ESG-related disclosure in SEC filings, including controls and assurance.
Management is responsible for the day-to-day management and oversight of our sustainability programming and strategy development, in addition to regular progress reviews. Our SVP, Chief Impact & Sustainability Officer
(“Chief Impact Officer”) leads our sustainability strategy development and oversees our sustainability strategy through implementation, as well as our long-term sustainability vision. Our Sustainability Steering Committee, chaired by our Chief Impact Officer, includes leaders from our key global functions and businesses and focuses on our environmental and social sustainability-related strategies. Our Chief Impact Officer and our EVP,
Corporate & Legal Affairs, General Counsel and Corporate Secretary regularly report on sustainability matters to the Board and the Governance Committee. Our local-first and consumer-centric business model means that business transformation requires a balance across a global scale and local operations to deliver progress against these goals.
We take a disciplined approach to our sustainability initiatives and remain transparent and proactive about our progress. We track, report on and hold management accountable for achieving our goals, and we include ESG goals in the annual compensation plan for executives.
The management and monitoring of enterprise risks, including climate risks, is reviewed annually by the global
Enterprise Risk Management (ERM) team, while the implementation of mitigation plans and the monitoring of risk
KPIs are ongoing at the global, regional or business level, where required. Based on the specific risk drivers and prioritization, we develop and implement our risk response strategies, which can be either mitigation (action plans), transfer (insurance), avoidance or acceptance. We monitor performance against our risk response strategies using risk KPIs that are tracked by the respective risk owner and reported to the global ERM team.
The global ERM team is enhancing the integration of climate risk management into the overall ERM strategy and process.

56 | 2025 PROXY STATEMENT

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES Our Goals

OUR GOALS
Our ESG goals are part of our risk and strategic planning processes and are considered as part of our annual incentive compensation program for our leadership. Business leadership teams and our Board regularly review progress toward these programs and priorities.
Our goals include more sustainable sourcing of key ingredients, reducing our environmental footprint, promoting the rights of people across our value chain and evolving our portfolio to offer a broader range of high-quality snacks addressing consumer needs while encouraging consumers to snack mindfully.
In 2024, we continued to make progress against these goals including:
•About 90% of the cocoa volume used in our chocolate brands is sourced through Cocoa Life (through a mass balance approach), our signature cocoa sourcing program, which aims to help lift up the people and restore landscapes where cocoa grows.
•We reduced carbon emissions across our manufacturing operations by about 38% vs. our baseline in 2018.
•Approximately 96% of our packaging is designed to be recyclable.
•Approximately 80% of our snacks revenue now comes from Mindful Portion Snacks – that is, snacks that are packaged in individually wrapped mindful portion serving sizes, or with clear mindful portion recommendations on pack.

ESG REPORTING
We discuss our ESG goals and programs in detail in our annual Snacking Made Right reports available on our website. We provide an ESG data sheet and are aligned with the Sustainability Accounting Standards Board
(SASB) and Task Force on Climate-Related Financial Disclosures (TCFD) reporting frameworks. We also provide our annual CDP Climate Change, Water Security and Forests disclosure. We also provide information regarding our efforts to help address the systemic issue of child labor in the cocoa supply chain in our annual Human Rights
Due Diligence & Modern Slavery Report, which will be available on our website,
www.mondelezinternational.com. We will continue to consider shareholder feedback as we align our sustainability reporting with evolving standards. We monitor investor voting policies and continue to evolve our practices and disclosures.
Our annual Snacking Made Right Report is part of our wider ambition to provide transparent and measurable information for our stakeholders on our goals, policies, initiatives and programs through ESG reporting. To ensure we keep enhancing our reporting to meet evolving requirements around the world, in 2022 we enhanced our internal procedures and controls on ESG Reporting Standards. This process provides enhanced clarity for our reporting as we continue to focus on keeping our stakeholders informed of our ongoing journey to make snacking right. As part of this work, in 2024 we continued to monitor evolving regulation, such as the European Union
Corporate Sustainability Reporting Directive (EU CSRD), in preparation for mandatory reporting compliance.
Additional details about our ESG goals are available in our annual Snacking Made Right report.

2025 PROXY STATEMENT | 57

COMPENSATION OF
NON-EMPLOYEE DIRECTORS

REVIEW OF NON-EMPLOYEE DIRECTOR COMPENSATION
The PCC reviews non-employee director compensation annually to confirm that the compensation we offer is market-competitive. To support the PCC’s review, at the PCC’s request, Semler Brossy:
•benchmarks our non-employee director compensation against our Compensation Survey Peer Group;
•assesses the form and amount of our non-employee director compensation; and
•provides the PCC with this data and an independent assessment of the appropriateness and competitiveness of our non-employee director compensation.
Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.
Using Semler Brossy’s assessment, the PCC recommended and the Board approved the following increases: $5,000 for the annual cash retainer, $10,000 for the annual equity retainer, $20,000 for the lead director retainer and $10,000 for the audit committee chair retainer. The average total retainer pay, program structure and pay mix are generally aligned with the market.

SUMMARY OF 2024 COMPENSATION ELEMENTS

Annual Compensation Elements	Amount ($)
Annual Cash Retainer	115,000
Value of Annual Equity Retainer	200,000
Additional Cash Compensation
Lead Director Retainer	50,000
Audit Committee Chair Retainer	35,000
PCC Chair Retainer	25,000
Governance Committee Chair Retainer	20,000
Finance Committee Chair Retainer	20,000
We do not pay non-employee directors meeting fees. We also do not pay any company employee who serves as director any additional compensation for serving as a director. Mr. Van de Put is the only director who is also a company employee.

PLAN LIMITS ON NON-EMPLOYEE DIRECTOR GRANTS
Our shareholder-approved 2024 Performance Incentive Plan (“2024 PIP”) limits the cash compensation and the fair market value of Common Stock grants made to any non-employee director in any calendar year to at most $750,000, except that for the first year a director joins the Board or the year in which a director is designated as Chair or Lead
Director, such limit is increased to $1,000,000. See the “2024 Non-Employee Director Compensation” and “2024 Non-
Employee Director Equity Awards” tables on page 59 for details.

58 | 2025 PROXY STATEMENT

COMPENSATION OF NON-EMPLOYEE DIRECTORS Cash Compensation – Board, Independent Lead Director and Committee Chair Retainers

CASH COMPENSATION – BOARD, INDEPENDENT LEAD DIRECTOR AND COMMITTEE CHAIR RETAINERS
We pay our non-employee directors their cash retainers quarterly. The Mondelēz International, Inc. 2001 Compensation
Plan for Non-Employee Directors allows directors to defer 25%, 50%, 75% or 100% of their cash retainers into notional unfunded accounts. These accounts are credited with gains/losses based upon the performance of investment funds that mirror certain of the investment options available under the Thrift Plan offered to U.S. salaried employees.
If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of
Shareholders), we pay that director prorated compensation based on the number of days remaining in the calendar year.

EQUITY COMPENSATION – ANNUAL EQUITY GRANT
We make annual equity grants to our non-employee directors following the Annual Meeting of Shareholders. In order to align directors’ interests with shareholders during the directors’ service, grants are in the form of vested deferred stock units (“DSUs”). We settle these DSUs by distributing actual shares six months after a director ends his or her service as a director. When we pay a dividend on our Common Stock, we accrue the value of the dividends that we would have paid on the shares underlying the DSUs. Directors receive shares equal to the accumulated value of the dividends at the same time their DSUs are settled.
If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of
Shareholders), we prorate the annual equity grant value based on the number of months until the next Annual Meeting of Shareholders.

DIRECTOR STOCK OWNERSHIP GUIDELINES
To align the interests of our non-employee directors and our shareholders, we expect our non-employee directors to hold shares of our Common Stock. Our expectations are as follows:

Key Provisions	Explanation of Key Provisions

Ownership expectation	•Amount equal to 5 times the annual Board cash retainer.
Time to meet expectation	•5 years after joining the Board as a director.
Shares counted toward ownership	•Common Stock, including sole ownership, DSUs and accounts over which the director has direct or indirect ownership or control.
Holding expectation
•The Company does not release the shares underlying DSUs until six months after the director ends his or her service as a director. The Company does not require that shares be held after distribution/issuance.

If a non-employee director does not meet these ownership expectations, the Lead Director will consider the non-employee director’s particular situation and may take action as deemed appropriate. As of March 12, 2025, each director serving for at least five years met or exceeded the ownership expectation.

COMPANY MATCH FOR DIRECTOR CHARITABLE CONTRIBUTIONS
Non-employee directors are eligible to participate in the Mondelēz International Foundation (the “Foundation”) Matching
Gift Program. Each year, the Foundation will generally match up to $15,000 in contributions by a non-employee director to any 501(c)(3) nonprofit organization(s).

2025 PROXY STATEMENT | 59

COMPENSATION OF NON-EMPLOYEE DIRECTORS 2024 Non-Employee Director Compensation

2024 NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Booth, Lewis(4)	53,036	—	—	53,036
Bunch, Charles	133,750	200,057	15,000	348,807
Cousin, Ertharin	113,750	200,057	—	313,807
´t Hart, Cees	113,750	200,057	—	313,807
McNamara, Brian(5)	104,382	263,432	—	367,814
Mesquita, Jorge	113,750	200,057	—	313,807
Mukherjee, Anindita	113,750	200,057	—	313,807
Nielsen, Jane	133,750	200,057	—	333,807
Price, Paula(6)	70,137	200,057	15,000	285,194
Siewert, Patrick	180,000	200,057	5,000	385,057
Todman, Michael	138,750	200,057	—	338,807
(1)Includes all retainer fees earned or deferred pursuant to the 2001 Compensation Plan for Non-Employee Directors.
(2)The amounts shown in this column represent the full grant date fair value of the DSU grants in 2024 as computed in accordance with Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note
1, Summary of Significant Accounting Policies – Stock-based Compensation, to the consolidated financial statements in our 2024 Form 10-K. The DSUs are immediately vested, but settlement of the shares is deferred until six months after the director separates from service on the Board. The 2024 Non-Employee
Director Equity Awards table provides further detail on the non-employee director grants made in 2024 and the number of stock awards outstanding as of
December 31, 2024.
(3)Represents Foundation contributions made as part of the Foundation Matching Gift Program. Annual match limits are based on gift date, not the match date by the Foundation. As such, the amounts reflected may represent gifts that directors made in 2023 but the Foundation did not match until 2024.
(4)Effective May 22, 2024, Mr. Booth concluded his service on the Board. His applicable retainer payment was prorated based on the date his term ended. He did not receive an annual equity grant during 2024.
(5)Mr. McNamara joined the Board effective February 1, 2024 and received a prorated director equity grant of 828 DSUs in 2024 for his Board service from
February 1, 2024 until our 2024 Annual Meeting of Shareholders.
(6)Ms. Price joined the Board effective May 22, 2024.

2024 NON-EMPLOYEE DIRECTOR EQUITY AWARDS

Name	All Stock Awards: Number of Stocks or Units Granted in 2024 (#)	All Stock Awards: Grant Date Fair Value of Stock or Units Granted in 2024(1) ($)	Outstanding Stock Awards as of December 31, 2024(2) (#)
Bunch, Charles	2,849	200,057	32,828
Cousin, Ertharin	2,849	200,057	10,039
´t Hart, Cees	2,849	200,057	5,322
McNamara, Brian	3,677	263,432	3,731
Mesquita, Jorge	2,849	200,057	53,735
Mukherjee, Anindita	2,849	200,057	6,689
Nielsen, Jane	2,849	200,057	12,066
Price, Paula	2,849	200,057	2,887
Siewert, Patrick	2,849	200,057	53,506
Todman, Michael	2,849	200,057	15,985
(1)The amounts shown in this column represent the full grant date fair value of the DSUs granted in 2024 as computed in accordance with FASB ASC Topic 718.
(2)The amounts shown in this column include dividends accrued on outstanding DSU grants. Shares subject to such DSU grants are fully vested but settlement is deferred until six months after the director separates from service on the Board.

60 | 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	TABLE OF CONTENTS
	EXECUTIVE SUMMARY	60
	COMPENSATION PROGRAM	64
	COMPENSATION DETERMINATION PROCESS	76
	COMPENSATION GOVERNANCE	79
This CD&A details our alignment of pay with financial and strategic performance, provides an overview of compensation programs, explains the guiding principles and practices upon which our executive compensation program is based and describes the compensation paid to the following individuals, who were our 2024 NEOs:

Dirk Van de Put Chair & CEO	Luca Zaramella Executive Vice President (“EVP”) & Chief Financial Officer	Vinzenz Gruber EVP & President, Europe	Gustavo Valle EVP & President, North America	Stephanie Lilak EVP & Chief People Officer

EXECUTIVE SUMMARY
COMPANY PERFORMANCE AND STRATEGY
We have continued to make significant progress against our Vision 2030 long-term strategy and aim to be the global leader in snacking by continuing to drive progress toward our four strategic priorities:

Accelerating growth while reshaping our portfolio to deliver 90% of revenue in chocolate, biscuits and baked snacks.
Advancing operational,
commercial and supply chain
excellence while investing
more than $1 billion in artificial
intelligence, machine learning
and cloud technologies to
become the digital commerce
snacks leader.
Strengthening our local-first operating model to further empower employees, promote a winning growth culture and continue to build a team of deep and engaged talent.
Helping to drive positive change
at scale across the Company’s
sustainability priorities (as
outlined in our annual Snacking
Made Right report) – to create
long-term value for both the
business and its stakeholders.

GROWTH
Accelerate
consumer-centric growth
EXECUTION
Drive operational
excellence
CULTURE
Build a winning
growth culture
SUSTAINABILITY
Scale sustainable
snacking
Our reward structure continues to be tightly aligned with our strategy, using incentive plan metrics that are structured to drive high quality results against each of the four priorities listed above.
The success of our strategic priorities and long-term strategy is demonstrated by our financial results. Over the past five years, we have seen a marked increase in our top-line growth, gross profit dollar growth and cash flow generation. We believe we are well-positioned for continued value creation as we further strengthen and reshape our portfolio, leverage our superior brands and advantaged footprint, and substantially reinvest in our brands, capabilities and talent.

2025 PROXY STATEMENT | 61

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
2024 Performance(1)
Our 2024 results underscore the ongoing strength of our execution, increased investments behind our brands and capabilities and the resiliency of our portfolio, footprint and categories. In 2024, our strong top-line and gross profit dollar growth was due to strong pricing execution and ongoing cost discipline. This top- and bottom-line strength has also led to robust free cash flow generation and significant return of capital to shareholders. Over the past several years, we have delivered strong top- and bottom-line growth while at the same time taking a long-term, sustainable approach to reinvesting in the business to position ourselves well over the coming years. Our 2024 performance reflects strong results despite a challenging operating environment.
In 2024, we delivered approximately $4.7 billion to shareholders in the form of dividends and share repurchases ($2.4 billion in dividends and $2.3 billion in share repurchases) while continuing to make significant investments in our business. All of this was made possible through realizing net cash from operating activities of approximately $4.9 billion, up $0.2 billion versus prior year, resulting in our strong Free Cash Flow of approximately $3.5 billion.

Net Revenues		Cash Flow
Reported Net Revenues Growth	Organic Net Revenues Growth (Non‑GAAP)	Reported Net Cash Provided by Operating Activities	Free Cash Flow (Non‑GAAP)
1.2%	4.3%	$4.9B	$3.5B

Gross Profit		EPS(2)
Reported Gross Profit Dollars Growth	Adjusted Gross Profit Dollars Growth @ Constant Currency (Non‑GAAP)	Reported Diluted EPS Growth	Adjusted EPS Growth @ Constant Currency (Non‑GAAP)
3.6%	5.1%	(5.5)%	13.0%

Annualized TSR
From 2019 to 2023, we delivered the highest TSR among our then Performance Peer Group in four out of five years.
Our 2024 TSR performance was below our Performance Peer Group median, despite the fact that our organic revenue and adjusted EPS growth were above the peer median. During 2024, we faced unprecedented input cost increases in our largest commodity, cocoa, which is used primarily in our chocolate business. Our chocolate business represents approximately 30% of our overall revenues, while most companies in our Performance Peer Group do not sell chocolate products. The dramatic increase in cocoa prices coupled with heightened volatility in the cocoa futures market put significant pressure on our stock price during the last two months of 2024, accounting for the overwhelming majority of the negative performance on a one and three-year basis.

1-YEAR	3-YEAR	5-YEAR

Mondelēz International	Performance Peer Group Median	S&P 500
(1)Reflects year-over-year and/or 2024 highlights. We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating, and planning decisions and in evaluating our performance. See definitions of these measures and GAAP to non-
GAAP reconciliations in Annex A.
(2)Given the nature of non-recurring items that impacted our 2024 reported diluted EPS growth, we believe adjusted EPS growth provides the most accurate picture of our 2024 performance. Our 2024 reported diluted EPS performance was negatively affected by several items impacting comparability including lapping prior-year gain on marketable securities, lapping prior-year gain on equity method investment transactions, 2024 net loss on equity method transactions including an impairment, lapping prior-year gain and operating results from the developed market gum business divested in 2023, higher intangible asset impairment charges and costs incurred for the ERP Systems Implementation program. Please refer to Annex A for more information on these items.

62 | 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
OVERVIEW OF PAY ELEMENTS
This table describes the primary elements and outcomes of the 2024 executive compensation program for our NEOs, reflecting the philosophy of our People and Compensation Committee (“PCC”) to set challenging but attainable targets to reward performance. The performance metrics below are aligned directly to the key business goals and strategy highlighted above.

Pay Element	Vehicle	2024 Performance Measures & Key Characteristics(1)		2024 Objectives
Base Salary	Cash	Fixed cash paid regularly		Attract and retain world-class business leaders by offering market-competitive salaries based on role, responsibilities, experience, individual performance and internal equity
Annual Incentive Plan (“AIP”)	100% At-risk cash	80% Financial Measures: •Organic Volume Growth (15%) •Organic Net Revenue Growth (15%) •Adjusted Gross Profit Growth (35%) •Adjusted Operating Income Growth (15%) •Free Cash Flow (20%)	30pp Market Share Overlay	Reward and motivate annual achievements of critical financial goals and strategic objectives across four priorities: growth, execution, culture and sustainability

20% Strategic Progress Indicator (“SPI”) Goals(2)
Long-Term Incentive (“LTI”) Program	75% Performance Share Units (“PSUs”) 3-year cliff vesting
•25% Organic Net Revenue Growth
•25% Adjusted EPS Growth
•50% Annualized Relative TSR
•Cap payout for the TSR metric at target if absolute TSR is
negative at the end of the performance period
•Above median performance (55th percentile) required to
achieve target payout for the Relative TSR metric
Reward long-term performance for delivering sustained long- term growth and creating shareholder value
	25% Stock Options 3-year ratable vesting	Stock Price
(1)A more detailed discussion, including definitions of the financial measures, appears later in this CD&A and in Annex A.
(2)See “Strategic Progress Indicator Goals” on page 69 for details.
2024 Compensation Program Design Changes
We did not make any material changes to our 2024 design relative to our design in 2023. Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback, demonstrated by the strong levels of support we have received historically from shareholders on our Say-on-Pay.

2025 PROXY STATEMENT | 63

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
EXECUTIVE COMPENSATION GOALS AND PRINCIPLES
Our executive compensation program is designed to focus on four primary principles.

Principle	How We Accomplish

Attract, retain and motivate talented executives and develop world-class business leaders	•Align our executive pay packages with comparable positions at companies in our Compensation Survey Peer Group, taking into account tenure, experience, performance and complexity of scope
Align executive pay and performance	•Make a significant portion of our executives’ compensation dependent on achieving robust financial and strategic goals which are set at the beginning of performance cycles
Put pay at risk by heavily weighting the mix of fixed and variable compensation toward variable components	•92% of our CEO’s target compensation and on average 82% of the other NEOs’ target compensation is at risk
Align our executives’ and shareholders’ interests to promote sustained and superior long-term shareholder returns
•78% of our CEO’s target compensation and on average 63% of the other NEOs’ target compensation is in equity-based grants, comprising of PSUs and stock options
•For PSUs, require above median performance (55th percentile) with positive returns to achieve target payout for the Relative TSR metric
•Maintain stock ownership policy that requires ownership at or above peer benchmark levels (CEO must hold shares equal to 8 times salary and other NEOs must hold shares equal to 4 times salary)

SHAREHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION
The Board encourages open and constructive dialogue with shareholders regarding our executive compensation policies and practices. At the 2024 Annual Meeting of Shareholders, approximately 94% of the votes cast in our say-on-pay advisory vote were in favor of our executive compensation policies and practices. Additionally, independent members of our Board as well as members of the management team reached out to our top shareholders on compensation and other governance issues. We did not make any changes to our compensation program in specific response to the advisory vote due to the consistent positive feedback we received from shareholders on our compensation program through our engagement efforts, as well as the strong level of support for the advisory vote.

REACHED OUT to shareholders representing	SPOKE with 16 different shareholders representing	Independent Lead Director led meetings with shareholders representing
~52%	~25%	~13%
OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES	OF OUR OUTSTANDING SHARES

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Executive Summary
COMPENSATION PROGRAM GOVERNANCE
Our executive compensation governance reflects best practices to protect and promote our shareholders’ interests.

WHAT WE DO	WHAT WE DON’T DO

   Require significant stock ownership
   For PSUs, require above median performance (55th percentile) to achieve target payout for the Relative TSR metric. Also, cap payout for the TSR metric at target if absolute TSR is negative at the end of the performance period
   Clawback policies require or permit “clawbacks” of time-based equity awards, performance-based equity awards and cash compensation upon certain financial restatements and upon significant misconduct that could damage the
Company’s reputation
   Conduct an annual compensation risk assessment
   Offer limited executive perquisites
   Pay severance and vest equity only upon a “double trigger” in the event of a change in control (“CIC”)
   Benchmark executive compensation and our performance compared to relevant comparators
   Provide for a significant majority of compensation that is based on objective, quantifiable pre-established performance goals
   Retain an independent compensation consultant to advise the PCC

    No re-pricing or exchanging
underwater stock options
    No dividends paid to executives before
PSUs vest
    No separate, enhanced health and
welfare plans for NEOs
    No guaranteed increases to
base salaries
    No hedging, pledging or short sales of
our Common Stock
    No tax gross-ups to NEOs for
executive perquisites or in the event of
a change in control
    No incentives to produce short-term
results to the detriment of long-term
goals and results
    No incentives to pursue excessively
risky business strategies

COMPENSATION PROGRAM
TOTAL TARGET COMPENSATION MIX
The PCC places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the AIP and stock options and PSUs under the LTI plan. Our focus on performance-based compensation rewards strong company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.
Below we show the 2024 total target compensation mix for our CEO and, on average, our other NEOs. This compensation mix includes base pay, target annual incentive and LTI grants. A significant portion of compensation for both the CEO and the other NEOs is at risk/variable pay.

CEO	Other NEOs

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
BASE SALARY
Overview
Base salary is the primary element of fixed compensation. In determining the base salary that each NEO receives, we look at the executive’s current compensation, tenure, individual performance, any change in the executive’s position or responsibilities and the complexity and scope of the executive’s position as compared to those of other executives within the Company and in similar positions at companies in our Compensation Survey Peer Group. The PCC reviews
NEO salaries annually. If awarded, salary increases are generally effective April 1. If there is a notable change in an
NEO’s role and responsibilities during the year, the PCC considers whether an off-cycle increase is warranted. No NEO received an off-cycle increase in 2024.
2024 Base Salary
Other than the CEO and Ms. Lilak (whose base salary was set in connection with her initial hire), each of the NEOs received a base salary increase in 2024 to reflect their performance and contributions in their current roles and to position them competitively relative to external peers. Base salaries for the NEOs and increases (where applicable) are shown in the table below.

Name	2023 base salary	2024 base salary	% increase
Mr. Van de Put	$1,550,000	$1,550,000	0.0%
Mr. Zaramella(1)	$950,000	$1,100,000	15.8%
Mr. Gruber	CHF 753,500	CHF 767,065	1.8%
Mr. Valle	$750,000	$815,000	8.7%
Ms. Lilak(2)	New Hire	$675,000	N/A
(1)In determining Mr. Zaramella’s increase, the PCC considered the factors described above, his outstanding performance contributing to strong financial results in 2023, his continued strong performance over his tenure as CFO, a significant year-over-year increase in CFO base salary levels in our Compensation
Survey Peer Group and their expectation to position him competitively against peer CFOs.
(2)Ms. Lilak’s start date was January 15, 2024.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
AIP
Overview
We design our AIP to reward and motivate annual accomplishment of critical financial and strategic objectives across our four strategic priorities: growth, execution, culture and sustainability.
AIP Award Calculation/Payout
The graphic below illustrates the key components, performance goals and calculation of the 2024 AIP for the NEOs.
2024 AIP Targets for NEOs
Target annual incentive opportunities for the NEOs are shown in the table below. In determining the targets, the PCC reviews benchmark data from our Compensation Survey Peer Group (see “Peer Groups” on page 76) to align our executive pay packages with similar positions and to reflect individual performance. Mr. Van de Put and Mr. Zaramella received increases in their target opportunities to reflect their performance that led to strong financial results in 2023 and to position them competitively relative to external peers.

Name	Target opportunity as a % of salary
Mr. Van de Put	200%
Mr. Zaramella	125%
Mr. Gruber	100%
Mr. Valle	100%
Ms. Lilak	90%

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Financial Performance Rating (80% of AIP)
Metrics and Alignment with Strategy
The financial performance rating for Mr. Van de Put, Mr. Zaramella and Ms. Lilak was based on global company performance; the financial performance ratings for Mr. Gruber and Mr. Valle were based on a combination of their respective region and global company performance. In selecting financial performance metrics, the PCC seeks to incentivize actions that drive execution consistent with our strategy. The PCC determined that each of the selected metrics incentivizes a key component of our growth strategy and that executives have the ability to influence our performance on each measure. Performance ratings against each measure can range from 0% to 200%, with the exception of the Market Share Overlay.

Performance Measures(1)	Alignment with Strategy

Organic Volume Growth	Incentivizes balanced, high-quality, top-line growth and improved margin leverage through higher capacity utilization
Organic Net Revenue Growth	Focuses on high-quality revenue growth through market share, volume gains and price-mix optimization
Adjusted Gross Profit Growth	Measures the Company’s ability to manage and balance trade-offs among volume, mix, pricing and costs and enables investment to drive earnings and Free Cash Flow through investing in people and brands
Adjusted Operating Income Growth	Demonstrates if our business is operating successfully by capturing all operating costs
Free Cash Flow	Key metric that influences our ability to invest for future growth, drive operational excellence and return cash to shareholders
Market Share Overlay	Incentivizes market share growth and leadership positions across our key markets

(1)Market share overlay reflects global market share measured on a net revenue weighted basis across our key markets. See definitions of other performance measures in Annex A.
Target-Setting Process
The Board recognizes the importance of establishing rigorous but realistic targets that continue to motivate and retain executives and approves annual operating targets after a thorough review and discussion. The targets set by the Board require achieving a high degree of business performance for the expected operating environment. These targets are used by the PCC as the basis of the AIP. In setting targets for the 2024 AIP, the PCC also took into account the significant shift in the macroeconomic environment, including accelerated volume softness particularly in the U.S. due to elongated food inflation and the worsening cocoa pricing outlook. However, targets were set at levels that would be challenging and not certain to be met. Targets were approved in the first quarter of 2024.
2024 Targets and Corporate Financial Rating
To determine awards for Mr. Van de Put, Mr. Zaramella and Ms. Lilak, the PCC first evaluated the 2024 company results against the 2024 company performance goals listed below (U.S. dollars in millions). Overall, we achieved a company performance rating of 74% under the 2024 AIP.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program

Performance Measures(1)	Threshold	Target	Maximum	Weighting	Results
Organic Volume Growth				15%	60%
Organic Net Revenue Growth				15%	70%
Adjusted Gross Profit Growth				35%	89%
Adjusted Operating Income Growth				15%	113%
Free Cash Flow				20%	105%

Market Share Change (pp vs. prior year)				Preliminary Corporate Financial Rating		Adjustment for Market Share Overlay(2)			FINAL CORPORATE FINANCIAL RATING

				89%		-	15pp	=	74%
(1)See definitions in Annex A.
(2)Reflects a decrease in global market share measured on a net revenue weighted basis across our key markets.
2024 Europe and North America Financial Ratings
To determine the annual incentive awards for Mr. Gruber and Mr. Valle, the PCC evaluated the weighted average of the performance of the business units in each of their respective regions against the performance targets and determined final region performance ratings. These ratings, together with the global corporate performance rating above, were used to create blended performance ratings (weighted as 80% region and 20% corporate), as shown below.

		Performance Rating(1)
Performance Measures(1)	Weighting	Europe (Gruber)	North America (Valle)
Organic Volume Growth	15%	56%	70%
Organic Net Revenue Growth	15%	123%	75%
Adjusted Gross Profit Growth	35%	150%	13%
Adjusted Operating Income Growth	15%	136%	15%
Free Cash Flow	20%	57%	51%
Market Share Overlay	-/+30pp	(30)pp	(30)pp
Region Performance Rating		81%	9%
Final Blended Rating		80%	22%
(1)See definitions in Annex A.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Strategic Progress Indicator Goals (20% of AIP)
We have four long-term SPI goals – Snacks Leadership (weighted 50% of the total SPI goals) and Sustainability,
Mindful Snacking and Colleagues (collectively weighted as the remaining 50% of the total SPI goals). We assess our leadership team annually on progress made against these SPI goals to ensure we stay on track to achieve our long-
term strategic objectives. Achievement on each SPI can range from 0% to 200% of target. This approach aligns the leadership team in delivering the right strategic outcomes for the Company. Similar to prior years, the PCC reviews all the results and approves the Company’s SPI rating. Following the end of the year, the PCC determines a payout percentage based on its quantitative and qualitative assessment of the Company’s global performance against the annual SPI goals.
Each member of the corporate leadership team is measured on the same SPI goals and receives the same SPI rating, while region leaders receive a rating specific to the actual performance of the business units in their respective regions.

SPI Goals		Assessment(1)	Annual Progress

Snacks Leadership (50% of SPI) Drive global leadership in snacking by accelerating growth in multiple snacking categories			•Priority & Total Snacks Share Change: Maintained overall share year- over-year, but missed our three-year goals due to slower acquisition activity

Sustainability, Mindful Snacking & Colleagues (50% of SPI)	Sustainability: Drive towards reducing environmental impact through more sustainably sourced cocoa and wheat, packaging recyclability and reducing carbon footprint
•Sustainably Sourced Cocoa: Achieved about 90% sustainably sourced cocoa via our Cocoa Life Program, on track to deliver our long-term goal
•Carbon Footprint Reduction: Strong progress towards our end-to-end carbon-reduction goal
•Recyclable Packaging: Approximately 96% conversion to recycling packaging and accelerated virgin plastic reduction

	Mindful Snacking: Evolve our products and portfolio to help consumers snack mindfully		•Mindful Portions: Strong progress towards our long-term goals •Nutrients: Exceeded annual expectations; also met all 2025 International Food & Beverage Alliance Pledges and 2025 Sodium Pledge

Colleagues: Build a winning growth, ownership and inclusive culture that promotes colleague engagement, development and wellbeing
•Employee Engagement: Achieved top quartile employee engagement relative to benchmark companies
•Depth of Talent: Continued strong improvement in our bench strength, with robust strategic talent review process focused to develop internal talent
•Inclusive Culture: Continued progress year-over-year towards our long-
term goals of fostering an inclusive environment

SPI Rating			105%

(1)Arrow up = above expected progress; sideways arrow = at expected progress; arrow down = limited progress.
Region SPI Rating
The region SPI ratings are a net revenue weighted average of the final SPI rating for each business unit in the region.
After reviewing annual progress toward each of the long-term SPI goals for the business units in the region, the PCC determined that the appropriate NEO payout ratings for the regions are:

Final SPI Rating
Corporate	105%
Europe	105%
North America	88%

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
2024 AIP Payouts
After determining the financial payout percentages and SPI ratings, the PCC approved the following AIP cash payments for the NEOs:

Name	Target Incentive	Financial Performance Rating	Strategic SPI Rating	Total Incentive Payment	Total Incentive Payment as % of Target
Mr. Van de Put	$3,100,000	74%	105%	$2,480,000	80%
Mr. Zaramella	$1,375,000	74%	105%	$1,100,000	80%
Mr. Gruber	CHF 767,065	80%	105%	CHF 652,005	85%
Mr. Valle	$815,000	22%	88%	$285,250	35%
Ms. Lilak(1)	$584,262	74%	105%	$467,410	80%
(1)Ms. Lilak’s target incentive for 2024 was prorated based on her start date.
LTI PROGRAM
Overview
We design our LTI program to incentivize our NEOs to focus on critical performance objectives that we believe will translate into sustainable shareholder returns over the long term. Grants made under our 2024 LTI program were entirely in equity using the same mix used in 2023: 75% PSUs and 25% stock options.

Vehicle	Weight	Structure	Purpose	2024 Performance Measures(1)

PSUs	75%
•Number of shares earned may range from 0% to
200% of the target number of PSUs granted based on
the final business performance rating for the 3-year
performance cycle
•3-year cliff vesting
•Cap payout for the TSR metric at target if absolute
TSR is negative at the end of the performance period
•Above median performance (55th percentile) required
to achieve target payout for the Relative TSR metric
			•Aligns long-term interests •Pay for performance •Retention •Stock ownership	•25% Organic Net Revenue Growth •25% Adjusted EPS Growth •50% Annualized Relative TSR
Stock Options	25%	•3-year ratable vesting •10-year term	•Aligns long-term interests by linking value entirely to stock price appreciation •Retention •Stock ownership	Stock Price

(1)See definitions of PSU performance measures in Annex A.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
2024 LTI Grants
The table below shows the 2024 annual equity grants to our NEOs. In determining each grant, the PCC considered each executive’s level of responsibility, individual and company performance, external market positioning and recommendations from the CEO, other than for his own grants.

	Annual Equity Grants(1)
	PSUs		Stock Options
Name	#	$(2)	#	$(2)
Mr. Van de Put(3)	172,300	12,600,000	287,160	4,200,000
Mr. Zaramella	57,950	4,237,500	96,580	1,412,500
Mr. Gruber	30,770	2,250,000	51,280	750,000
Mr. Valle	30,770	2,250,000	51,280	750,000
Ms. Lilak	15,390	1,125,000	25,640	375,000
(1)The grant date for the annual equity grants was February 27, 2024. Grants of PSUs are reflected at target since actual shares earned, if any, will be determined after the three-year performance cycle ending on December 31, 2026. The exercise price for all stock option grants equals $73.13, the closing price of our Common Stock on the grant date. See the Equity Grant Timing section below for additional information regarding our equity grant practices.
(2)The dollar values above represent the nominal amounts approved by the PCC which were used to determine the number of PSUs and stock options granted.
For the grant date fair values determined under relevant accounting principles, see the Summary Compensation Table (“SCT”) and the Grants of Plan-Based
Awards (“GPBA”) table beginning on page 82.
(3)In determining Mr. Van de Put’s total target compensation, the PCC considered the factors described above, his outstanding performance contributing to strong financial results in 2023, his continued strong performance over his tenure as CEO and their expectation to position him competitively against peer
CEOs. The PCC did not increase Mr. Van de Put’s base salary and instead delivered the majority of the increase to his total target compensation in the form of LTI because it is the pay element most aligned with stockholder value over the long term.
Performance Share Units (75% of LTI)
Overview
The PCC grants PSUs to motivate executives to achieve or exceed our long-term financial goals and deliver top-tier shareholder returns. Each NEO’s target number of PSUs is based on 75% of the total annual equity grant value.
The PCC approves performance targets for a three-year performance cycle when it grants PSUs. At the end of the three-year performance cycle, the grants will only vest if the PCC certifies that company results meet or exceed the predetermined performance thresholds. Vested PSUs are settled in shares of our Common Stock in the first quarter following the end of the performance cycle. Dividend equivalents accrue during the performance period and are paid in cash after the shares are issued based on the actual number of shares earned.
2024-2026 Metrics and Weighting
The number of shares earned by an executive depends on the Company’s achievement of key financial measures and annualized TSR relative to our Performance Peer Group. The table below describes the performance measures and weightings for the 2024-2026 PSUs and outlines how those measures align with our strategy. In selecting the metrics, the PCC seeks to incentivize behavior consistent with achieving our long-term growth objectives and to align the interests of our executives with the interests of our shareholders.

Measures(1)	Weighting	Alignment with Strategy
Organic Net Revenue Growth(2)	25%	Incentivize growth over the long term; also a key objective of our growth-oriented strategy
Adjusted EPS Growth	25%	Overall measure of performance and primary driver of shareholder value creation and return on capital
Annualized Relative TSR	50%	Directly link awards to shareholder value creation and performance versus peers
(1)See definitions in Annex A.
(2)Organic Net Revenue Growth is a metric for cash awards under our AIP and for share grants related to our PSUs. This metric is a fundamental driver of shareholder value, and we believe our executives should focus on it over both the short and long term. A one-year target (under the AIP) and a three-year target (for the PSUs) for Organic Net Revenue Growth create different, yet complementary, incentives for our employees. Organic Net Revenue Growth is also a key driver impacting our operational and financial performance and advancing our strategic plan.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
At the end of the PSU performance cycle, the number of shares actually earned may range from 0% to 200% of the target number of PSUs granted. The number of shares that may be earned against each measure, as a percentage of target, at threshold, target and maximum performance levels is as follows:

Metric Achievement:	Below Threshold	Threshold	Target	Max
Shares Earned (as a percentage of target):	0%	50%	100%	200%
2024-2026 Targets and Target-Setting Process
The target set for Annualized Relative TSR is the 55th percentile of the Performance Peer Group. The PCC set our financial performance targets for Organic Net Revenue Growth and Adjusted EPS Growth after a robust planning process based on projected annual average growth rates, external guidance, our long-term strategic plan, macroeconomic conditions, cocoa and other commodity input costs and the competitive environment over a three-year period. While we saw strong organic net revenue growth and adjusted EPS growth over the prior three years, shifting macroeconomic factors, such as accelerating volume softness particularly in the U.S. due to elongated food inflation and input cost increases in our largest commodity, cocoa, create headwinds for the 2024-2026 period. The PCC took these external factors into consideration when setting targets for the 2024-2026 PSU grant.
Although we do not prospectively disclose specific financial performance targets, we do disclose them retrospectively, along with results, at the end of each performance cycle (see “2022-2024 Performance Cycle Results and Shares
Earned” on page 72). Revealing specific targets prospectively would provide competitors and other third parties with insights into our confidential planning process and strategies and potentially harm us competitively. We design our financial performance targets to be challenging and there is no guarantee that any shares will be earned.
We provide directional guidance to assist shareholders in determining if our prospective performance targets are rigorous when evaluating our compensation programs. Below is the directional guidance for each metric in our
2024-2026 performance cycle.

Metrics(1)	Threshold	Target	Max
Organic Net Revenue Growth	1.3pp below target	Greater than 4.8%	1.3pp above target
Adjusted EPS Growth(2)	1.6pp below target	Greater than 7%	2.5pp above target
Annualized Relative TSR(3)	25th percentile	55th percentile	90th percentile
(1)See definitions in Annex A.
(2)This target was set prior to sustained unprecedented cocoa price increases.
(3)Cap payout for the relative TSR metric at target if absolute TSR is negative at the end of the performance period.
Earned PSUs vest and pay out (or are cancelled if not earned) following the end of the three-year performance period.
The actual value realized by our NEOs with respect to these awards is based on achievement of performance goals and our stock price at the time of vesting.
2022-2024 Performance Cycle Results and Shares Earned
The following chart details:
•The key financial measures, weightings and performance standards the PCC set in early 2022;
•Our actual performance over the 2022-2024 performance cycle; and
•The final business performance rating approved by the PCC at the conclusion of the 2022-2024 performance cycle.
The target set for Annualized Relative TSR is the 55th percentile of the Performance Peer Group. The PCC set our
2022-2024 financial performance targets for Organic Net Revenue Growth and Adjusted EPS Growth after a robust planning process based on projected annual average growth rates, external guidance, our long-term strategic plan, macroeconomic conditions and the competitive environment over a three-year period.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
Based on the Company’s three-year results, we achieved an above-target performance rating of 127%. Actual results for the 2022-2024 performance cycle included:

					2022-2024 Performance Cycle Results
Key Performance Measures(1)	Weighting	Threshold	Target	Max	Actual	Payout Percentage
Organic Net Revenue Growth	25%	2.7%	4.0%	5.3%	10.5%	200%
Adjusted EPS Growth	25%	5.4%	7.0%	9.5%	14.6%	200%
Annualized Relative TSR(2)	50%	25th percentile	55th percentile	90th percentile	27th percentile	53%
Final Business Performance Rating						127%
(1)See definitions in Annex A.
(2)In determining our Annualized Relative TSR performance, we used our Performance Peer Group (see “Performance Peer Group” on page 77).
Based on target awards and the performance rating, the shares earned (before taxes) for each NEO for the 2022-2024 performance cycle were as follows:

Name	Shares Earned
Mr. Van de Put	176,810
Mr. Zaramella	58,941
Mr. Gruber	41,263
Mr. Valle	30,950
Ms. Lilak(1)	1,829
(1)Ms. Lilak received a prorated grant of the 2022-2024 PSUs in connection with her hire. See “Other Compensation Actions” section below for additional information.
Stock Options (25% of LTI)
Stock options vest ratably over three years and have a full term of ten years. The PCC believes options are an appropriate vehicle for long-term compensation because they are performance-based and emphasize growth.
OTHER COMPENSATION ACTIONS
On November 29, 2024, Mr. Gruber informed us that he intended to retire from the Company. On April 1, 2025,
Mr. Gruber retired and Mr. Volker Kuhn was appointed as EVP and President, Europe. Because his termination was voluntary, Mr. Gruber was not eligible for and did not receive any severance payments.
In January 2024, Ms. Lilak joined us as EVP and Chief People Officer. In connection with her appointment, she received sign-on equity awards with a target value of approximately $1,500,000 (i.e., the April 2024 PSU and DSU grants disclosed in the GPBA table on page 84 and Outstanding Equity Awards at Fiscal Year-End table beginning on page 85). The sign-on equity awards were designed to offset compensation opportunities forfeited upon leaving her prior employer and align her outstanding PSU opportunities with those of our other NEOs (generally on a pro-rata basis based on her employment start date). Ms. Lilak also received sign-on cash of $1,500,000 (of which $600,000 is subject to repayment if she terminates her employment with us before January 15, 2026) to offset compensation forfeited upon leaving her prior employer, offset losses she incurred in relocation in connection with joining Mondelēz and in order to attract her to the Company.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
OTHER COMPENSATION ELEMENTS
Deferred Compensation
In 2024, our U.S.-based NEOs were eligible to participate in the Mondelēz Global LLC Executive Deferred
Compensation Plan (“MEDCP”), a voluntary non-qualified deferred compensation plan. The MEDCP allows executives to defer, on a pre-tax basis, up to 50% of their salary and up to 100% of their award under the AIP. Participants may invest deferred amounts in one or more notional investment options.
The MEDCP is similar to plans provided to executives at many of the companies in our Compensation Survey Peer
Group. The PCC believes the MEDCP aids in recruitment and assists executives in managing their future cash flow.
Limited Perquisites; No Executive-Only Welfare Plans or Tax Gross-Ups
The PCC believes offering certain limited perquisites is important for executive retention and recruitment. Our perquisites for NEOs, including car and financial planning allowances, are similar in scope and value to those offered by companies in our Compensation Survey Peer Group.
In addition, consistent with the findings of an independent, third-party security study, we require our CEO to use private
(non-commercial) company aircraft for both business and personal travel. This method of travel supports business continuity and personal safety while also increasing time available for business purposes, which is necessary since we do business in more than 150 countries. Other NEOs may use company aircraft for personal travel in certain limited circumstances if approved by the CEO.
Our NEOs generally participate in the same retirement, health and welfare plans broadly available to all salaried employees in the location where they are based. The footnotes to the SCT list the perquisites we provided to our NEOs in 2024. We do not provide our NEOs with tax gross-ups on executive-only perquisites or health and welfare benefits.
Consistent with market practice, eligible employees may receive tax equalization payments, relocation reimbursements and expatriate benefits pursuant to our expatriate, global mobility, relocation and tax equalization policies because there is a business purpose to employees’ relocations. Such policies are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country; they are also designed to ensure there is no undue tax burden on the employee due to business travel, relocation or an expatriate assignment.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Program
RETIREMENT AND SEPARATION BENEFITS
Our U.S.-based NEOs are eligible for broad-based U.S. employee benefit plans on the same terms as U.S. salaried employees, including the Mondelēz Global LLC Thrift Plan (“Thrift Plan”).
We also provide an unfunded non-qualified plan, the Mondelēz Global LLC Supplemental Benefits Plan (“Supplemental
Plan”), for eligible U.S. employees. The Supplemental Plan provides benefits that are not provided under the Thrift
Plan because:
•An employee’s compensation exceeds the tax-qualified plan compensation limit under Code Section 401(a)(17);
•An employee elects to defer compensation under either the MEDCP or the Supplemental Plan; or
•A participant’s Thrift Plan benefit exceeds the limits under Section 415 of the Code.
The PCC believes the Thrift Plan and the Supplemental Plan are integral pieces of our overall executive compensation program because they promote the retention of our executive leadership team over the long term. The PCC believes our NEOs should be able to defer the same percentage of their compensation and receive the same corresponding notional employer contributions as all other employees, without regard to the Code’s compensation limit applicable to tax-qualified plans or to whether the NEO has elected to defer compensation.
Mr. Gruber participates in the Company’s pension plan for Swiss employees on the same basis as other
Swiss employees.
Change in Control Severance Plan
In order to promote the retention of our executive leadership team in the event of a potentially disruptive corporate transaction, we maintain a Change in Control Plan for Key Executives (the “CIC Plan”). The CIC Plan is consistent with similar severance plans maintained by companies in our Compensation Survey Peer Group, including eligibility and severance benefit levels. We structure separation payments with two goals in mind: to make key executives, including our NEOs, available to facilitate a successful transition following a CIC and to provide a competitive level of severance protection if an executive is involuntarily terminated without cause or resigns for good reason within two years following a CIC (“double trigger”). In the event a payment under the CIC Plan or otherwise triggers an excise tax under Code
Section 4999, the payment will be the greater of the full benefit or a reduced benefit that does not trigger the excise tax, as determined on an after-tax basis for each. We do not provide any tax gross-ups for taxes payable on CIC benefits.
In 2024, in connection with a review of the CIC Plan, the PCC approved a restatement of the CIC Plan, and the severance benefits provided under the restated CIC Plan (as well as the equity treatment upon certain separations in the event of a CIC) are described under “Potential Payments Upon Termination or Change in Control” on page 90.
Other Severance Agreements
Although we generally do not have individual severance or employment agreements with any of our NEOs, we typically provide separation benefits as consideration for a departing NEO entering into an agreement protecting our interests.
The typical severance payments and other benefits that may be provided to an NEO are described under “Potential
Payments Upon Termination or Change in Control” on page 90.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Determination Process

COMPENSATION DETERMINATION PROCESS
PEER GROUPS
Role of Peer Groups
The PCC uses two different groups of peer companies: one to benchmark executive compensation, market practices and compensation design and one to assess relative performance.
Compensation Survey Peer Group
The PCC reviews compensation data from a comparator group of companies as one reference point when making compensation decisions for all executive pay, including CEO pay and when benchmarking compensation plan designs.
Aon Hewitt (“Aon”) provides aggregate pay level benchmarking data from our Compensation Survey Peer Group for each NEO role and for all elements of compensation, including salary, target bonus, total target cash, LTI and total target pay. In addition, the PCC may consider Aon benchmarking data from a broader set of companies. Then, at the request of the PCC, the Committee’s consultant, Semler Brossy, reviews and evaluates the Aon data. Separately, market data for the CEO is reviewed independently of the Aon data. Other factors considered in NEO compensation decisions include individual performance, responsibilities, leadership, years of experience, expertise, company performance and long-term growth potential.
We routinely review the selection criteria and companies in our Compensation Survey Peer Group. In 2024, the PCC
evaluated and approved maintaining the same Compensation Survey Peer Group as 2023. The following table shows our criteria for choosing the Compensation Survey Peer Group and how it is used.

How the Peer Group Was Chosen	Compensation Survey Peer Group(1)	How We Use the Peer Group

•Comparable size (0.5x-2.5x) based on net
revenue and market capitalization
•Considerable global presence with sales
and operations outside the United States
•Primarily consumer facing
•Market-leading brands
•Incorporated in the United States
•Non-controlled company structure

•3M Company
•The Coca-Cola Company
•Colgate-Palmolive Company
•The Estee Lauder Companies Inc.(2)
•General Mills Inc.
•Johnson & Johnson
•Kellanova(3)
•The Kraft Heinz Company
•Kimberly-Clark Corporation
•McDonald’s Corporation
•Nike, Inc.
•PepsiCo, Inc.
•Philip Morris International, Inc.
•The Procter & Gamble Company
•Starbucks Corporation

•Benchmark total direct compensation (at
target levels), including base salary and
annual and LTI awards
•Evaluate share utilization by reviewing
overhang and annual run rate
•Benchmark share ownership guidelines
•Assess the competitiveness of total
direct compensation awarded to
senior executives
•Compare pay-for-performance alignment
•Benchmark annual and LTI plan design

(1)Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.
(2)Excluded by the PCC when reviewing CEO compensation.
(3)In October 2023, the Kellogg Company was renamed Kellanova and completed the spin-off of its North American cereal business into a new standalone entity called WK Kellogg Co. External market data reviewed in 2023 when making 2024 pay decisions reflected Kellogg Company compensation information prior to the spin-off.
To further validate our compensation levels, using data provided by the executive compensation consultant, the PCC retrospectively evaluates our pay-for-performance alignment versus our Compensation Survey Peer Group. The PCC believes that pay and performance are appropriately aligned.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Determination Process
Performance Peer Group
We compare our financial and TSR performance against our Performance Peer Group, which allows us to link LTI compensation directly to the delivery of superior financial results relative to our consumer packaged goods peers. This group of companies is less relevant as a comparator for compensation levels for certain executive positions because of differences in company size, scope and complexity. However, we consider these companies direct competitors both for business and talent, so comparing our results with this peer group’s performance provides a valuable and relevant measure of our performance. The PCC approved removing Kellanova from the Performance Peer Group due to the announced acquisition of Kellanova by Mars Inc., a private company which is not a member of our Performance Peer
Group. The table below shows our criteria for choosing the Performance Peer Group and how it is used.

How the Peer Group Was Chosen	Performance Peer Group(1)	How We Use the Peer Group

•Industry competitor •Fast-moving consumer goods companies and primarily focused on food and non- alcoholic beverages
•Campbell Soup Company
•The Coca-Cola Company
•Colgate-Palmolive Company
•Danone
•General Mills Inc.
•The Hershey Company
•The Kraft Heinz Company
•Nestlé S.A.
•PepsiCo, Inc.
•The Procter & Gamble Company
•Unilever PLC
•Compare annualized TSR to assess our results against the TSR performance measure for PSUs

(1)Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.
DECISION-MAKING PROCESS
Role of the PCC
The approach used to determine both CEO and NEO compensation is the same approach used in determining compensation for the broader employee population, including pay competitiveness and the use of performance-based metrics that reward exceptional financial performance. When determining CEO and NEO pay, the PCC also considers other factors that it regularly reviews, including shareholder feedback, the advisory vote on compensation, global pay fairness, performance and progress against the SPIs. The PCC understands that CEO pay should be reasonable relative to overall employee pay and is mindful of the pay grades and salary ranges of our employees when making compensation decisions.
The PCC reviews and discusses the CEO’s self-evaluation of his performance with the Board and makes preliminary recommendations about base salary and LTI compensation based on a consideration of all the factors mentioned above. The PCC then discusses the compensation recommendations with the Board before approving the final compensation decisions. The CEO is not present during PCC voting or deliberations regarding his own compensation.
Role of the Compensation Consultant
The PCC retains an independent compensation consultant to assist in evaluating executive compensation programs and advise the PCC regarding the amount and form of executive and director compensation and pay-for-performance alignment. Conferring with a consultant provides additional assurance that our executive and director compensation programs are reasonable, competitive and consistent with our objectives. The PCC directly engages the consultant under an engagement letter that the PCC reviews at least annually. Since August 2019, the PCC has engaged Semler
Brossy as its independent compensation consultant.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Determination Process
During 2024, Semler Brossy provided the PCC advice and services, including:
•Regularly participating in PCC meetings, including executive sessions that exclude management;
•Consulting with the PCC Chair and being available to consult with other committee members between meetings;
•Advising on the composition of the Compensation Survey Peer Group and the Performance Peer Group;
•Providing competitive peer group compensation data for executive positions and evaluating how the compensation we pay the NEOs relates both to the Company’s performance and to how peers compensate their executives;
•Analyzing best practices and providing advice about design of the annual and LTI plans, including selecting performance metrics and ranges;
•Updating the PCC on executive compensation trends, issues and regulatory developments;
•Advising on our proxy statement and CD&A and supporting our efforts in shareholder outreach on the compensation program; and
•Benchmarking, assessing and recommending non-employee director compensation.
For the year ended December 31, 2024, Semler Brossy provided no services to Mondelēz International other than consulting services to the PCC regarding executive and non-employee director compensation.
At least annually, the PCC reviews the current engagements and the objectivity and independence of the advice that
Semler Brossy provides on executive and non-employee director compensation. In 2024, the PCC considered the six specific independence factors adopted by the SEC and Nasdaq and determined that Semler Brossy is independent and
Semler Brossy’s work did not raise any conflicts of interest.
Role of the Chief Executive Officer
Each year the CEO makes compensation recommendations to the PCC for base salary, annual incentive and LTI compensation for the NEOs other than himself, taking into account pay competitiveness and both individual and company performance. The PCC reviews and discusses these recommendations with the CEO but the PCC retains full discretion over the compensation of these employees. The PCC considers individual performance in the compensation recommendations made by the CEO. Based on each NEO’s contributions in specific areas, such as achievement of key strategic initiatives, operational efficiency, enterprise leadership, quality of financial results, leadership in a time of crisis and talent management, the CEO also provides the PCC with individual performance assessments and rating recommendations. The PCC considers the CEO’s analysis and direct knowledge of each NEO’s performance and contributions when determining the NEOs’ individual performance ratings and making final compensation decisions.
The CEO does not make recommendations or participate in deliberations regarding his own compensation.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Governance

COMPENSATION GOVERNANCE
HOW THE PCC MANAGES COMPENSATION-RELATED RISK
As it does each year, in 2024, the PCC evaluated whether our compensation designs, policies and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. As described above, we design our compensation to incentivize executives and other employees to achieve the Company’s financial and strategic goals as well as individual performance goals that promote long-term shareholder returns. Our compensation design discourages our executives and other employees from taking excessive risks for short-term benefits that may harm the Company and our shareholders in the long term. The compensation program includes several risk-mitigating elements, including:
•Using both short-term and long-term performance-based compensation, so executives do not focus solely on short-
term performance;
•Weighting executive compensation heavily toward LTI to encourage sustainable shareholder value and accountability for long-term results;
•Using multiple relevant performance measures in our incentive plan designs, so executives do not place undue importance on one measure, which could distort the results that we want to incent;
•Weighting both business performance and SPIs in our AIP, so executives do not have too narrow a focus;
•Capping the amount of incentives that may be awarded or granted;
•Retaining discretion to reduce incentive awards based on unforeseen or unintended consequences and claw back compensation upon certain financial restatements or significant misconduct that could damage the reputation of the Company;
•Requiring our top executives to hold a significant amount of their compensation in Common Stock and prohibiting them from hedging, pledging or engaging in short sales of their Common Stock;
•Minimizing use of employment contracts;
•Not backdating or re-pricing option grants; and
•Not paying severance benefits on change in control events unless the affected executive is first involuntarily terminated without cause or terminates due to good reason.
The Audit Committee oversees our ethics and compliance programs that educate executives and other employees on appropriate behavior and the consequences of inappropriate actions. Additionally, the PCC reviews workplace compliance on an annual basis. These programs not only drive compliance and integrity but also encourage employees with knowledge of potential wrongdoing to report concerns by providing multiple reporting avenues while protecting reporting employees against retaliation.
In light of these considerations, the PCC believes that our compensation programs and processes do not encourage excessive risk taking, nor do they create risks that are reasonably likely to have a material adverse effect on the
Company. Semler Brossy conducted a thorough annual review of our approach and reviewed the PCC’s risk analysis and agreed with this conclusion.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Governance
STOCK OWNERSHIP
To further align NEO and shareholder interests, the PCC requires all executives to hold a significant amount of
Common Stock. The following chart summarizes our requirements, which are comparable to, or greater than, stock ownership requirements at the majority of companies in our Compensation Survey Peer Group.

Key Provisions	Explanation of Key Provisions

Ownership expectation	•CEO: 8 times salary •Other NEOs: 4 times salary
Time to meet expectation	•5 years from employment date or 3 years following a promotion
Shares counted toward ownership
•Common Stock, including shares owned outright, direct purchase plan shares, unvested DSUs and accounts over which the executive has direct or indirect ownership or control
•Excludes unexercised Mondelēz International stock options and unvested PSUs

Additional holding requirements
•Until an NEO satisfies our stock ownership requirements, the NEO must hold 100% of all shares acquired under our equity program (including stock after the restrictions have lapsed, shares acquired upon exercise of a stock option and shares awarded for PSUs), net of shares withheld for taxes or payment of exercise price

The PCC monitors our executives’ compliance with these requirements. As of March 12, 2025, all NEOs have satisfied, exceeded or were on track to meet their stock ownership requirements and adhered to the holding requirements.
GOVERNANCE FRAMEWORK AROUND THE USE OF EARNINGS PER SHARE IN OUR
INCENTIVE PROGRAMS
The PCC believes it is appropriate to base executive compensation on performance metrics that align with our external reporting framework and the means by which shareholders and other stakeholders measure our performance.
Accordingly, the EPS metric we use in our LTI program, like our external targets, accounts for our capital allocation plans for the year, including expected share repurchases. The PCC recognizes there are differing views among investors regarding whether share repurchases should be factored into EPS targets in executive compensation programs but believes our robust governance and compensation practices mitigate the risk that an executive would act imprudently. Specifically:
•The PCC establishes the performance metrics and targets for both the annual and LTI programs;
•The Board oversees our capital allocation process and reviews a budget each year for capital deployment, including share repurchases, with the goal of balancing investment in growth and returning cash to shareholders (as demonstrated through our historical investments in capital expenditures and research and development);
•The PCC designs the LTI program with a mix of performance metrics such that even if executives were able to deploy an excessive amount of cash towards share repurchases to maximize EPS, there would be offsetting impact on other performance metrics, with no clear visibility towards increasing payouts; and
•The most heavily weighted metric in the LTI program is relative TSR and not EPS. EPS is only one of three measures with relative TSR being the most significant (50% weighting).
CLAWBACK POLICIES
We maintain two clawback policies: (i) the Dodd-Frank Clawback Policy, which provides for the recoupment of certain compensation as required by Rule 10D-1 under the Securities Exchange Act of 1934 and associated Nasdaq listing standards (collectively, “Rule 10D-1”), and (ii) the Compensation Recoupment Policy, which allows the PCC discretion to recoup certain compensation for situations outside the scope of, or in addition to the amounts recoverable under, the
Dodd-Frank Clawback Policy.
Under our Dodd-Frank Clawback Policy, in the event we are required to prepare certain accounting restatements of our financial statements, we will recover, on a reasonably prompt basis, the amount of any incentive-based compensation received by a covered executive during the three completed fiscal years prior to the date we are required to prepare the restatement that exceeds the amount that otherwise would have been received by the covered executive had it been determined based on the restated financial statements.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A) Compensation Governance
Under our Compensation Recoupment Policy, the PCC may determine the extent to which the Company should recoup the incentive-based compensation of any covered executive officer whose act or omission necessitated a restatement or who participated in significant misconduct. The PCC, in its discretion, may then take the actions it deems necessary or appropriate to recoup incentive-based compensation and address the events that gave rise to the restatement or misconduct and to prevent a recurrence. For the avoidance of doubt, recoupment under the Compensation
Recoupment Policy would be in addition to, and not in lieu of, any mandatory recovery of compensation under the
Dodd-Frank Clawback Policy.
We may recoup incentive-based compensation under our clawback policies using the methods the PCC deems appropriate, which may include, to the extent permitted by applicable law:
•Requiring a covered executive to repay some or all of the incentive compensation granted or paid, including annual incentive bonuses and LTI grants;
•Requiring a covered executive to repay any gains realized on the exercise of stock options or on the open-market sale of vested shares;
•Canceling some, or all, of a covered executive’s restricted stock, DSUs, PSUs, outstanding stock options or other equity awards; and/or
•Adjusting a covered executive’s future compensation.
In the event of any overlap, our Dodd-Frank Clawback Policy will provide the minimum amount we will recoup from a covered executive and the PCC may, in its discretion, recoup additional amounts, if appropriate, under our
Compensation Recoupment Policy.
TRADING RESTRICTIONS, ANTI-HEDGING AND ANTI-PLEDGING POLICY
Our Insider Trading Policy prohibits our employees, including our executive officers and our directors (together,
“Mondelēz International Personnel”) from engaging in transactions involving Mondelēz International, Inc.-based or
Mondelēz International, Inc. subsidiary-based derivative securities, short-selling or hedging transactions that create an actual or potential bet against Mondelēz International, Inc. or one of its subsidiaries. Derivative securities include options, warrants, convertible securities, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as Mondelēz International, Inc. stock. This prohibition includes, but is not limited to, trading in Mondelēz International, Inc.-based or Mondelēz International, Inc. subsidiary-based option contracts (for example, buying and/or writing puts and calls or transacting in straddles). This prohibition also applies to family members who reside with Mondelēz International Personnel, others who live in their households (except tenants or staff), any family members who do not live in their households but whose transactions in securities they direct or are subject to their influence or control, any corporations or other business entities controlled or managed by Mondelēz
International Personnel and any trusts of which Mondelēz International Personnel are the trustee or over which they otherwise have investment control.
In addition, our insider trading policy allows Section 16 officers to trade company securities only during open window periods and, among other requirements, only after they have pre-cleared transactions with the Corporate Secretary and prohibits our directors, executive officers and certain additional executives from holding Mondelēz International securities in a margin account or pledging Mondelēz International securities as collateral for a loan.
EQUITY GRANT TIMING
The PCC has generally granted annual equity awards, including stock option grants to the NEOs, each year on the date of a regularly scheduled PCC meeting in the first quarter of the year after the release of our annual financial results.
During 2024, the PCC did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to the NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q,
10-K or 8-K that discloses material nonpublic information.

82 | 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

2024 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation Annual Incentive Awards(5) ($)	Change in Pension Value(6) ($)	All Other Compensation(7) ($)	Total Compensation ($)
Van de Put, Dirk Chair & CEO	2024	1,550,000	—	12,931,115	4,382,062	2,480,000	—	961,546	22,304,723
	2023	1,550,000	—	10,625,963	3,501,056	4,417,500	—	923,656	21,018,175
	2022	1,537,671	—	8,613,541	2,607,905	4,446,950	—	719,609	17,925,677
Zaramella, Luca EVP & Chief Financial Officer	2024	1,062,500	—	4,349,148	1,473,811	1,100,000	—	502,436	8,487,895
	2023	932,500	—	3,935,694	1,296,743	1,567,500	—	242,445	7,974,882
	2022	872,603	—	2,871,387	869,302	1,461,680	—	178,200	6,253,171
Gruber, Vinzenz(1) EVP & President, Europe	2024	867,944	—	2,309,289	782,533	740,776	1,041,945	21,062	5,763,549
	2023	834,670	—	3,148,281	1,037,340	1,115,920	2,606,772	20,643	8,763,626
	2022	790,555	—	2,010,156	608,534	478,449	—	17,406	3,905,100
Valle, Gustavo EVP & President, North America	2024	798,750	—	2,309,289	782,533	285,250	—	196,246	4,372,068
	2023	742,500	—	1,810,776	596,504	1,132,500	—	184,134	4,466,414
	2022	702,740	—	1,507,772	456,456	1,038,003	—	164,272	3,869,243
Lilak, Stephanie EVP & Chief People Officer	2024	649,039	1,250,000	2,718,924	391,266	467,410	—	450,828	5,927,467
(1)Mr. Gruber is a local employee of Mondelēz Europe GmbH. Mr. Gruber's equity compensation (stock awards and stock options) is denominated in USD; his non‑equity compensation was paid in non‑U.S. dollars and was converted to U.S. dollars (“USD”) using the applicable conversion rate for each year (each such conversion rate, the “Applicable Exchange Rate,” which for 2024 and 2023 were the average exchange rate for each year and for 2022 was the exchange rate as of December 31, 2022).
(2)Reflects sign-on cash paid to Ms. Lilak to offset compensation forfeited upon leaving her prior employer and offset losses she incurred in relocation in connection with joining Mondelēz.
(3)Reflects grants of PSUs for all NEOs and, for Ms. Lilak, also includes time-based DSUs. The amounts shown represent the full grant date fair value of the stock grants made in each year as computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in
Note 12, Stock Plans, to the consolidated financial statements in our 2024 Form 10‑K. The grant date value of the PSUs for each NEO assuming maximum performance are as follows: Mr. Van de Put – $25,200,598, Mr. Zaramella – $8,475,767, Mr. Gruber – $4,500,420, Mr. Valle – $4,500,420 and Ms. Lilak –
$2,250,941 for 2024-2026 PSUs, $601,331 for sign-on 2023-2025 PSUs and $200,909 for sign-on 2022-2024 PSUs.
(4)Reflects stock option grants. The amounts shown represent the full grant date fair value of the options granted in each year as computed in accordance with
FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12, Stock Plans, to the consolidated financial statements in our 2024 Form 10‑K.
(5)Reflects final earned 2024 AIP awards.
(6)Reflects the aggregate change in the actuarial present value of the benefits under the Pension Fund Mondelēz Switzerland for Mr. Gruber. For 2024, there was an increase in such pension value due to a decrease in the discount rate. The other NEOs are not eligible to participate in a defined benefit retirement plan.

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EXECUTIVE COMPENSATION TABLES 2024 Summary Compensation Table
(7)The amounts shown in the “All Other Compensation” column for 2024 reflect the following:

	D. Van de Put ($)	L. Zaramella ($)	V. Gruber ($)	G. Valle ($)	S. Lilak ($)
Personal use of company aircraft(a)	389,231	52,233	—	—	—
Car allowance	23,333	15,000	21,062	15,000	22,500
Financial counseling allowance(b)	10,000	6,299	—	5,050	7,500
Employer contributions on defined contribution plans(c)	537,075	236,700	—	173,813	53,740
Relocation expenses(d)	—	—	—	—	275,348
Tax gross-up on relocation expenses(d)	—	—	—	—	91,740
Tax equalization payment(e)	—	190,160	—	2,383	—
Tax preparation expenses(f)	1,907	2,044	—	—	—
Total All Other Compensation	961,546	502,436	21,062	196,246	450,828
(a)Consistent with the findings of an independent, third-party security study, we require our CEO to use private (non-commercial) company aircraft for both business and personal travel. Other NEOs may use company aircraft for personal travel in certain limited circumstances if approved by the CEO. This method of travel supports business continuity and personal safety while also increasing time available for business purposes, which is necessary since we do business in more than 150 countries. The incremental cost of personal use of the Company aircraft is based on the variable operating costs to the
Company. The incremental cost of personal use of charter aircraft is based on the invoice to the Company. Personal use includes any travel to meetings of unaffiliated companies’ board of directors on which Mr. Van de Put serves. Mr. Van de Put and Mr. Zaramella are responsible for taxes in connection with personal aircraft use and we do not reimburse for those taxes.
(b)All U.S. executive officers are eligible for an annual financial counseling allowance up to $7,500 and, in the case of Mr. Van de Put, up to $10,000.
(c)All eligible U.S. employees, including our U.S. NEOs, receive matching company contributions for contributions made to the Thrift Plan and the
Supplemental Plan, if applicable. Similarly, all eligible U.S. employees hired or localized to the United States after 2008 who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, including Mr. Van de Put, Mr. Zaramella, Mr. Valle and Ms. Lilak, receive an additional non-
elective company contribution to the Thrift Plan and the Supplemental Plan, if applicable, equal to 4.5% of eligible compensation. Mr. Gruber does not participate in a defined contribution plan.
(d)At the time of her hire, Ms. Lilak received our standard executive relocation assistance program, which covers moving, travel and other expenses in connection with the relocation. Tax payments are also provided to cover the additional taxes due solely to the relocation assistance program in accordance with our expatriate, global mobility and tax equalization (“TEQ”) policies.
(e)For Mr. Zaramella, the ongoing expenses are trailing tax expenses related to equity earned during his international assignment, paid in accordance with our TEQ policies. Mr. Zaramella, previously a Swiss expatriate on international assignment in the United States, localized effective August 1, 2018. For
Mr. Valle, tax equalization was related to business travel to Canada. Tax equalization payments are made pursuant to our TEQ policy and are designed to ensure there is no undue tax burden on the employee due to business travel, relocation or an expatriate assignment.
(f)Mr. Van de Put and Mr. Zaramella also received tax preparation services from the Company-selected tax services provider.

84 | 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES 2024 Grants of Plan‑Based Awards

2024 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards(4) ($/Share)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Van de Put, Dirk	—	AIP	1,550,000	3,100,000	6,200,000	—	—	—	—	—	—	—
	02/27/2024	Performance Share Units	—	—	—	86,150	172,300	344,600	—	—	—	12,931,115
	02/27/2024	Stock Options	—	—	—	—	—	—	—	287,160	73.13	4,382,062
Zaramella, Luca	—	AIP	687,500	1,375,000	2,750,000	—	—	—	—	—	—	—
	02/27/2024	Performance Share Units	—	—	—	28,975	57,950	115,900	—	—	—	4,349,148
	02/27/2024	Stock Options	—	—	—	—	—	—	—	96,580	73.13	1,473,811
Gruber, Vinzenz	—	AIP	435,751	871,501	1,743,002	—	—	—	—	—	—	—
	02/27/2024	Performance Share Units	—	—	—	15,385	30,770	61,540	—	—	—	2,309,289
	02/27/2024	Stock Options	—	—	—	—	—	—	—	51,280	73.13	782,533
Valle, Gustavo	—	AIP	407,500	815,000	1,630,000	—	—	—	—	—	—	—
	02/27/2024	Performance Share Units	—	—	—	15,385	30,770	61,540	—	—	—	2,309,289
	02/27/2024	Stock Options	—	—	—	—	—	—	—	51,280	73.13	782,533
Lilak, Stephanie	—	AIP	292,131	584,262	1,168,524	—	—	—	—	—	—	—
	02/27/2024	Performance Share Units	—	—	—	7,695	15,390	30,780	—	—	—	1,155,020
	02/27/2024	Stock Options	—	—	—	—	—	—	—	25,640	73.13	391,266
	04/01/2024	Performance Share Units(6)	—	—	—	720	1,440	2,880	—	—	—	113,170
	04/01/2024	Performance Share Units(6)	—	—	—	2,155	4,310	8,620	—	—	—	350,619
	04/01/2024	Deferred Stock Units(6)	—	—	—	—	—	—	15,770	—	—	1,100,115
(1)Threshold equals 50% of target and maximum equals 200% of target. A zero payout is possible if threshold performance levels are not achieved. Actual amounts earned under our 2024 AIP are disclosed in the “Non-Equity Incentive Plan Compensation Annual Incentive Awards” column in the 2024 SCT.
Amounts for Mr. Gruber were converted to USD using the Applicable Exchange Rate.
(2)Threshold equals 50% of target and maximum equals 200% of target. A zero payout is possible if threshold performance levels are not achieved. The target number of units shown in the table reflects the number of shares of our Common Stock earned if performance is achieved at target levels. For PSUs granted on February 27, 2024, actual shares earned under the 2024-2026 performance cycle will be determined and settled no later than March 15, 2027. Any shares earned will be settled net of applicable tax withholding. Dividend equivalents accrue during the performance cycle and will be paid at the end of the performance cycle in cash, net of applicable tax withholding, based on the actual number of shares earned for the performance cycle, if any.
(3)Dividend equivalents accrue on unvested deferred stock units and will be paid upon vesting, net of applicable tax withholding.
(4)Exercise price equals the closing price of our Common Stock on the grant date.
(5)Amounts represent the grant date fair value of the awards as computed in accordance with FASB ASC Topic 718.
(6)Reflects Ms. Lilak's sign-on PSUs which were determined on a pro-rata basis based on her start date during the respective performance cycle. 1,440 PSUs were granted at target for the 2022-2024 performance cycle and the actual shares earned are reported in the “2022-2024 Performance Cycle Results and
Shares Earned” section of the CD&A. 4,310 PSUs were granted at target for the 2023-2025 performance cycle and any actual shares earned will be determined and settled no later than March 15, 2026. She also received sign-on DSUs which vest annually over two years. The sign-on equity awards were designed to offset compensation opportunities forfeited upon leaving her prior employer and align her outstanding PSU opportunities with those of our other NEOs.

2025 PROXY STATEMENT | 85

EXECUTIVE COMPENSATION TABLES 2024 Outstanding Equity Awards at Fiscal Year‑End

2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Van de Put, Dirk	11/20/2017	133,580	—	42.11	11/20/2027	—	—	—	—
	02/22/2018	258,570	—	43.51	02/22/2028	—	—	—	—
	02/22/2019	273,740	—	47.72	02/22/2029	—	—	—	—
	02/20/2020	232,900	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	256,110	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	153,133	78,887	64.65	02/24/2032	—	—	—	—
	03/02/2023	85,202	172,988	65.36	03/02/2033	—	—	309,840	18,506,743
	02/27/2024	—	287,160	73.13	02/27/2034	—	—	86,150	5,145,740
Zaramella, Luca	02/22/2016	24,410	—	39.70	02/22/2026	—	—	—	—
	02/16/2017	22,570	—	43.20	02/16/2027	—	—	—	—
	02/22/2018	22,410	—	43.51	02/22/2028	—	—	—	—
	08/01/2018	29,190	—	42.83	08/01/2028	—	—	—	—
	02/22/2019	58,940	—	47.72	02/22/2029	—	—	—	—
	02/20/2020	65,640	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	73,500	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	51,044	26,296	64.65	02/24/2032	—	—	—	—
	03/02/2023	31,557	64,073	65.36	03/02/2033	—	—	114,760	6,854,615
	02/27/2024	—	96,580	73.13	02/27/2034	—	—	28,975	1,730,677
Gruber, Vinzenz	02/22/2016	22,830	—	39.70	02/22/2026	—	—	—	—
	02/16/2017	20,980	—	43.20	02/16/2027	—	—	—	—
	02/22/2018	20,830	—	43.51	02/22/2028	—	—	—	—
	02/22/2019	44,540	—	47.72	02/22/2029	—	—	—	—
	02/20/2020	46,580	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	53,450	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	35,732	18,408	64.65	02/24/2032	—	—	—	—
	03/02/2023	25,245	51,255	65.36	03/02/2033	—	—	91,800	5,483,214
	02/27/2024	—	51,280	73.13	02/27/2034	—	—	15,385	918,946
Valle, Gustavo	02/20/2020	33,880	—	59.04	02/20/2030	—	—	—	—
	02/18/2021	35,640	—	56.13	02/18/2031	—	—	—	—
	02/24/2022	26,803	13,807	64.65	02/24/2032	—	—	—	—
	03/02/2023	14,516	29,474	65.36	03/02/2033	—	—	52,800	3,153,744
	02/27/2024	—	51,280	73.13	02/27/2034	—	—	15,385	918,946
Lilak, Stephanie	02/27/2024	—	25,640	73.13	02/27/2034	—	—	7,695	459,622
	04/01/2024	—	—	—	—	15,770	941,942	8,620	514,873

86 | 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES 2024 Outstanding Equity Awards at Fiscal Year‑End
(1)The vesting schedule for all outstanding unvested stock and stock options is as follows:

Grant Date	Grant Type	Vesting Schedule
02/24/2022	Stock Options	First tranche (33%) vested on 02/24/2023, second tranche (33%) vested on 02/24/2024 and last tranche (34%) vested on 02/24/2025.
03/02/2023 & 04/01/2024	PSUs	100% of the grant vests upon approval of the PCC subject to the satisfaction of the performance criteria. Distribution of any shares awarded will be no later than 03/15/2026.
03/02/2023	Stock Options	First tranche (33%) vested on 03/02/2024, second tranche (33%) vested on 03/02/2025 and last tranche (34%) vests on 03/02/2026.
02/27/2024	PSUs	100% of the grant vests upon approval of the PCC subject to the satisfaction of the performance criteria. Distribution of any shares awarded will be no later than 03/15/2027.
02/27/2024	Stock Options	First tranche (33%) vested on 02/27/2025, second tranche (33%) vests on 02/27/2026 and last tranche (34%) vests on 02/27/2027.
04/01/2024	DSUs	50% vested on 04/01/2025 and remaining 50% vests on 04/01/2026.
(2)The market value of unearned shares is based on the December 31, 2024 closing price of $59.73.
(3)Actual number of shares earned ranges between 0% and 200% depending on actual performance for the performance cycle. Amounts reflect maximum award level for the 2023-2025 performance cycle and threshold award level for the 2024-2026 performance cycle based on trending performance at 2024 year-end.

2024 OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Van de Put, Dirk	—	—	176,810	11,423,694
Zaramella, Luca	—	—	58,941	3,808,178
Gruber, Vinzenz	22,000	852,940	41,263	2,666,002
Valle, Gustavo	—	—	30,950	1,999,680
Lilak, Stephanie	—	—	1,829	112,520
(1)Amounts shown are calculated based on the fair market value of the Common Stock on the date of exercise.
(2)Amounts shown are calculated based on the fair market value of the Common Stock on the date of vesting and include the value of shares earned for the
2022-2024 PSUs based on actual performance for the cycle, which ended on December 31, 2024, and the December 31, 2024 closing price of $59.73. The amounts also include accrued dividend equivalents for the PSUs based on the actual number of shares earned for the 2022-2024 performance cycle as follows:
•Mr. Van de Put: $862,833
•Mr. Zaramella: $287,632
•Mr. Gruber: $201,363
•Mr. Valle: $151,036
•Ms. Lilak: $3,274

2025 PROXY STATEMENT | 87

EXECUTIVE COMPENSATION TABLES 2024 Pension Benefits

2024 PENSION BENEFITS

Name(1)	Plan Name	Number of Years of Credited Service(2) (#)	Present Value of Accumulated Benefits(3) ($)	Payments During Last Fiscal Year ($)
Gruber, Vinzenz	Pension Fund Mondelēz Switzerland	35	12,011,543	—
(1)No U.S.-based salaried employee hired after 2008 or localized to the United States after 2015 is eligible to participate in the Mondelēz Global LLC Retirement
Plan. Therefore, no amounts are shown for Mr. Van de Put, Mr. Zaramella, Mr. Valle and Ms. Lilak.
(2)The years of credited service under the plan are equivalent to Mr. Gruber’s years of total service.
(3)The amount reflects the actuarial present value of benefits accumulated under the retirement plan, in accordance with the same assumptions and measurement dates disclosed in Note 11, Benefit Plans, to the consolidated financial statements in our 2024 Form 10‑K. Plan assumptions specific to the
Pension Fund Mondelēz Switzerland include:
•Assumes commencement at the earliest age that participants would be eligible for an unreduced pension benefit (at age 62, because Mr. Gruber fulfilled early retirement eligibility criteria in 2023) and is discounted for current age;
•Measurement date of December 31, 2024;
•Discount rate of 0.87%; and
•Statutory Mortality Table BVG2015.

RETIREMENT BENEFIT PLAN DESCRIPTION
PENSION FUND MONDELĒZ SWITZERLAND – MR. GRUBER
Eligibility for this funded contributory, tax-qualified defined benefit plan is limited to full-time and part-time employees with a Swiss employment contract signed before January 1, 2011. Benefits are payable upon normal retirement
(defined as age 65) in the form of an annuity or lump sum. If a participant elects to receive a distribution prior to normal retirement, benefits are subject to reduction. Employees who have reached age 58 are eligible for early retirement (to receive an early distribution subject to reduction beginning at age 58 and receive unreduced benefits beginning at age
62); otherwise, normal retirement is defined as age 65. In addition, if the Company terminates the employment, without cause, of a participant who has reached age 58, the participant is eligible to receive benefits as if the participant had continued employment until reaching normal retirement age. Mr. Gruber fulfilled early retirement eligibility criteria in 2023.
Benefits generally accrue based on 1.85% of pensionable salary (defined as annual base salary minus a coordination deduction) up to 37 years. The coordination deduction is limited to 40% of salary, up to 100% of the maximum full
Federal Old Age and Survivors’ Insurance pension (for 2024: CHF 29,400). The maximum pensionable salary corresponds to ten times the upper limit under Article 8 Paragraph 1 of the Swiss Federal Act on Occupational
Retirement, Survivors’ and Disability Pension Plans (for 2024: CHF 882,000).
Participating employees contribute 10% of pensionable salary to the plan.

88 | 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES 2024 Non‑Qualified Deferred Compensation Benefits

2024 NON-QUALIFIED DEFERRED COMPENSATION BENEFITS

Name	Plan	Executive Contributions in 2024(1) ($)	Registrant Contributions in 2024(2) ($)	Aggregate Earnings in 2024(3) ($)	Aggregate Withdrawals/ Distributions in 2024 ($)	Aggregate Balance as of December 31, 2024(4) ($)
Van de Put, Dirk	Supplemental Plan	337,350	506,025	116,729	—	4,457,896
	MEDCP	—	—	578,000	—	11,774,477
Zaramella, Luca	Supplemental Plan	113,587	205,650	37,908	—	1,485,565
	MEDCP	391,875	—	192,950	—	1,140,255
Valle, Gustavo	Supplemental Plan	95,175	142,763	17,362	—	715,532
Lilak, Stephanie	Supplemental Plan	18,242	27,363	281	—	45,887
(1)Base salary and 2024 AIP award are included in the 2024 Summary Compensation Table. The 2024 deferred compensation amounts attributable to base salary and 2024 AIP awards for participating NEOs are as follows:

Name	Plan	Base Salary ($)	AIP Award ($)
Van de Put, Dirk	Supplemental Plan	75,115	262,235
	MEDCP	—	—
Zaramella, Luca	Supplemental Plan	52,788	60,799
	MEDCP	—	391,875
Valle, Gustavo	Supplemental Plan	39,271	55,904
Lilak, Stephanie	Supplemental Plan	18,242	—
(2)Amounts in this column are also included in the “All Other Compensation” column in the 2024 SCT.
(3)Amounts in this column are at market rates and thus are not reflected in the 2024 SCT.
(4)The aggregate balance includes amounts reported as compensation for our NEOs in prior years. Amounts reported attributable to base salary, AIP awards or all other compensation that were reported in the SCT of previously filed proxy statements for the participating NEOs are as follows: Mr. Van de Put –
$13,880,906; Mr. Zaramella – $1,524,626; Mr. Valle – $401,287 and Ms. Lilak – $0.
MONDELĒZ GLOBAL LLC SUPPLEMENTAL BENEFITS PLAN
Because IRS Code Sections 401(a)(17) and 415 limits the amount that may be contributed to our U.S. tax-qualified defined contribution plan on behalf of an employee, we offer our U.S.-based NEOs a supplemental defined contribution program under the Supplemental Plan. This is an unfunded non-qualified plan that allows eligible employees to defer a portion of their annual compensation (base salary and AIP awards) and receive corresponding matching amounts to the extent that their contributions to the tax-qualified defined contribution plan (and the corresponding matching contributions) are limited by Code Sections 401(a)(17) or 415. In addition, all eligible U.S.-based employees, who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, receive an additional non-elective company contribution to the Supplemental Plan equal to 4.5% of eligible compensation.
The timing of distributions depends on whether the amount distributed is subject to Code Section 409A. For distributions not subject to Code Section 409A, the distribution will be made in accordance with the employee’s distribution election. For distributions subject to Code Section 409A, employees will receive their account balances in a lump sum within 90 days after separation from service. An employee who is a “specified employee” for purposes of
Code Section 409A will have the lump sum delayed for six months. Amounts deferred and notional employer matching contributions earn the same notional rate of return as the Income Fund, which is a market rate investment option available to participants in the U.S. tax-qualified defined contribution plan. The rate of return under this investment option in 2024 was 2.86%.

2025 PROXY STATEMENT | 89

EXECUTIVE COMPENSATION TABLES 2024 Non‑Qualified Deferred Compensation Benefits
MONDELĒZ GLOBAL LLC MEDCP
The MEDCP is a non-qualified plan that allows U.S.-based participants to defer, on a pre-tax basis, up to 50% of salary and up to 100% of their AIP award. The notional investment options are similar to those offered to participants in our
U.S. tax-qualified defined contribution plan. A participant who elects to defer compensation must decide whether to defer receipt of the compensation until separation from service, as determined under Code Section 409A, or to receive a distribution while still employed with the Company. Distributions may be made in a lump sum or annual installments of between two and ten years. Any participant who is a specified employee for purposes of Code Section 409A will have the distribution delayed for six months following a separation from service.
The notional investment options available to participants in the MEDCP are selected by the Company and may be changed from time to time. Participants are permitted to change their investment elections at any time on a prospective basis (subject to applicable requirements of Code Section 409A). The table below shows the available notional investment options under the MEDCP and their annual rate of return for the calendar year ended December 31, 2024.

Name of Fund	Annual Return
SSgA S&P 500 Index (SVSPX)	24.82%
Vanguard Developed Markets Index Admiral (VTMGX)	3.04%
Vanguard Emerging Mkts Stock Index Admiral (VEMAX)	10.95%
Vanguard Extended Market Index Admiral (VEXAX)	16.91%
Vanguard Federal Money Market Fund (VMFXX)	5.23%
Vanguard Inflation Protected Sec Admiral (VAIPX)	1.86%
Vanguard LifeStrategy Moderate Growth Inv (VSMGX)	10.31%
Vanguard Short Term Treasury Admiral (VFIRX)	3.83%

90 | 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The narrative and tables below describe the potential payments to each NEO, upon certain terminations, including following a CIC. In accordance with SEC rules, all information described in this section is presented as if the triggering events occurred on December 31, 2024.
INVOLUNTARY TERMINATION WITHOUT CAUSE (NON-CHANGE IN CONTROL
TERMINATION)
Generally, we do not enter into ongoing agreements that provide for separation benefits on an NEO’s departure from the Company. However, if we involuntarily terminate an NEO’s employment without cause outside of a CIC event, we expect that in most cases, the Company will offer separation benefits as consideration for certain protections that are in our best interest, such as a release of claims and non-compete, non-solicitation and confidentiality agreements (unless prohibited by applicable law).
The following chart reflects the separation benefits that may be offered to a U.S. NEO whom we involuntarily terminate without cause. For Mr. Van de Put, the chart includes benefits provided under his offer letter to the extent more favorable. For Mr. Gruber, as an employee of Mondelēz Europe GmbH, his separation benefits are comparable to those offered to our other Swiss employees whom we involuntarily terminate without cause, including an increased pension benefit pursuant to the terms of the Pension Fund Mondelēz Switzerland as if he had continued employment until reaching normal retirement age.

Element	Description

Severance Benefits	•Cash severance equal to one (or two for the CEO) times the NEO’s base salary.
Health and Welfare Benefits	•No continuation of health and welfare benefits coverage.
Other Benefits	•Outplacement services for up to one year following termination.
AIP Awards	•AIP award based on actual business performance results and prorated based on the number of days of active employment during the performance period.
Equity Awards(1)
•Outstanding PSU grants are generally forfeited; however, the PCC may exercise discretion and has typically done so in company restructuring events, for a prorated number of PSUs to remain outstanding and eligible to vest subject to actual company performance.(2)
•Unvested stock option grants are generally forfeited; however, the PCC may exercise discretion and has typically done so in company restructuring events, to prorate and accelerate the vesting of stock option grants based on the number of months of active employment during the vesting period. An individual who is involuntarily terminated without cause, who is not retirement eligible, has until the earlier of 12 months from termination or the end of the original term to exercise vested stock options.

(1)Provided the employee is actively employed for at least 180 days following the grant date for grants beginning in 2023, and at least 90 days following the grant date for grants prior to 2023.
(2)Prorated based on the number of months of active employment during the performance cycle for PSUs.

2025 PROXY STATEMENT | 91

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control
DOUBLE TRIGGER CHANGE IN CONTROL ARRANGEMENTS
NEOs are not eligible for any severance benefit solely upon a CIC. Our CIC Plan for senior executives of the Company, including the NEOs, provides for certain benefits upon a termination of employment by the Company without “Cause” or a termination by the executive for “Good Reason” (each as defined in the CIC Plan) within two years following a CIC (a
“CIC Qualifying Termination”). To receive any severance benefits under the CIC Plan, a participant must enter into a general release of claims in favor of the Company and abide by certain restrictive covenants, including a non-compete and non-solicitation for one year following termination (unless prohibited by applicable law). Under the terms of the CIC
Plan, a participant who violates a provision of these restrictive covenants must pay back any amounts already paid and receives no further payments from the CIC Plan. Additionally, our 2005 PIP and 2024 PIP provide for certain treatment of assumed and unassumed outstanding equity grants upon a CIC and upon a CIC Qualifying Termination.
The key elements of the CIC Plan and our equity plans assuming a CIC and a CIC Qualifying Termination are described in the chart below.

Element	Description
Severance and Benefits
•Cash severance equal to two (or 2.99 for the CEO) times the NEO’s base salary plus target AIP award.
•For U.S. NEOs, health and welfare benefits continuation equal to three years for the CEO and two years for the other NEOs.
•Continuation of financial counseling and car allowances for three years for the CEO and two years for the other NEOs.
•Outplacement services for up to two years.
•A lump sum payment equal to any employer matching contributions forfeited by the NEO under the
Company’s 401(k) plan which would have vested had the NEO remained employed for two years following termination, and waiver of any repayment obligations with respect to any sign-on or similar bonuses.

AIP Awards
•Any unpaid AIP award for the previously completed fiscal year and a prorated target award for the termination year (the latter may not be duplicative with the In-Flight Bonus below).
•Upon a CIC, our NEOs will also be eligible to receive an AIP award for the CIC fiscal year, at the higher of target or actual performance as of immediately prior to the CIC; provided that if less than 50% of the fiscal year has elapsed prior to the CIC, such AIP will be prorated based on the number of days that have elapsed through the CIC (the “In-Flight Bonus”).

Equity Awards
•Upon a CIC, each DSU and stock option assumed by the successor will remain outstanding and continue to vest pursuant to their terms and outstanding PSUs will be automatically converted into time-based DSUs based on the higher of target or actual performance, which will be scheduled to vest on the last day of the original performance period of the related PSU grant.
•Upon a CIC Qualifying Termination, all of such NEO’s outstanding equity awards will fully vest and stock options will remain exercisable until the expiration of their original full term.

Maximum CIC Plan Benefit/No Gross Up for Payment of Excise Tax
•The maximum CIC benefit under the CIC Plan or otherwise is the greater of the full benefits or a reduced benefit that does not trigger the excise tax under Code Section 4999, as determined on an after-tax basis for each NEO.
•The CIC Plan does not provide for gross-up excise tax payments for any NEOs.

92 | 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control
TERMINATION DUE TO DEATH, DISABILITY AND RETIREMENT
If an NEO’s employment terminates due to death or disability, all of the NEO’s outstanding unvested stock option and
DSU grants would vest. In addition, the NEO (or beneficiary) would become eligible for an award under the AIP and a prorated target award for outstanding PSU grants.
If an NEO’s employment terminates due to retirement, the NEO would be eligible to receive the benefits summarized in the chart below (in addition to the benefits as described above in the Pension Benefits and Non-Qualified Deferred
Compensation Benefits tables):

Element	Description
AIP Awards	•Eligible for a prorated award under AIP at target.
PSU Grants(1)(2)
•After having reached age 55 and achieved at least 10 years of service, a prorated number of PSUs will remain outstanding and eligible to vest subject to actual company performance.
•After having reached age 65 and achieved at least 5 years of service, PSUs granted beginning in 2023 will remain outstanding and eligible to vest subject to actual company performance (PSUs granted prior to 2023 will remain outstanding and eligible to vest on a pro-rata basis).
•As of December 31, 2024, Mr. Zaramella and Mr. Gruber are our only NEOs who were eligible for retirement treatment (eligible for treatment based on reaching age 55 with at least 10 years of service).

Stock Options(1)	•Stock options will continue to vest and become exercisable under the original vesting schedule and such stock options may be exercised during their remaining full original term.
DSU Grants(1)(2)
•After having reached age 55 and achieved at least 10 years of service, DSUs will vest on a pro-rata basis.
•After having reached age 65 and achieved at least 5 years of service, DSUs granted beginning in 2023 will fully vest (DSUs granted prior to 2023 will vest on a pro-rata basis).
•None of our retirement eligible NEOs have outstanding DSU grants.

(1)Provided the employee is actively employed for at least 180 days following the grant date for grants beginning in 2023, and at least 90 days following the grant date for grants prior to 2023.
(2)Prorated based on the number of months of active employment during the performance cycle for PSUs and vesting period for DSUs.

2025 PROXY STATEMENT | 93

EXECUTIVE COMPENSATION TABLES Potential Payments Upon Termination or Change in Control
QUANTIFICATION OF POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE
IN CONTROL

Name and Type of Benefit	Retirement ($)	Death or Disability ($)	Non-CIC Involuntary Termination Without Cause ($)	CIC Qualifying Termination ($)
Van de Put, Dirk
Cash Severance(1)	N/A	—	3,100,000	13,903,500
Annual Incentive Award2)	N/A	3,100,000	2,480,000	3,100,000
Health & Welfare Continuation(3)	N/A	—	—	39,006
Outplacement & Other Benefits(4)	N/A	—	12,500	149,999
Unvested Equity Awards(5)	N/A	17,915,058	—	31,401,196
Total	N/A	21,015,058	5,592,500	48,593,701
Zaramella, Luca
Cash Severance(1)	—	—	1,100,000	4,950,000
Annual Incentive Award(2)	1,375,000	1,375,000	1,100,000	1,375,000
Health & Welfare Continuation(3)	—	—	—	38,051
Outplacement & Other Benefits(4)	—	—	12,500	95,000
Unvested Equity Awards(5)	6,529,206	6,210,785	—	10,889,078
Total	7,904,206	7,585,785	2,212,500	17,347,129
Gruber, Vinzenz(6)
Cash Severance(1)	—	—	880,439	3,486,004
Annual Incentive Award(2)	871,501	871,501	740,776	871,501
Health & Welfare Continuation(3)	—	—	—	—
Outplacement & Other Benefits(4)	—	—	5,351	47,100
Unvested Equity Awards(5)	4,762,691	4,381,016	—	7,427,963
Pension Fund Mondelēz Switzerland(7)	—	—	1,663,569	1,663,569
Total	5,634,192	5,252,517	3,290,135	13,496,137
Valle, Gustavo
Cash Severance(1)	N/A	—	815,000	3,260,000
Annual Incentive Award(2)	N/A	815,000	285,250	815,000
Health & Welfare Continuation(3)	N/A	—	—	25,992
Outplacement & Other Benefits(4)	N/A	—	12,500	95,000
Unvested Equity Awards(5)	N/A	3,119,519	—	5,484,170
Total	N/A	3,934,519	1,112,750	9,680,162
Lilak, Stephanie
Cash Severance(1)	N/A	—	675,000	2,518,524
Annual Incentive Award(2)	N/A	584,262	467,410	584,262
Health & Welfare Continuation(3)	N/A	—	—	28,863
Outplacement & Other Benefits(4)	N/A	—	12,500	152,272
Unvested Equity Awards(5)	N/A	1,463,086	—	2,263,946
Total	N/A	2,047,348	1,154,910	5,547,867
(1)For a non-CIC involuntary termination, amounts reflect (i) two years of base salary for Mr. Van de Put, (ii) amount calculated based on a formula applicable to other Swiss employees for Mr. Gruber and (iii) one year of base salary for the other NEOs. For a CIC Qualifying Termination, amounts reflect two (or 2.99 for
Mr. Van de Put) times the NEO’s base salary plus target AIP award.
(2)For a non-CIC involuntary termination, amounts reflect actual 2024 AIP awards; otherwise, amounts reflect target 2024 AIP awards (upon a CIC, our employees are eligible to receive the In-Flight Bonus, which will not be duplicative with the foregoing severance benefits).
(3)For a CIC Qualifying Termination, amounts reflect our cost for providing medical, dental, vision, long‑term disability and life insurance premiums to NEOs for two years (or three years for Mr. Van de Put). The Company does not pay any premiums for Swiss employees and thus no amounts are included for
Mr. Gruber.
(4)For a non-CIC involuntary termination, amounts reflect one year of outplacement services for all NEOs except for Mr. Gruber, whose amount reflects 6 months of career transition program. For a CIC Qualifying Termination, amounts reflect the value for continuation of the financial counseling allowance (three years for Mr. Van de Put and two years for all other NEOs, except for Mr. Gruber who does not receive financial counseling allowance), car allowance (three years for Mr. Van de Put and two years for all other NEOs), outplacement services (one year for Mr. Gruber and two years for all other NEOs), and any payments for matching contributions forfeited under the Company’s 401(k) plan. The repayment obligation for Ms. Lilak’s sign-on cash ($600,000) would also be waived upon a CIC Qualifying Termination.
(5)Reflects the treatment of unvested equity awards as described above.
(6)Amounts for Mr. Gruber were converted to USD using the Applicable Exchange Rate, except for the unvested equity values, which are already denominated in USD.
(7)For Mr. Gruber, amount also reflects an estimate of the potential increase in pension fund benefits Mr. Gruber would be eligible to receive, similar to other
Swiss employees who have met early retirement eligibility criteria (which Mr. Gruber met in 2023). Pension benefits could be paid to Mr. Gruber as an annuity and thus the estimate above does not represent the actual amounts payable to him upon termination. The amount reflected is calculated as the difference in actuarial present value between the benefits Mr. Gruber would be eligible to receive under the pension fund (i) upon an involuntary termination without cause as of December 31, 2024, receiving benefits beginning on January 1, 2025, and (ii) a voluntary termination as of December 31, 2024, receiving benefits at the earliest unreduced age (62).

94 | 2025 PROXY STATEMENT

PEOPLE AND COMPENSATION
COMMITTEE REPORT FOR THE YEAR
ENDED DECEMBER 31, 2024

The People and Compensation Committee oversees the compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the People and Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on that review and discussion, the People and Compensation Committee recommended that the Board include the
Compensation Discussion and Analysis in the Proxy Statement to be filed with the SEC in connection with the
Annual Meeting and incorporate it by reference in the Annual Report on Form 10-K for the year ended December
31, 2024, filed with the SEC on February 5, 2025.
People and Compensation Committee:
Michael Todman, Chair
Charles E. Bunch
Ertharin Cousin
Brian J. McNamara
Anindita Mukherjee

2025 PROXY STATEMENT | 95

CEO PAY RATIO
Our CEO pay ratio was calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate. For 2024, the annual total compensation for Dirk Van de Put, our CEO, as reported in the SCT was
$22,304,723. The annual total compensation for our median employee (“Median Employee”) was $33,948. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 657 to 1.
When comparing our CEO pay ratio to the ratio at other companies, there are certain unique factors about our large work force to consider. As a global company that generates 74% of our sales internationally, our employees are located in approximately 80 countries, with over eight in ten employees located outside the U.S. Moreover, we have a heavy presence in emerging markets; six of our top eight largest employee populations are in emerging market countries.
In addition, a significant portion of our work force consists of part-time and seasonal employees. Further, the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
As permitted under the SEC rules, we are using the same Median Employee identified for purposes of the CEO pay ratio for 2023, as we believe the changes to our employee population and compensation have not significantly impacted our pay ratio disclosure. In order to identify our 2023 Median Employee, we used 2023 base salaries, our consistently applied compensation measure, for all individuals who were employed by us on October 2, 2023, excluding our CEO, annualized for any employees who joined the Company during 2023. We determined the annual base salary for each of our full-time, part-time, temporary and seasonal employees without applying any cost-of-living adjustments.
For an employee paid in a currency other than USD, we converted annual base salaries into USD. We excluded 1,220 employees in Venezuela from our calculation as we do not report Venezuela in our consolidated financials. We also applied the de minimis exemption and excluded approximately 4,786(1) non-U.S. employees who represented less than
5% of our employee population. After applying this exemption, we used 2023 base salary information for approximately
92,000 of our employees to identify our Median Employee.
(1)We excluded employees from the following countries: Morocco (518), Indonesia (1,421), Ukraine (969), Egypt (1,131), Pakistan (464) and Eswatini (283).

96 | 2025 PROXY STATEMENT
PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures of the Company. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the CD&A.

	Summary Compensation Table Total for PEO(1) ($)		Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:
Year		Compensation Actually Paid to PEO(2) ($)			Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income(7) ($)	Adjusted Gross Profit Growth(8)
2024	22,304,723	(4,104,612)	6,137,745	629,530	121.94	122.80	4,623	5.1%
2023	21,018,175	49,732,942	7,057,749	11,428,845	143.96	121.74	4,968	18.8%
2022	17,925,677	27,017,315	4,833,472	6,838,394	129.50	124.01	2,726	12.3%
2021	16,128,320	26,845,406	4,960,822	7,251,942	125.82	125.46	4,314	3.5%
2020	16,842,693	22,512,182	5,506,309	6,295,101	108.58	109.66	3,569	3.6%
(1)The dollar amounts reported are the amounts of total compensation reported in the “Total Compensation” column of our SCT for Mr. Van de Put, our Principal
Executive Officer (PEO).
(2)The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to 2024 total compensation to determine the 2024 compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Less Reported Value of Equity Awards(a) ($)	Plus Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2024	22,304,723	17,313,177	(9,096,158)	(4,104,612)
(a)The dollar amount reported represents the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns of our SCT for the year.
(b)The equity award adjustments are calculated in accordance with SEC rules and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the 2024 equity award adjustments are as follows:

Year	Plus Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Plus or Less Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Plus or Less Change in Fair Value from Prior Year End through the Vesting Date for Equity Awards Granted in Prior Years that Vested in the Year ($)	Plus Value of Dividends on Stock not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	8,397,717	(19,066,971)	360,958	1,212,138	(9,096,158)
(3)The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our PEO) in the “Total Compensation”
column of our SCT in each applicable year. The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Mr. Zaramella, Mr. Gruber, Mr. Valle and Ms. Lilak; (ii) for 2023, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli,
Ms. Stein and Mr. Valle; (iii) for 2022, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Mr. Valle; (iv) for 2021, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and
Ms. Stein; and (v) for 2020, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Mr. Walter.

2025 PROXY STATEMENT | 97

PAY VERSUS PERFORMANCE

(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group
(excluding our PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note
2. This adjustment also includes adjustments to the pension values, as computed in accordance with SEC rules, show below.

Year	Average Reported Summary Compensation Table Total for Non‑PEO NEOs ($)	Less Average Reported Value of Equity Awards ($)	Plus Average Equity Award Adjustments(a) ($)	Less Average Reported Change in the Actuarial Present Value of Pension Benefits(b) ($)	Plus Average Pension Benefit Adjustments(c) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	6,137,745	3,779,198	(1,524,781)	260,486	56,250	629,530
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Plus Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Plus or Less Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Plus or Less Average Change in Fair Value from Prior Year End through the Vesting Date for Equity Awards Granted in Prior Years that Vested in the Year ($)	Plus Average Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2024	1,977,730	(3,796,546)	62,208	231,827	(1,524,781)
(b)Represents the average of the amount reported in our SCT in the “Change in Pension Value” column for the year.
(c)Represents the aggregate of two components: (i) the actuarial determined service cost under the Pension Fund Mondelēz Switzerland for services rendered during the year; and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation, in each case, calculated in accordance with U.S. GAAP, on an average basis.
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.
(6)Represents the weighted peer group TSR, weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is our Performance Peer Group as described in the CD&A, which included Campbell Soup
Company, The Coca-Cola Company, Colgate-Palmolive Company, Danone S.A., General Mills, Inc., The Hershey Company, The Kraft Heinz Company,
Nestlé S.A., PepsiCo, Inc., The Procter & Gamble Company and Unilever PLC. Kellanova was removed from the Performance Peer Group due to the announced acquisition of Kellanova by Mars Inc., a private company which is not a member of our Performance Peer Group. If the performance peer group used last year were used again this year (i.e., including Kellanova), the Peer Group TSR would be: $124.02 in 2024, $122.21 in 2023, $124.71 in 2022,
$125.27 in 2021 and $109.26 in 2020.
(7)Dollar values stated in millions. The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)The percentages reported represent the amount of adjusted gross profit growth for the applicable year. A more detailed discussion, including definitions of such financial measures appears in Annex A.

98 | 2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE Financial Performance Measures

FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the CD&A, our executive compensation program reflects a variable pay‑for‑performance philosophy. The metrics that we use for our executive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
•Organic Volume Growth
•Organic Net Revenue Growth
•Adjusted Gross Profit Growth
•Adjusted Operating Income Growth
•Market Share
•Adjusted Earnings Per Share Growth
•Annualized Relative TSR

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
As described in greater detail in the CD&A, our executive compensation program reflects a variable pay‑for‑performance philosophy. While we utilize several performance measures to align executive compensation with our performance, not all of those performance measures are presented in the Pay Versus Performance table.
Moreover, we generally seek to incentivize long‑term performance, and therefore we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Overall, our executive compensation is closely aligned with shareholder returns. From 2019 to 2023, we delivered the highest TSR among our then Performance Peer Group in four out of five years. Our TSR increased 44%, double peer performance of 22% during the same period. As our stock price appreciated, compensation also increased from 2019 to
2023 because on average over 63% of our NEO’s total target compensation is in the form of equity.
Our 2024 TSR performance was below our Performance Peer Group median, despite the fact that our organic revenue and adjusted EPS growth were above the peer median. During 2024, we faced unprecedented input cost increases in our largest commodity, cocoa, which is used primarily in our chocolate business. Our chocolate business represents approximately 30% of our overall revenues, while most companies in our Performance Peer Group do not sell chocolate products. The dramatic increase in cocoa prices coupled with heightened volatility in the cocoa futures market put significant pressure on our stock price during the last two months of 2024, accounting for the overwhelming majority of the negative performance in 2024. As our stock price depreciated in 2024, compensation actually paid values also decreased because on average over 63% of our NEO’s total target compensation is in the form of equity.
The year‑over‑year change in our 2024 compensation actually paid was nearly entirely driven by our stock price depreciation and decreases in our PSU grant performance. For example, our 2023-2025 PSU grant performance, half of which is based on relative annualized TSR, reflected approximately maximum achievement at 2023 year-end compared to approximately target-level achievement at 2024 year-end.
We do not use net income as a financial performance measure that determines compensation levels or incentive plan payouts for our NEOs; therefore, compensation actually paid and net income do not have a direct relationship. We have chosen adjusted gross profit growth as our company‑selected metric as it is weighted at 35% in our annual incentive plan, and therefore has an impact on our compensation actually paid for the applicable year. Adjusted gross profit growth measures the Company’s ability to manage and balance trade-offs among volume, mix, pricing and costs and enables investment to drive earnings and Free Cash Flow through investing in people and brands.

2025 PROXY STATEMENT | 99

PAY VERSUS PERFORMANCE Analysis of the Information Presented in the Pay Versus Performance Table
The following charts demonstrate the relationship between compensation actually paid to Mr. Van de Put, the
Company’s CEO, and average compensation actually paid to other NEOs and various performance measures of the
Company for the fiscal years ending December 31, 2024, 2023, 2022, 2021 and 2020.
Compensation Actually Paid vs. TSR

CAP to PEO	Avg. CAP to NEOs	Mondelēz TSR	Peer TSR
Compensation Actually Paid vs. Net Income

CAP to PEO	Avg. CAP to NEOs	Net Income
Compensation Actually Paid vs. Adjusted Gross Profit Growth

CAP to PEO	Avg. CAP to NEOs	Adjusted Gross Profit Growth

100 | 2025 PROXY STATEMENT

OWNERSHIP OF EQUITY SECURITIES
The following table shows the number of shares of Common Stock beneficially owned as of March 12, 2025, unless otherwise noted, by each director and NEO, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. None of the Common Stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Beneficially Owned Shares(1)	Deferred Stock Units/ Additional Underlying Units(2)	Total Shares/ Interests Held	Beneficially Owned Shares Percent of Class(3)
Current Independent Directors:
Bunch, Charles E.	14,487	33,103	47,590	*
Cousin, Ertharin	–	10,124	10,124	*
‘t Hart, Cees	–	5,366	5,366	*
McNamara, Brian J.	–	3,762	3,762	*
Mesquita, Jorge S.	6,500	54,186	60,686	*
Mukherjee, Anindita	–	6,745	6,745	*
Nielsen, Jane Hamilton	–	12,167	12,167	*
Price, Paul A.		2,911	2,911	*
Siewert, Patrick T.	–	53,954	53,954	*
Todman, Michael A.	–	16,119	16,119	*
Director Nominee:
McKinstry, Nancy	–	–	–
Named Executive Officers:
Gruber, Vinzenz P.	638,810	–	638,810	*
Lilak, Stephanie	9,754	15,770	25,524	*
Valle, Gustavo	219,555	–	219,555	*
Van de Put, Dirk	2,800,942	–	2,800,942	*
Zaramella, Luca	771,793	–	771,793	*
All directors and executive officers as a group (19 persons)(4)	5,063,205	226,487	5,289,692	*
*Less than 1%.
(1) Includes stock options that are exercisable or will become exercisable within 60 days after March 12, 2025, as follows: Mr. Gruber –
307,932; Ms. Lilak – 8,461; Mr. Valle – 156,085; Mr. Van de Put – 1,652,087; Mr. Zaramella – 444,576 and all other executive officers – 426,030.
(2) Includes deferred stock units granted under the 2006 Stock Compensation Plan for Non‑Employee Directors and the Equity Plan. For a
description of these deferred stock units, see “Compensation of Non‑Employee Directors” on page 57.
(3)Based on 1,295,535,043 issued and outstanding shares of our Common Stock as of March 12, 2025.
(4)This group includes, in addition to the individuals named in the table, Deepak D. Iyer, Mariano Lozano, Martin Renaud and Laura Stein.
Director Nominee Nancy McKinstry is not included in this group.

2025 PROXY STATEMENT | 101

OWNERSHIP OF EQUITY SECURITIES Delinquent Section 16(a) Reports
The following table displays information about persons we know were the beneficial owners of more than 5% of the issued and outstanding Common Stock as of March 12, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Calculated Based on Shares of the Issued and Outstanding Common Stock as of March 12, 2025
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	99,059,304	7.6%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	133,926,151	10.3%
(1)Based on the Schedule 13G/A filed by BlackRock on February 13, 2024, with the SEC. The Schedule 13G/A discloses that BlackRock, in its capacity as the parent holding company of certain subsidiaries, had sole voting power over 88,017,833 shares, sole dispositive power over 99,059,304 shares and shared voting and dispositive power over 0 shares.
(2)Based on the Schedule 13G/A filed by The Vanguard Group on March 6, 2025, with the SEC. The Schedule 13G/A discloses that The Vanguard Group, as investment advisor, had sole voting power over 0 shares, shared voting power over 1,611,192 shares, sole dispositive power over 127,503,492 shares and shared dispositive power over 6,422,659 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of our Common Stock to report to the SEC their ownership of Common Stock and changes in that ownership. We reviewed copies of reports filed pursuant to Section 16(a) of the Exchange Act and written representations from reporting persons.
Based solely on that review, we believe that for the fiscal year ended December 31, 2024, all required reports under Section
16(a) were filed on a timely basis, except a Form 4 filed late by Stephanie Lilak reporting her April 1, 2024 grant of deferred stock units, which was filed on April 4, 2024.

102 | 2025 PROXY STATEMENT

ITEM 2. ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION
Our executives – including our NEOs — are critical to our success, and we design our executive compensation programs to attract, retain and motivate superior executive talent. At the same time, we expect our executives to deliver strong results, and we structure our executive compensation practices to focus on shareholders’ interests by incenting superior sustainable long‑term performance. In so doing, we align pay and performance by making a significant portion of our NEOs’ compensation contingent on reaching specific annual and long‑term performance goals and increasing shareholder value.
We have strong compensation‑related design and governance practices to protect our shareholders’ interests. Our independent PCC regularly assesses our executive compensation program to hold executives accountable for attaining performance targets and driving shareholder value. We encourage you to read the “Compensation Discussion and
Analysis” beginning on page 60 and the “Executive Compensation Tables” beginning on page 82 to learn more about our executive compensation program and how our 2024 pay aligned with 2024 performance.
The PCC and the Board believe that our executive compensation program serves our shareholders’ interests by linking pay with performance, and we will continue to refine our compensation program to align compensation with the
Company’s business and talent strategies as well as the long‑term interests of shareholders. Accordingly, and as required by SEC rules, we ask you to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that Mondelēz International’s shareholders approve, on an advisory basis, the compensation paid to Mondelēz International’s NEOs, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the
Executive Compensation Tables and related narrative discussion.”
While the annual say‑on‑pay vote is advisory and therefore not binding on Mondelēz International, the PCC or the
Board, we value the opinions of our shareholders. We carefully and thoughtfully consider our shareholders’ concerns and opinions in evaluating our executive compensation program. We believe the compensation paid to our NEOs for
2024 appropriately reflects and rewards their contribution to our performance. The next advisory say‑on‑pay vote will be held at our 2026 Annual Meeting of Shareholders.
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF OUR
EXECUTIVE COMPENSATION.

2025 PROXY STATEMENT | 103

ITEM 3: APPROVAL OF THE GLOBAL
EMPLOYEE STOCK PURCHASE
MATCHING PLAN
At the Annual Meeting, we will be asking our shareholders to approve the Mondelēz International, Inc. Global Employee
Stock Purchase Matching Plan (the “Plan”).

GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN OVERVIEW
The Plan is an important benefit for our global employee population that serves many purposes, including enabling employees to become long-term shareholders of the Company; supporting our employees’ financial growth by encouraging investment in our Common Stock; providing an incentive in recruitment and retention; and aligning the interests of our employees with those of our shareholders.
The Plan is an employee stock purchase plan that is not intended to qualify as an “employee stock purchase plan” for
US tax purposes under Section 423 of the Internal Revenue Code. The Plan provides the opportunity to employees of the Company and certain designated subsidiaries and affiliates to become Company shareholders by purchasing shares of our Common Stock using payroll deductions over specified offering periods in duration to be approved by the
PCC (the “Committee”) in advance of an offering. Shares purchased by participants under the Plan are purchased at fair market value and the Plan gives the Company the ability to provide matching awards.
The Plan is structured to provide the Committee flexibility to administer the Plan to promote participation and accommodate varying needs across the globe. While the Plan is intended to be a broad-based plan, it will not be available to employees in all countries. Rather, participation will be limited to employees of the Company and those subsidiaries and affiliates designated by the Committee that are located in jurisdictions where implementation of the
Plan would comply with the requirements of local law and be administratively feasible. We have approximately 90,000 employees located across the globe who could be eligible to participate in the Plan, subject to local law restrictions and the Committee’s discretion to impose further restrictions on eligibility.
The summary below describes certain key terms of the Plan.
BOARD RECOMMENDATION
In order for the Plan to become effective, it must be approved by the affirmative vote of the holders of a majority of the votes cast on this item. The Board unanimously adopted the Plan and recommends that the shareholders approve the Plan.
DETERMINATION OF THE SHARE RESERVE
An aggregate of 5,000,000 shares of our Common Stock will be reserved and available for use in the Plan, subject to adjustment in the event of certain capitalization events affecting the Company or the Shares. This amount includes all shares that a participating employee may acquire under the Plan, including shares purchased through payroll deductions and shares subject to matching awards on purchased shares. The Company expects this share reserve to be sufficient for seven years. The 5,000,000 shares available under the Plan would represent approximately 0.38% of fully diluted Common Stock outstanding as of December 31, 2024.
The Committee and the Board considered a variety of factors in setting the proposed number of shares reserved and issuable under the Plan, including:
•the size of the eligible employee population of the Company and its designated subsidiaries and affiliates, taking into account the anticipated geographic distribution of our employee population over the next seven years;
•the estimated employee participation rate; and
•anticipated contribution limits, including the current annual contribution limit.

104 | 2025 PROXY STATEMENT

ITEM 3: APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN Material Features of The Plan

MATERIAL FEATURES OF THE PLAN
The summary of the material features of the Plan that follows is qualified in its entirety by reference to the text of the
Plan document, which is attached hereto as Annex B. Capitalized terms used in this summary will have the same meaning as used in the Plan, unless otherwise specifically defined herein. The summary below reflects the
Committee’s administrative flexibility authorized under the Plan, while also explaining practices that the Committee currently intends to apply in its administration of the Plan. The Committee reserves the right to operate the Plan in accordance with its terms in its discretion.

Effective Date and Term	•If approved, the Plan would become effective upon approval by shareholders at the 2025 Annual Meeting. The Plan will continue until terminated by the Committee.

Eligibility
•Only employees of the Company and any other company or corporation (including its subsidiaries) or other affiliate in which the Company beneficially owns (directly or indirectly) more than 50% of the outstanding voting stock or voting power that are designated as participating companies in the Plan are eligible to participate. Participation is limited to those employees who are actively employed on the first day of an enrollment period. The Plan permits the Committee to require a time-served qualifying period for eligibility. Officers of the Company subject to the reporting requirement of Section
16 of the Securities Exchange Act of 1934 (“Section 16 Officers”) are not eligible to participate in the Plan.
•The Committee will have the exclusive discretion to determine whether a person is or is not eligible to participate in the Plan even if that person otherwise satisfies the eligibility requirements of the Plan.

Enrollment
•Eligible employees may purchase shares under the Plan by electing to enroll during an enrollment period and becoming participants in the Plan. The duration and timing of an enrollment window is determined by the Committee. At the Committee’s discretion, enrollment may be valid for a set period
(with re-enrollment required during each enrollment period), on an “evergreen basis” (with the participant’s election continuing to be effective for subsequent enrollment periods until revised), or on a one-off basis.
•To enroll in the Plan, participants must enter into a subscription agreement, in a form determined by the Committee, specifying the amount of their contributions, authorize contributions to be deducted through payroll from their eligible compensation (or agree to another method of payment approved by the Committee), and accept the maximum and minimum contribution limits and other terms, established by the Committee, that apply to their purchased shares and the Plan.

Purchased Share and Contribution Limits
•The Committee may limit the number of shares that may be purchased by Plan participants in connection with any offering. In the event the limit is exceeded, the number of shares received by each participant will be proportionately reduced.
•The Plan permits the Committee to set minimum and maximum contribution amounts, which are determined by the Committee in its discretion in advance of an offering and may change from time to time. However, in no event may a Participant make contributions in excess of USD $50,000 annually nor in excess of 25% of their base salary/wages during an offering period (the “Maximum Contribution
Limit”). For participants based outside the United States, these amounts may be converted into their foreign currency equivalents.

2025 PROXY STATEMENT | 105

ITEM 3: APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN Material Features of The Plan

•Where awards are being operated on an evergreen basis or over a specified period (rather than on a one-off basis), the Committee, prior to an enrollment period or at any other time it decides, may change any term applicable to a participant’s future awards or future participation, including in relation to minimum or maximum contribution limits (subject to the Maximum Contribution Limit above). If a change relates to the contribution limits, any contribution still to be made that would be greater than the new maximum or less than the new minimum limit will be deemed to be modified accordingly in order to fit within the new limits and any excess contributions already made will be returned to the applicable participants.

Eligible Compensation, Contributions and Purchase Price
•All contributions by a participant will be made through payroll (unless the Committee approves a different method of payment) from the participant’s eligible compensation and credited (without interest) to a bookkeeping account maintained by the Company or a participating subsidiary or affiliate on behalf of each participant. Unless the Committee provides otherwise in advance of an offering, eligible compensation is generally limited to a participant’s regular salary or base pay.
•These amounts, along with any matching amounts credited to the participant, will be used to periodically purchase shares on behalf of the participant. The number of shares purchased is determined by reference to the participant’s contributions and the purchase price of a share on the purchase date.
•The purchase price of shares will be equal to (i) the average price paid for shares of our Common
Stock, if purchased on the open market, (ii) the closing price of a share reported on any established stock exchange or national market system including without limitation the Nasdaq Global Select
Market and the National Market System of the National Association of Securities Dealers, Inc.
Automated Quotation System on the applicable date, if shares are not acquired on the open market, or (iii) in the absence of an established market for the Common Stock the fair market value of a share as determined by the Committee in any other circumstances.
•A participant may not alter the participant’s elected rate of contribution, unless the Committee decides otherwise. Participants are allowed to elect to stop contributions and payroll deductions will cease as soon as administratively practicable following such election. In order to re-initiate participation in the
Plan, participants will need to re-enroll in the Plan during an enrollment period.
•The Committee may decide in connection with an offering that if there is a remaining balance of a participant’s contributions that is insufficient to purchase a whole share, the participant will acquire a right to a fractional entitlement, entitling the participant to receive an additional sum, in exchange for the remaining balance. Otherwise, any unused contributions that have not been used to acquire a purchased share or a fractional entitlement are retained and added to the next contribution offering, unless the Committee determines otherwise.

Matching Awards
•The Committee has the discretion to offer matching awards under the Plan. In general, the matching award may be granted in the form of either a matching credit based on a percentage of the amount of the contribution made by a participant specified by the Committee used to purchase additional matching shares or a matching award in the form of a right to receive matching shares based on the number of shares of Common Stock purchased by the participant at a ratio specified by the
Committee. Any matching shares or an award of matching share rights may be subject to vesting requirements to the extent specified by the Committee. A participant will not be required to pay for the grant of a matching award. Matching awards granted in the form of an award of matching share rights may, in the Committee’s discretion, be settled partly or fully in cash.
•The Committee may decide in connection with an offering that if the application of the matching ratio would result in a matching award of a fraction of a share, the fraction will instead be awarded as a fractional entitlement. Any such fractional entitlement may be paid in cash or in a whole number of shares (rounded down) with a market value at the time of settlement as nearly as practicable equal to the fractional entitlements.

106 | 2025 PROXY STATEMENT

ITEM 3: APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN Material Features of The Plan

Matching Credit / Matching Ratio
•The matching credit percentage will be determined by the Committee in connection with an offering, provided that the amount contributed by the Company may in no event exceed 25% of the participant’s contribution during any offering period. Similarly, the matching ratio for any awards of
Common Stock will be determined by the Committee in connection with an offering, but it may in no event exceed 25%.
•The Committee may alter the matching credit and/or matching ratio prospectively and may vary these matching awards among offerings made under the Plan, subject to the maximum limit specified above.

Dividend Equivalents
•The Plan allows the Committee discretion to grant dividend equivalents on matching awards made in the form of matching share rights under the plan. If dividend equivalents are granted on matching awards, they will be paid only to the extent such an award vests, will be calculated on such basis as the Committee decides, and may be paid in cash or shares.

Shares Available Under the Plan
•The aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards issued under the Plan is 5,000,000, which includes all shares used in the Plan, including shares that may be purchased by or issued to participants, including through matching awards. The closing price of a share of Common Stock on the Nasdaq Global Select Market on March 27, 2025
was $67.50.
•Shares issuable under the Plan may use authorized and unissued shares, treasury shares or shares purchased on the open market.
•In the event of a stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend or any other similar nonreciprocal transaction between the Company and its shareholders that causes the per-share value of our  Common Stock to change, the Committee will make such adjustments to the Plan and matching awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Changes in Eligibility
•If a participant becomes a Section 16 Officer or ceases to be employed by the Company (or a participating subsidiary company), generally, the participant’s contributions will stop as soon as administratively practicable, any contributions previously made will be used to purchase shares on the next expected purchase date, any unvested matching awards will be forfeited, any dividends paid on the participant’s shares acquired under the Plan will be paid in cash, in each case, unless and to the extent the Committee determines otherwise.
•The Committee may establish provisions and/or policies that will apply to participants who take a leave of absence, transfer employment (internationally or domestically) to the Company or another participating subsidiary company or go on a Company-sponsored international assignment to another participating subsidiary company. The Committee also has the discretion to determine how to treat participants at the time the Plan is terminated.

Change in Control
•The term Change in Control is defined in Section 1.1 of the Plan.
•If there is a Change in Control of the Company, the Committee may (i) determine to vest matching awards, (ii) provide that such awards will be assumed by the surviving entity or exchanged for new awards, or (iii) provide that participants will be entitled to choose whether such awards will be assumed or exchanged for new awards.

2025 PROXY STATEMENT | 107

ITEM 3: APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN Material Features of The Plan

•If matching awards are assumed or exchanged by the surviving entity in connection with a Change in
Control and a participant’s employment is involuntarily terminated other than for cause within one year following the Change in Control, any unvested matching awards held by the participant will not be forfeited and will continue under the terms of the Plan and will vest on the original vesting date or at an earlier time as determined by the Committee.

Plan Administration
•The Plan will be administered by the Committee, which has the authority to make any rules and regulations for the administration of the Plan as it considers necessary or desirable. The Committee may, from time to time, delegate various authority to a subcommittee or subcommittees of the
Committee, one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable, including, but not limited, to facilitate participation in the Plan, to address all limits and administrative practices under the Plan, and to establish modifications, procedures, and sub-plans as may be necessary or desirable consistent with, and to further the objectives of, the Plan. The Committee may delegate any other or all of its rights and powers under the Plan, to the extent not prohibited by applicable law. The delegates also may delegate any or all of its rights and powers to the extent not prohibited by applicable law.
•To the extent not governed by U.S. federal law, the Plan and all awards under the Plan will be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

Plan Amendment
•The Committee may, at any time and from time to time, amend, modify or terminate the Plan, but if an amendment to the Plan would require shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the Nasdaq Global Select Market, then such amendment will be subject to shareholder approval. Except as otherwise provided by the Plan, if a proposed change to the Plan would materially and adversely impact the rights of one or more plan participants in respect of existing rights under the Plan, then, except as otherwise provided in the
Plan, the Committee is required to obtain the written consent of such affected participants.

Subplans
•The Committee may adopt subplans for certain jurisdictions relating to the operation and administration of the Plan to accommodate specific requirements of local laws and procedures, or for any other purpose, the terms of which may take precedence over the general terms of the Plan.
Subject to the share reserve for the Plan, features under subplans may differ from those summarized here.

Taxes
•The Company and/or the participant’s employer may satisfy any applicable withholding obligations or rights with regard to all tax obligations by one or a combination of the following: (i) requiring the participant to make a payment in a form acceptable to the Company; (ii) withholding from the participant’s wages or other cash compensation payable to the participant; (iii) withholding from proceeds of the sale of shares acquired upon settlement of the award either through a voluntary sale or through a mandatory sale arranged by the Company (on the participant’s behalf pursuant to this authorization without further consent); (iv) withholding in shares to be issued upon settlement of the award; or (v) any other method of withholding determined by the Company.

108 | 2025 PROXY STATEMENT

ITEM 3: APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN Income Tax Consequences

INCOME TAX CONSEQUENCES
The Plan is not intended to qualify as an “employee stock purchase plan” under Tax Code Section 423.
The income tax consequences under the Plan to participating employees will vary, based on their country of employment. Such income tax consequences may include taxation of shares received in respect of matching awards, as well as taxes due on any gains upon share disposition. It should be noted that individual circumstances will determine the tax due on matching shares.
The following discussion is limited to a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules of
Section 409A of the Code regarding non-qualified deferred compensation. Changes to these laws could alter the tax consequences described below. The tax consequences of awards may vary depending upon the particular circumstances. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES
Purchased Shares
A participant will not have income upon purchasing shares on an applicable purchase date. When the purchased shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the purchased shares on the purchase date. Any capital gain or loss will be long-term if the participant held the purchased shares for more than one year and otherwise will be short-term.
Matching Awards
If the matching award is in the form of a matching credit that is not subject to vesting conditions, a participant will recognize compensation income when the right to the matching credit is applied to purchase shares of Common Stock in an amount equal to the fair market value of the share of Common Stock that are issued to the participant. If the matching award is in the form of matching credit which is subject to vesting conditions, a participant will not recognize income when the right to the matching credit is granted. Upon the vesting and application of the matching credit to purchase shares of Common Stock, a participant will recognize compensation income equal to the fair market value of the share of Common Stock that are issued to the participant. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the date the shares of Common Stock were issued. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
If the matching award is in the form of a matching share right that is not subject to vesting conditions at the time of grant, the participant will recognize compensation income when the shares of Common Stock (or the equivalent value in cash) are issued in settlement of the matching share right award in an amount equal to the fair market value of
Common Stock as of that date (or the cash amount, as applicable). A participant will not recognize income at the time a matching award in the form of matching share rights which is subject to vesting conditions is granted. Upon receipt of shares of Common Stock (or the equivalent value in cash) in settlement of a matching share right award following vesting thereof, a participant will recognize compensation income equal to the fair market value of the Common Stock as of that date (or the cash amount, as applicable). When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the fair market value of stock when the shares of Common Stock were issued to the participant. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

2025 PROXY STATEMENT | 109

ITEM 3: APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN Income Tax Consequences
If a dividend equivalent award that is not subject to vesting conditions at the time of grant, the participant will recognize compensation income when receipt of shares of Common Stock (or the equivalent value in cash) in settlement of a dividend equivalent award in an amount equal to the fair market value of Common Stock as of that date (or the cash amount, as applicable). A participant will not recognize income at the time a dividend equivalent award which is subject to vesting conditions is granted. Upon receipt of shares of Common Stock (or the equivalent value in cash) in settlement of a dividend equivalent award following vesting thereof, a participant will recognize compensation income equal to the fair market value of the Common Stock as of that date (or the cash amount, as applicable). When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the fair market value of stock when the shares of Common Stock were issued to the participant. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Tax Consequences to the Company
There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Tax Code Section 162(m).

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS
Benefits under the Plan will depend on employees’ elections to participate and the market value of our Common Stock at various future dates. As a result, it is not possible as of the date of this Proxy Statement to determine future benefits that will be received by Plan employees. However, Section 16 Officers, including our NEOs, and our non-employee directors are not eligible to participate in the Plan.

REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION
If the Plan is approved by the Company’s shareholders, the Company will file a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to the Securities Act of 1933 covering the shares of our Common
Stock authorized for issuance under the Plan.

ADDITIONAL INFORMATION REGARDING OUR EQUITY COMPENSATION PLANS
The number of shares to be issued upon exercise or vesting of grants issued under, and the number of shares remaining available for future issuance under, our equity compensation plans at December 31, 2024 were:

	Equity Compensation Plan Information
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	21,015,743	$54.51	50,900,000
(1)Includes outstanding options, deferred stock units and performance share units and excludes restricted stock.
(2)Weighted average exercise price of outstanding options only.
(3)Shares available for grant under our 2024 Performance Incentive Plan.
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE GLOBAL EMPLOYEE
STOCK PURCHASE MATCHING PLAN

110 | 2025 PROXY STATEMENT

ITEM 4. RATIFICATION OF THE
SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
FOR FISCAL YEAR 2025
The Audit Committee is directly responsible for the selection, appointment, compensation, retention, oversight and termination of the independent registered public accountants. PricewaterhouseCoopers LLP has been the Company’s independent registered public accountants since 2001.

REVIEW OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee annually reviews the performance of the independent registered public accountants and considers whether to reappoint the firm for the following year or appoint a different firm. In determining which firm to appoint as the Company’s independent registered public accountants for 2025, the Audit Committee considered numerous factors, including:
•firm capabilities, approach and fees;
•firm tenure as our independent registered public accountants;
•the quality of the work that PricewaterhouseCoopers LLP has performed for Mondelēz International and its communications with the Audit Committee and management;
•PricewaterhouseCoopers LLP’s qualifications and experience auditing companies of comparable size and complexity;
•PricewaterhouseCoopers LLP’s familiarity with our global business and operations, accounting policies and practices and internal control over financial reporting;
•the potential impacts to Mondelēz International from selecting a different independent registered public accountant, including the significant time commitment and potential distraction of resources related to changing independent registered public accountants;
•external data on audit quality and performance; and
•firm independence.
In assessing the independence of the Company’s independent registered public accountants, the Audit Committee considered factors including the nature and amount of non‑audit fees and services that the firm provides to Mondelēz
International. We believe the Audit Committee’s periodic consideration of whether there should be a change in our independent registered public accounting firm helps ensure auditor independence. In conjunction with the required rotation of the auditing firm’s lead engagement partner at least every five years, the Audit Committee and its Chair are involved in the selection of the independent registered public accountants’ lead engagement partner through a process that includes candidate interviews.
The Audit Committee discusses with the independent registered public accountants the scope of and plans for the audit and is also responsible for the audit fees associated with the retention of the independent registered public accountants. As part of determining what firm to appoint, the Audit Committee discussed audit fees and the audit process with PricewaterhouseCoopers LLP, including how to continue to increase efficiencies in the audit, leverage the benefits of PricewaterhouseCoopers LLP’s familiarity with Mondelēz International and utilize PricewaterhouseCoopers
LLP’s technological transformation and innovations.

2025 PROXY STATEMENT | 111

ITEM 4. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2025 Selection of Independent Registered Public Accountants

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Following its review and consideration of the potential benefits and costs of choosing a different auditor, the Audit
Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for
2025. The Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP as the independent external auditor is in our and our shareholders’ best interests. The Board is requesting, as a matter of good corporate governance, that the shareholders ratify this selection.
The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the selection, the Audit Committee may investigate the reasons for our shareholders’ rejection and may consider whether to retain PricewaterhouseCoopers LLP or appoint another independent registered public accountant. Even if the selection is ratified, the Audit Committee may appoint a different independent registered public accountant if, in its discretion, it determines that such a change would be in Mondelēz
International’s and our shareholders’ best interests.
We expect that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if desired and to respond to appropriate questions from shareholders.
THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS MONDELĒZ INTERNATIONAL’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2025.

112 | 2025 PROXY STATEMENT

SHAREHOLDER PROPOSALS
In accordance with SEC rules, we are including the following shareholder proposals (Items 5 through 9), along with the supporting statements of the respective shareholder proponent. Mondelēz International is not responsible for any inaccuracies in these proposals and supporting statements. We have put a box around materials provided by the proponents so that readers can easily distinguish between materials provided by the proponent and materials provided by the Company. Each shareholder proposal is required to be submitted to a vote at the Annual Meeting only if properly presented at the meeting.
Below each proposal, we identify the shareholder who is the proponent or, where applicable, the lead proponent, as well as any representative appointed by the shareholder, and will promptly provide each shareholder proponent’s name, address and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate
Secretary of the Company at 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.
The Board has carefully considered the five shareholder proposals and recommends that you vote AGAINST each proposal.
THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER
PROPOSALS FOR THE REASONS SET FORTH IN THE STATEMENT IN OPPOSITION
FOLLOWING EACH PROPOSAL.

2025 PROXY STATEMENT | 113

ITEM 5. SHAREHOLDER PROPOSAL

ASSESSMENT OF THE COMPANY’S SUPPLIER & PARTNER CODE OF CONDUCT DUE DILIGENCE PROCESS
The AFL-CIO Equity Index Funds, beneficial owner of at least $25,000 worth of the Company’s Common Stock held continuously for at least one year prior to December 4, 2024, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

RESOLVED:  Stockholders urge the Board of Directors of Mondelēz International, Inc. (the “Company”) to
commission an independent, third-party assessment of the Company’s due diligence process to ensure compliance with the Company’s Supplier & Partner Code of Conduct for the internationally recognized human rights of freedom of association and collective bargaining. The assessment, prepared at reasonable cost and omitting legally privileged, confidential, or proprietary information, should be publicly disclosed on the Company’s website.
SUPPORTING STATEMENT:
Freedom of association and collective bargaining are internationally recognized human rights according to the
International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and the United
Nations’ Universal Declaration of Human Rights. The United Nations’ Guiding Principles on Business and Human
Rights urge companies to “know and show” that they respect human rights by adopting “a human rights due diligence process to identify, prevent, mitigate and account for how they address their impacts on human rights.”(1)
Our Company has adopted a Supplier & Partner Code of Conduct to require that suppliers and partners “respect employees’ rights to organize and bargain collectively, as well as raise concerns without fear of retaliation.” While the
Company’s Supplier & Partner Code of Conduct is commendable, we are concerned that the Company’s corporate reputation and brand names could be harmed if the Company’s due diligence process to ensure its suppliers’
compliance with the Supplier & Partner Code of Conduct fails to prevent workers’ rights violations.
For example, the New York Times has alleged that our Company’s contract manufacturing supplier Hearthside Food
Solutions (“Hearthside”) violated child labor laws.(2) Hearthside has also faced allegations of violating its workers’
rights to freedom of association and to collectively bargain. In 2021, a Hearthside worker testified before a U.S.
Senate Committee about how Hearthside prevented her coworkers from forming a union at a facility in McComb,
Ohio.(3) In 2024, a labor union filed various unfair labor practice charges with the National Labor Relations Board alleging labor law violations at Hearthside’s London, Kentucky facility.(4)
For these reasons, we urge you to vote FOR this proposal.
(1)United Nations, “Guiding Principles on Business and Human Rights,” 2011, p. 16, https://www.ohchr.org/sites/defauIt/files/Documents/Publications/
GuidingPrincipIesBusinessHR_EN.pdf.
(2)New York Times, “Alone and Exploited, Migrant Children Work Brutal Jobs Across the U.S.,” February 25, 2023, https://www.nytimes.com/2023/02/25/us/
unaccompanied-migrant-child-workers-exploitation.html.
(3)Testimony of Mrs. Gracie Heldman Before the Senate Health, Education, Labor and Pensions Committee, “The Right to Organize:  Empowering
American Workers in a 21st Century Economy,” July 22, 2021, https://www.help.senate.gov/imo/media/doc/Heldman.pdf.
(4)Hearthside Food Solutions and Bakery, Confectionery, Tobacco Workers and Grain Millers International Union Local 57, National Labor Relations Board
Case Nos. 09-CA-350423 (September 13, 2024), 09-CA-340924 (April 25, 2024), 09-CA-340905 (April 25, 2024), 09-CA-340911 (April 23, 2024), 09-
CA-340868 (April 18, 2024), 09-CA-340893 (April 18, 2024), 09-CA-339506 (March 26, 2024), 09-CA-337922 (March 14, 2024), available at https://
www.nlrb.gov/search/case/hearthside%20food%20solutions.

114 | 2025 PROXY STATEMENT

ITEM 5. SHAREHOLDER PROPOSAL Assessment of the Company’s Supplier & Partner Code of Conduct Due Diligence Process
BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 5.
Mondelēz International takes seriously its commitment to human rights, including the rights of freedom of association and collective bargaining. These commitments are outlined in our Human Rights Policy(1) and Code of Conduct(2), and
they extend to our suppliers, consultants, and business partners globally through our Supplier & Partner Code of
Conduct (“Supplier Code”)(3). The Supplier Code outlines the Company’s expectations and guidelines with respect to responsible sourcing, including our support for workers’ rights in line with the principles set out in the International
Labor Organization Core Conventions. We expect our suppliers and business partners to comply with and communicate these expectations throughout their supply chain, and the Company has robust policies and procedures in place to monitor and address non-compliance. Given this existing infrastructure, the third-party assessment and report sought by the proposal would be unproductive and unnecessary, and would not enhance the Company’s due diligence procedures and compliance policies.
Mondelēz International is committed to respecting the human rights of people, including freedom of association and collective bargaining, in our value chain. At Mondelēz International, we are committed to making our snacks the right way, helping protect the planet and respecting the human rights of people in our value chain, including the rights of freedom of association and collective bargaining. We believe in a workplace where employees have the right to join, or not join, a union and we aim to bargain with employee representatives in good faith. This commitment is codified in our dedicated Human Rights Policy and our Code of Conduct, which specifically identifies and supports the rights of freedom of association and collective bargaining. Using the UN Guiding Principles on
Business and Human Rights as a framework for preventing and addressing human rights risks, we have created and put in place mechanisms for monitoring, reporting, and remedying violations to these human rights, putting our ideals to practice within our operations.
Mondelēz International’s commitment to human rights extends to its suppliers and business partners. As part of Mondelēz International’s commitment to human rights, we aim to work with suppliers and business partners who share our beliefs and aspirations. As such, we developed the Supplier Code in June 2021, which is aligned with our
Human Rights Policy and Code of Conduct and provides our business partners with our expectations with respect to responsible sourcing. All suppliers and partners acting on the Company’s behalf and/or providing goods or services to the Company for compensation are expected to comply with the Supplier Code. This includes, but is not limited to,
Mondelēz International’s direct and indirect suppliers, external manufacturing partners and co-packers, labor providers, logistic providers, subsidiaries and affiliate entities, as well as our suppliers’ sub-contractors.
The Supplier Code contains nine overarching principles that seek to guide the Company’s suppliers and partners on how to operate. One such principle is the fair treatment of people, a key aspect of which is the respect of employees’
rights to organize and bargain collectively. We expect our suppliers and business partners to honor these rights and to empower their workers to raise concerns without fear of retaliation. Another principle of the Supplier Code is compliance with applicable law and regulations, under which the Company expects its suppliers and partners to abide by all applicable national, state and local laws and regulations in the markets where they operate, including applicable labor laws.
The Company expects its suppliers and business partners to comply with and communicate these expectations throughout their supply chains, including their own suppliers and partners, by adopting efficient management systems, policies, procedures, and training to uphold the standards and expectations set forth in the Supplier Code within their own business operations.
As disclosed in our annual Human Rights Due Diligence and Modern Slavery Report, we have robust policies and due diligence procedures are in place to assess supplier human rights risks and promote compliance with
Mondelēz International’s Supplier Code. We believe that our supplier and partner relationships should be aligned with the Company’s commitments to human rights, including the rights of freedom of association and collective bargaining, in order to maintain our standards for quality and sustainability, which is key to the success of our business.
As such, we have developed and put in place robust policies and procedures to assess, monitor, and remedy human rights risks in our supply chain.

2025 PROXY STATEMENT | 115

ITEM 5. SHAREHOLDER PROPOSAL Assessment of the Company’s Supplier & Partner Code of Conduct Due Diligence Process
This effort begins with our selection process. Before engaging in new business relationships—as well as during the course of business—we conduct risk-based due diligence, which includes screening potential suppliers against restricted party lists from authorities worldwide and may include human rights-related information. Once a supplier or business partner has successfully passed our vetting process, we develop contracts that not only provide commercial terms but also incorporate mandatory terms and conditions in areas such as corporate social responsibility, ethics, integrity, and safety. As part of this effort, we embed our Supplier Code in all our supplier agreements and purchase orders, so that all partners understand and acknowledge that they will adhere to the Supplier Code, including the rights to organize and bargain collectively.
Our effort to align our business relationships with our commitment to human rights continues even after the initial business relationships are created and expectations are set. We require our prioritized tier 1 suppliers to complete audits on an ongoing basis to identify potential human rights issues and monitor compliance with our policies(4). For example, the Company utilizes the Sedex Members Ethical Trade Audit (“SMETA”) audit protocol to evaluate its prioritized tier 1 suppliers’ sites against a common set of corporate social responsibility standards developed for the consumer goods industry. At the end of 2023, approximately 90% of our prioritized tier 1 suppliers had completed a
SMETA audit in the previous three years.(5) Additionally, all our suppliers and partners are expected to cooperate with reasonable requests for information, certifications, and/or audit access. When potential non-conformances are identified by auditors as part of a SMETA audit, suppliers are required to take corrective action, as outlined by the auditor. Our human rights and procurement teams follows up with suppliers on corrective action as part of our human rights due diligence process. While we prefer to work with our suppliers and partners to resolve issues, helping them identify and work on areas of improvement, if an issue cannot be corrected or if a supplier or partner is unwilling to engage, we reserve the right to end our relationship with the entity in question. We believe that working closely with our suppliers and partners is key to achieving mutual success while helping our consumers, communities, and employees thrive.
We promptly took actions once becoming aware of the allegations involving Hearthside, including senior level engagement with Hearthside and continuous follow-up of their plans to enhance their practices. Mondelēz International also sent a letter to U.S. suppliers, spelling out what we expect of them overall and specific to their human rights and labor practices in line with our Supplier Code. In addition, Mondelēz International joined a coalition of peer manufacturers that rolled out a joint capability building program with prioritized U.S. suppliers, including Hearthside, to help prevent and remediate child and forced labor.
In summary, Mondelēz International discloses how it is committed to respecting and promoting human rights, including the rights of freedom of association and collective bargaining, within its operations and its supply chain, and the
Company has robust policies and procedures in place to assess, monitor, and remedy human rights risks. As such, the third-party assessment and report sought in this proposal is unproductive and unnecessary and would not enhance the
Company’s due diligence procedures or compliance policies.
(1)Available at https://www.mondelezinternational.com/assets/PDFs/Mondelez-International-Human-Rights-Policy.pdf.
(2)Available at https://www.mondelezinternational.com/assets/PDFs/MDLZ_Code_of_Conduct_February_2025.pdf.
(3)Available at https://www.mondelezinternational.com/assets/PDFs/MDLZ-Supplier-and-Partner-Code-of-Conduct.pdf.
(4)See Mondelēz International, Snacking Made Right 2023 Report (the “2023 Snacking Made Right Report”), p. 73, available at https://
www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
(5)See 2023 Snacking Made Right Report, p. 31.
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

116 | 2025 PROXY STATEMENT

ITEM 6. SHAREHOLDER PROPOSAL

REPORT ON FLEXIBLE PLASTIC PACKAGING
As You Sow, 2020 Milvia St. Suite 500, Berkeley, CA 94704, as representative of M Cameron T/W Fbo Mary C Driver and Brian Murray Revocable Trust, beneficial owners of 361 shares and 143 shares, respectively, of the Company’s
Common Stock held continuously for at least three years prior to December 4, 2024, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

WHEREAS: Without immediate and sustained new commitments throughout the plastics value chain, annual flows of plastics into oceans could nearly triple by 2040.(1)
The growing plastic pollution crisis poses increasing risks to Mondelēz. Corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of packaging they produce.(2) Governments around the world are increasingly enacting such policies, including five new state laws that impose fees on corporations for single-use plastic (SUP) packaging.(3) The European Union has banned ten SUP pollutants and taxed some nonrecycled plastic packaging.(4) A French law requires 10% of packaging be reusable by 2027 and Portugal requires 30% reusable packaging by 2030.(5) Additionally, consumer demand for sustainable packaging is increasing.(6)
Pew Charitable Trusts’ groundbreaking study, Breaking the Plastic Wave (“Pew Report”), concluded that improved recycling alone is insufficient to address plastic pollution—instead, recycling must be coupled with reductions in use, materials redesign, and substitution.(7) The Pew Report finds that the greatest opportunity to reduce or eliminate plastic lies with flexible plastic packaging,(8) often used for chips, sweets, and condiments among other uses, and virtually unrecyclable in America. With innovation, redesign, and substitution, 26 million metric tons of flexibles can be avoided globally.(9)
The Pew Report finds that reducing plastic use is the most viable solution from environmental, economic, and social perspectives,(10) yet broad corporate and stakeholder alignment on flexible packaging solutions is lacking.(11)
Despite stated commitments to sustainable packaging, 70.1% of Mondelēz’s packaging remains in flexibles.(12) In the absence of immediate action to eliminate flexibles by robustly engaging in research and expansion of reusable packaging, Mondelēz is on track to fail to meet its 2025 reusables and recyclability packaging goals. Only 18.9% of its packaging is recyclable in practice and at scale and 0% is reusable.(13)
Our Company could avoid regulatory, environmental, and competitive risks by adopting a comprehensive approach to addressing flexible plastic packaging use at scale.
BE IT RESOLVED: Shareholders request that the Board issue a report, at reasonable expense and excluding proprietary information, describing how Mondelēz could address flexible plastic packaging in alignment with the findings of the Pew Report, or other authoritative sources, to reduce its contribution to plastic pollution.
SUPPORTING STATEMENT: The report should, at Board discretion:
•Assess the reputational, financial, and operational risks associated with continuing to use plastic packaging that is not recyclable in practice and at scale while plastic pollution grows;
•Evaluate actions to achieve fully recyclable packaging including elimination and accelerated research into innovative reusable substitution; and
•Describe opportunities to pre-competitively work with peers to research and develop reusable packaging as an alternative to single-use packaging.

2025 PROXY STATEMENT | 117

ITEM 6. SHAREHOLDER PROPOSAL Report on Flexible Plastic Packaging

(1)https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.4
(2)https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.9
(3)https://www.packworld.com/sustainable-packaging/recycling/article/22922253/ameripen-shares-key-lessons-from-early-epradopters
(4)https://environment.ec.europa.eu/topics/plastics/single-use-plastics_en
(5)https://www.greenpeace.org/international/story/51843/plastics-reuse-and-refill-laws
(6)https://www.shorr.com/resources/blog/the-2022-sustainable-packaging-consumer-report/
(7)https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.9
(8)https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.51
(9)https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.51
(10)https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.10
(11)https://emf.thirdlight.com/link/pqm3hmtgpwtn-dwj3yc, p.22
(12)https://gc-data.emf.org/2024/detail?cid=Mondelēz-international#header
(13)https://gc-data.emf.org/2024/detail?cid=Mondelēz-international#header

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 6.
Mondelēz International takes seriously the commitment to sustainability, as outlined in our annual Snacking Made Right
Report,(1) which includes a focus on sustainable packaging. We have aspirations to combat plastic waste and annually report on our progress in pursuit of our goals. Moreover, we apply a multi-faceted approach to promote sustainable packaging that aligns with the findings of the Pew Charitable Trusts’ study, Breaking the Plastic Wave (the “Pew
Report”), and includes both self-driven initiatives and external partnerships. The report sought by the proposal would be unproductive and duplicative, while not enhancing shareholders’ understanding of our efforts to address plastic pollution.
We have made meaningful commitments, including quantitative goals, related to plastic packaging reduction and regularly report on our progress. We are committed to more sustainable packaging, and we have set goals to make our packaging more sustainable. We aim to reduce our overall use of virgin plastic by 5% and our use of virgin rigid plastic by 25% versus 2020 levels. We also aim to have approximately 98% or more of our packaging designed to be recyclable. Not only do we set clear and ambitious goals, but we also value accountability and have provided transparent reporting in our annual Snacking Made Right Report, which includes data on our progress toward our goals and an overview of our packaging portfolio (including our use of flexible plastics).(2)
We pursue a comprehensive approach to help reduce plastic waste and increase circularity, while maintaining an eye toward the future of sustainable packaging solutions. In pursuit of our sustainable packaging goals and commitments, we believe that by improving our packaging and measuring our performance, we can work toward our long-term aim of advancing our support for a more circular economy for packaging. As such, we employ a focused, three-part approach—seeking to reduce packaging, evolve packaging, and improve systems—to help us utilize packaging that is both light and right.(3)
By reducing packaging, we aim to utilize packaging that is light, safe and, when appropriate, can be reused and recycled. Thanks to the slowly increasing availability of new materials, such as recycled content for flexible film in key markets, as well as supply chain adjustments and successful line trials across a complex network of manufacturing facilities, we continue to make progress in this regard, aiming to select the most appropriate packaging to maintain freshness and reduce downstream waste both of packaging and product. We have been able to reduce our plastic packaging footprint, helping to offset the significant growth that our business has been able to deliver. In our rigid plastic portfolio, we have been working with suppliers to secure new innovative materials and planning trials that will enable us to drive scale as we expand these initiatives across markets while continuing to maintain our high standards for safety and quality.
We aim to evolve our packaging so that it is designed to be recyclable and utilizes more recycled plastic content, where appropriate, to help drive down packaging waste. As of the end of 2023, approximately 96% of our packaging was designed to be recyclable.(4)

118 | 2025 PROXY STATEMENT

ITEM 6. SHAREHOLDER PROPOSAL Report on Flexible Plastic Packaging
By improving systems, we support the development of infrastructures and capabilities. As part of this, we are supporters of policy development and Extended Producer Responsibility (“EPR”) schemes to cover the development of systems supporting the collection of all types of plastic packaging.
We actively engage in efforts to address and mitigate plastic waste in collaboration with our peers and beyond.
Collaboration is key to overcoming challenges and achieving progress. We are working closely with peer companies and other stakeholders on topics ranging from innovation of more sustainable alternative materials to effective policy including EPR. As part of this commitment to collaboration, in 2023 we became a Founding Member of the Circular
Action Alliance (U.S.), where we work together with other Founding Members to help improve systems consistent with meeting EPR obligations as a step forward in seeking a more circular pack economy. We also co-chair the Consumer
Goods Forum Plastic Waste Coalition of Action Flexibles Taskforce, advancing important work to align CPG companies on common requirements for flexible paper packaging and principles for effective EPR that includes flexible plastic packaging. We also partner with, and invest heavily in, ventures focused on tackling plastic waste. For example, through our Sustainable Futures(5) impact investment initiative, launched in 2021, we have partnered with Circulate
Capital to support business solutions designed to address plastic waste challenges, including flexible films, in Latin
America and the Caribbean.(6) We have also invested in Pack2Earth, an advanced materials company in Spain, focused on developing bio-based materials that provide more sustainable alternatives to single-use plastics, including flexible packaging. Through our second CoLab Tech accelerator program, we have been working with Outlander
Materials, a Netherlands company that has created a technology that upcycles food industry waste into a flexible, lightweight packaging alternative to single-use plastics.(7) We have further demonstrated our commitment to work toward helping to overcome these challenges by becoming signatories to the Ellen MacArthur Foundation (“EMF”)
Global Commitment in January 2020. According to EMF, this means we are part of the 20% of the industry taking voluntary action to make our (plastic) packaging more sustainable. We believe these investments and partnerships, along with our own internal initiatives, will advance our work toward a better future for our planet.
In summary, we already disclose our progress toward our sustainable packaging goals in our annual Snacking Made
Right Report, and we implement a robust approach toward addressing plastic waste that aligns with the findings of the
Pew Report, taking action both through internal initiatives and via collaboration with external parties. In light of our existing disclosures and ongoing engagement with sustainable packaging, we believe that the report requested by the proposal would be costly, duplicative of current efforts, without providing meaningful additional information for our shareholders.
(1)Available at https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
(2)See Mondelēz International, Snacking Made Right 2023 Report (the “2023 Snacking Made Right Report”), p. 34-35, available at https://
www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
(3)See https://www.mondelezinternational.com/snacking-made-right/packaging-innovation/.
(4)See 2023 Snacking Made Right Report, p. 35.
(5)See https://ir.mondelezinternational.com/news-releases/news-release-details/mondelez-international-launches-sustainable-futures-advance.
(6)See https://www.mondelezinternational.com/news/joining-circulate-capital-in-latin-america/.
(7)https://ir.mondelezinternational.com/news-releases/news-release-details/mondelez-international-selects-10-start-ups-participate-second.
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

2025 PROXY STATEMENT | 119

ITEM 7. SHAREHOLDER PROPOSAL

CLIMATE LOBBYING REPORT
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, beneficial owner of at least 100 shares of the Company’s Common Stock held continuously since November 20, 2021, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

WHEREAS: The United Nations Framework Convention on Climate Change asserts that greenhouse gas emissions must decline by 43% from 2019 levels by 2030 and 65% by 2035 to avert the worst impacts of climate change, including more frequent and severe droughts, heatwaves, and rainfall.(1)
Mondelēz has laid out the strategic, operational, and reputational risks that climate change impacts may have on its business.(2) In response, the Company has publicly committed to a 2050 net zero emissions target that has been validated by the Science Based Targets Initiative and supports its Vision 2030 growth strategy.(3) Although
Mondelēz has disclosed efforts to make progress against its sustainability and climate goals, it acknowledges that the Company's ability to meet such goals are subject to evolving regulatory requirements and to the availability of suppliers that can meet the Company's standards.(4) However, Mondelēz provides insufficient transparency about its lobbying activities, making it challenging for investors to evaluate whether and how the Company's advocacy efforts are supportive of and consistent with its net zero goal and its three key drivers for reducing carbon emissions.
Mondelēz has spent approximately $9 million on federal lobbying since 2014.(5) This does not include state lobbying, where Mondelēz also lobbies but disclosure is uneven or absent. The Company's disclosure is limited to a list of broad advocacy areas of focus and a list of memberships in trade associations with annual dues of
$50,000 or more. In contrast, Unilever(6) provides a much more informative description of its policy influence activities, including an assessment of alignment of Unilever's lobbying activities with its positions on climate policy.
Corporate lobbying that contradicts a company's own commitments can damage a brand's value and lead to negative financial consequences.(7) Furthermore, delays in emissions reductions, increases the probability of physical risks to assets, abrupt policy changes, and limited access to capital and insurance.
Of particular concern is Mondelēz' membership in a trade association that has advocated negatively on multiple forms of climate policy.(8)
RESOLVED: Shareholders of Mondelēz request that the Board of Directors prepare a report, updated annually, describing whether and how Mondelēz aligns its lobbying and policy influence activities, both direct and indirect
(through trade associations and other organizations), with its net zero by 2050 goal.
Such disclosure, prepared at reasonable cost and excluding proprietary information, could, at management’s discretion, describe the activities and positions analyzed, the criteria used to assess alignment, and external stakeholders consulted, if any.

120 | 2025 PROXY STATEMENT

ITEM 7. SHAREHOLDER PROPOSAL Climate Lobbying Report

SUPPORTING STATEMENT: In evaluating the degree of alignment between the Company's emissions goals and its lobbying, the proponent suggests that the Company assess and disclose its direct and indirect lobbying activities, such as comment submissions, regarding climate provisions of relevant legislation and regulation.

Mondelēz could consider the Global Standard on Responsible Climate Lobbying(9) as a useful resource for implementation.
(1)https://unfccc.int/news/new-un-climate-change-report-shows-national-climate-plans-fall-miles-short-of-what-s-needed
(2)https://www.sec.gov/ix?doc=/Archives/edgar/data/1103982/000110398224000019/mdlz-20231231.htm
(3)https://ir.mondelezinternational.com/news-releases/news-release-details/mondelez-internationals-near-term-2030-targets-and-2050-net-zero
(4)https://www.sec.gov/ix?doc=/Archives/edgar/data/1103982/000110398224000019/mdlz-20231231.htm
(5)https://www.opensecrets.org/orgs/mondelez-international/summary?id=D000067057
(6)https://www.unilever.com/files/unilever-climate-policy-engagement-review.pdf
(7)https://www.sustainalytics.com/esg-research/resource/investors-esg-blog/in-whose-best-interest--why-investors-are-demanding-more-transparency-on-
companies%27-lobbying-activities
(8)https://lobbymap.org/influencer/National-Association-of-Manufacturing-NAM
(9)https://climate-lobbying.com/wp-content/uploads/2022/03/2022_global-standard-responsible-climate-lobbying_APPENDIX.pdf

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 7.
At Mondelēz International, we are part of a broad movement across our sector that aims to bring about more sustainable ways of growing a business. The Company has strong board and management oversight over our lobbying activities and expenditures and sustainability goals, and provides annual comprehensive reporting on these subjects to promote transparency. As such, the additional report sought by the proposal would be unproductive and duplicative, offering little benefit or new information to our shareholders.
Mondelēz International already publishes transparent and comprehensive lobbying disclosure on an annual basis. The Company believes in promoting transparency around its political spending, and in 2024, Mondelēz
International was again ranked in the First Tier of S&P 500 companies for its political disclosure and transparency by the CPA-Zicklin Index. To provide transparency around our political contributions and lobbying activities, we provide robust disclosure on our website.(1) The Company discloses annual dues paid of $50,000 or more to U.S. trade associations of which the Company is a member and that lobby in the U.S. We believe that trade association membership and participation can benefit our business (and thus, our shareholders) and employees in various ways, such as providing updates on issues relevant to the business and forums for sharing ideas and information. The
Company also discloses areas of focus for U.S. advocacy.(2) The Company has memberships in many trade associations, and we disclose that we do not always agree with policy positions of trade associations in which we are members. We instruct trade associations that they cannot use our dues to support or oppose candidates. A list of trade association dues paid over $50,000 annually, including the non-deductible portion of dues, can be accessed on our website.
We also prepare and submit lobbying reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of
Representatives detailing our U.S. federal lobbying activities and expenditures, which are publicly available. In addition, we list on our website all corporate political contributions that the Company made in support of candidates within six months after the end of each calendar year. The Company generally does not provide contributions from corporate funds to candidates outside the U.S.; any such contributions would require approval from the Company’s Government
Affairs and Legal departments.
We have made significant progress against our goal to reach net zero emissions by 2050, both through actions across our own operations and in partnership with industry associations. At Mondelēz, we focus on areas where we believe we can make a strong positive difference for the long term. This includes aiming to reduce our impact on the environment across key focus areas, including our operations, our supply chain, and our communities. In 2021, we announced our commitment to a target of net zero greenhouse gas emissions across our full value chain by 2050. As part of this commitment, in 2021, we also signed the Science Based Targets initiative (“SBTi”) Business Ambition for
1.5°C and joined the United Nations Race to Zero.  In April 2024 the SBTi successfully validated our near-term net-zero target resulting in the approval of our full value chain goal to reduce absolute end-to-end greenhouse gas emissions
35% by 2030 and net-zero by 2050 from a 2018 base year.(3)

2025 PROXY STATEMENT | 121

ITEM 7. SHAREHOLDER PROPOSAL Climate Lobbying Report
We are implementing the SBTi reduction pathway following distinct phases. In 2023, we made significant progress toward our goals, including:
•Reducing end-to-end CO2e emissions by ~(3.7)%, on track for ~35% reduction end-to-end by 2030 (from a 2018 base year)(4)
•In 2023, as part of our carbon reduction journey in our manufacturing sites, ~48% of the electricity used in our manufacturing sites was renewable, compared to ~40% in 2022(5)
•In 2023, ~96% of our packaging was designed to be recyclable(6)
•Our goal is to seek no deforestation across our primary commodities following an approach starting with our
European Business in accordance with EU regulations and rolling out to our other regions by December 31, 2025, in accordance with SBTi guidance
The call to address climate change requires collaboration and innovation, and as a leading snack provider, we support industry collaboration to reduce industry emissions while increasing the sustainable production and consumption of consumer goods. As a partner of the Supplier Leadership on Climate Transition, we are assisting global manufacturers in setting targets to reduce supply chain emissions and achieve net-zero emissions. We have worked on many areas of innovation, which are aimed at helping us reduce our carbon emissions. For over a decade, we have invested in Cocoa
Life to help address the root causes of environmental challenges within raw cocoa production by focusing on forest conservation efforts with local partners and governments.(7) We have also embraced our role and commitment to a more sustainable industry supply chain as chair of the Consumer Goods Forum and World Cocoa Foundation. We plan to continue to support our environmental goals and drive positive climate solutions across the sector as we look forward to a more sustainable snacking community.
Our current corporate governance structure includes Board and management oversight of our lobbying activities and expenditures, and sustainability goals, including the review of any misalignment with our sustainability goals and other company objectives. We have robust processes in place for internal reporting, approval and oversight of our lobbying activities and expenditures and sustainability goals to ensure transparency with stakeholders. Our Governance, Membership and Sustainability Committee (“Governance Committee”), composed solely of independent directors, oversees the Company’s sustainability policies and programs related to significant public policy issues such as sustainability and environmental responsibility. Our Governance Committee also annually receives a report on our government relations strategies, lobbying activities and political contributions, and at least annually, we give a similar report to the full Board of Directors. Our Enterprise Risk Management process oversees enterprise risks, including those associated with climate change. At the Company level, our Code of Conduct(8) requires employee compliance with our advocacy and lobbying activities through a multi-level approval and oversight process overseen by the Director of Corporate and Government Affairs and the Director of Corporate and Government Affairs is
also responsible for monitoring misalignment and reporting it to senior management.
In summary, Mondelēz International is committed to reaching its target of net-zero emissions by 2050, with significant progress through enterprise-level and industry-level initiatives. The Company maintains robust processes for internal reporting, approval, and oversight of its lobbying activities, promoting alignment with sustainability goals and transparency. As such, the request for an additional annual report would be duplicative of current reporting and unnecessary to reach climate change-related goals.
(1)See https://www.mondelezinternational.com/investors/corporate-governance/board-oversight-of-corporate-citizenship/.
(2)See https://www.mondelezinternational.com/snacking-made-right/esg-topics/advocacy-and-political-contributions/.
(3)See Mondelēz International, Snacking Made Right 2023 Report (the “2023 Snacking Made Right Report”), p. 21, available at https://
www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
(4)See 2023 Snacking Made Right Report, p. 24.
(5)See 2023 Snacking Made Right Report, p. 25.
(6)See 2023 Snacking Made Right Report, p. 34.
(7)See 2023 Snacking Made Right Report, p. 37.
(8)Available at https://www.mondelezinternational.com/assets/PDFs/MDLZ_Code_of_Conduct_February_2025.pdf.
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

122 | 2025 PROXY STATEMENT

ITEM 8. SHAREHOLDER PROPOSAL

THIRD-PARTY REPORT ASSESSING EFFECTIVENESS OF IMPLEMENTATION OF HUMAN RIGHTS POLICY
Wespath Funds Trust, 1901 Chestnut Avenue, Glenview, IL 60025, beneficial owner of at least $25,000 worth of the
Company’s Common Stock held for at least one year as of December 2, 2024, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

RESOLVED: Shareholders request the Board of Directors commission an independent third-party report, at reasonable cost and omitting proprietary information, assessing the effectiveness of the company’s implementation of its Human Rights Policy (HRP) for operations in conflict-affected and high-risk areas (CAHRA),(1) including
Russia/Ukraine.
WHEREAS: Mondelēz commits to using the UN Guiding Principles on Business and Human Rights (UNGPs) to
prevent and mitigate human rights risks.(2)The UNGPs call on companies to conduct heightened human rights due diligence (HRDD) in CAHRA due to widespread human rights abuses and violations of national and international law.(3) The European Union (EU) passed legislation on mandatory HRDD(4) and accounting standards bodies are calling on companies to report on material human rights risks.(5)
The International Finance Corporation reports that companies in CAHRA “face business risks that are much greater than those in other emerging markets,” including destruction of assets, deaths and injuries, and supply-chain disruptions.(6) The Thinking Ahead Institute found 84 percent of the 26 largest investors named “geopolitical confrontation” as a top three systemic risk.(7)
Mondelēz’s operations in Russia and Ukraine expose the company to material human rights risks. The United States and EU imposed an array of sanctions and export controls(8) against Russia and its state-owned businesses in response to the Ukraine invasion and associated credible accusations of war crimes.(9) Russia’s “partial mobilization”
order requires companies to facilitate conscription of staff and provide support to the military upon request.(10)
Mondelēz’s factory in Ukraine was damaged by a Russian military attack in March 2023(11) and the Ukrainian
National Agency on Corruption Prevention designated Mondelēz an “international sponsor of war.”(12) The company faced backlash from customers,(13) employees,(14)and civil society.(15) Mondelēz maintains exposure to other
CAHRA, such as Brazil,(16) Côte D’Ivoire,(17) and Guatemala.(18)
Mondelēz lags 200 American companies and industry peers in responding to the heightened risk of operating in
Russia/Ukraine.(19) The Kyiv School of Economics estimates Mondelēz’s Russian operations generated $1.4 billion in revenue and $62 million in taxes in 2023.(20) Mondelēz sold 9,800 tons of Milka chocolate in Q1 of 2024, six times higher than the company’s projections,(21) and Mondelēz’s Russian consolidated net revenue slightly increased from
2023.(22) Despite claims Mondelēz made its Russian subsidiary “stand-alone with a self-sufficient supply chain,” the
Russian entity allegedly remains connected to Mondelēz’s management system and Russian employees have access to staff in other regions.(23)
Mondelēz’s activities in CAHRA may result in brand damage, violations of the company’s HRP and the UNGPs, and exposure to Russian sanctioned entities, warranting increased disclosure.
SUPPORTING STATEMENT
Shareholders seek information, at board and management discretion, through a report that:
•Analyzes the effectiveness of the HRP’s assessment, mitigation, and reporting on human rights risks in CAHRA, including Russia and Ukraine.
•Assesses if additional policies, practices, and governance measures are needed to mitigate risks.

2025 PROXY STATEMENT | 123

ITEM 8. SHAREHOLDER PROPOSAL Third-Party Report Assessing Effectiveness of Implementation of Human Rights Policy

(1)http://dx.doi.org/10.1787/9789264185050-en
(2)https://www.mondelezinternational.com/assets/PDFs/Mondelez-International-Human-Rights-Policy.pdf
(3)https://www.undp.org/publications/heightened-human-rights-due-diligence-business-conflict-affected-contexts-guide
(4)https://commission.europa.eu/business-economy-euro/doing-business-eu/corporate-sustainability-due-diligence_en
(5)https://sasb.ifrs.org/standards/materiality-finder
(6)https://www.ifc.org/en/what-we-do/sector-expertise/fragile-and-conflict-affected-situations
(7)https://www.thinkingaheadinstitute.org/news/article/worlds-largest-investors-increasingly-concerned-on-systemic-risks
(8)https://home.treasury.gov/news/press-releases/jy0608
(9)https://apnews.com/article/russia-ukraine-kyiv-business-european-commission-united-kingdom-acb86730120a1230b9eb95c3ebdded77
(10)https://base.garant.ru/136945/#friends
(11)https://www.reuters.com/business/oreo-maker-mondelez-says-ukrainian-biscuit-factory-suffered-significant-damage-2022-03-31
(12)https://nazk.gov.ua/en/news/the-nacp-included-the-manufacturer-barney-the-bear-in-the-list-of-international-sponsors-of-the-war
(13)https://www.business-humanrights.org/it/ultime-notizie/opinion-mondelez-faces-consumer-backlash-over-continued-russia-business
(14)https://www.reuters.com/business/oreo-maker-nestle-pepsi-face-pressure-european-employees-over-russia-2022-04-14
(15)https://www.business-humanrights.org/en/latest-news/mondelez-silences-ukrainian-voices-by-deleting-uncomfortable-questions-comments-on-its-
profitable-business-in-russia-during-live-event-on-social-media
(16)https://lab.org.uk/brazil-palm-oil-producers-launch-an-avalanche-of-litigation
(17)https://static1.squarespace.com/static/5810dda3e3df28ce37b58357/t/6515a2e3206855235dcb3c5a/1695916782152/
There+Will+Be+No+More+Cocoa+Here+-+Final+Engligh.pdf
(18)https://www.business-humanrights.org/en/latest-news/mondel%C4%93z-internationals-response-on-sourcing-from-repsa
(19)https://som.yale.edu/story/2022/over-1000-companies-have-curtailed-operations-russia-some-remain
(20)https://leave-russia.org/mondelez
(21)https://euromaidanpress.com/2024/08/01/mondelez-expands-russian-chocolate-sales-sixfold-classifies-earnings
(22)https://ir.mondelezinternational.com/static-files/c0429400-8daf-4d2e-9939-1b9dcff6bd4b
(23)https://euromaidanpress.com/2024/08/01/mondelez-expands-russian-chocolate-sales-sixfold-classifies-earnings

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 8.
Mondelēz International takes seriously the commitment to “Snacking Made Right.” In our annual Snacking Made Right
Report,(1) we transparently publish progress updates, metrics, and robust performance data on our sustainability priorities, including our efforts to enhance social sustainability and our respect for human rights across the whole value chain. We also provide information about this work in our annual Human Rights Due Diligence & Modern Slavery
Report (“HRDD Report”),(2) Human Rights Policy,(3) and other reporting. Because our robust sustainability reporting already provides significant transparency and disclosure, the additional report sought by the proposal would be unproductive and duplicative and would not add to shareholders’ understanding of the Company’s ongoing efforts to address the core issue.
We maintain strong governance practices and Board oversight of human rights in conflict-affected and high-
risk areas. In Russia and Ukraine, we perform heightened Human Rights Due Diligence, which includes key steps recommended by UNDP on its guide on heightened due diligence in conflict-affected and high-risk areas. As part of our annual, global value chain human rights risk assessment, performed by third-party human rights experts at twentyfifty, we assess and identify risks connected to conflict-affected areas to guide our risk mitigation actions. Despite the heightened risk situation in Ukraine and Russia, we continued rolling out our human rights training, raising awareness about our Code of Conduct(4) and Human Rights Policy via communication in local language in our manufacturing sites.
People Team and Health, Safety & Environment (“HSE”) managers are present at our sites in Ukraine, Russia, and other conflict-affected areas to ensure that everyone is treated with care and integrity in line with our Code of Conduct and Human Rights Policy. Amidst the complex environment, we continue our efforts to complete third-party social audits using Sedex Members Ethical Trade Audit (“SMETA”) or equivalent protocol in our plants in Ukraine and Russia.
In 2024, a SMETA audit was performed in one of the two Ukrainian plants virtually to accommodate for security constraints. One of the three Russian plants was audited using a social audit protocol equivalent to SMETA, given sanctions considerations. The other two Russia plants are planned to be audited in 2025. Our local People & HSE teams are following up on the findings of these audits and taking corrective action as needed.

124 | 2025 PROXY STATEMENT

ITEM 8. SHAREHOLDER PROPOSAL Third-Party Report Assessing Effectiveness of Implementation of Human Rights Policy
Beyond our audit program, we have continued to enhance our HRDD systems by building internal capabilities, enhancing practices within our business, and prioritizing key focus areas. In 2023 and 2024, we implemented Human
Rights Business Unit Check-ins across our Middle East, North Africa, and Pakistan, India and Southeast Asia
businesses to complement our audit program and build our local teams’ human rights expertise and capability. Both regional and global leadership are leveraging the findings from this program to further enhance and refine our HRDD.(5)
In addition, we continue to build the capability of our people by incorporating human rights training into our mandatory onboarding trainings for new employees. In line with the UN Guiding Principles on Business and Human Rights framework, we ensure the availability of accessible grievance mechanisms to raise concerns about potential human rights violations. Our Integrity HelpLine and WebLine are available to our employees and third parties who want to raise any concerns and can be accessed anonymously in Ukrainian, Russian, and other languages.
Mondelēz International already publishes a robust annual HRDD Report. An independent third-party has been conducting end-to-end, full value chain human rights risk assessments annually since 2022. We have completed a separate annual human rights report regarding our diligence efforts and program since 2018, outlining what we have done to prevent, identify, and address human rights risks in our operations and supply chain. The findings of this third-
party, end-to-end value chain assessment of human rights have been published annually since 2022. The high-level summary of the third-party risk assessment in our 2024 Human Rights Report includes a discussion of scope, key rights-holders and the identified salient human rights risks and Mondelēz International actions, including in conflict affected and high-risk areas. We aim to address all human rights risks wherever they may arise along the value chain around the world.
We have scaled down our activities in Russia. There are no easy decisions, but like most other global food and beverage companies, we continue to provide food during these challenging times, focusing our operations in Russia on affordable, shelf-stable products that are daily staples for ordinary people. Suspending our full operations would mean cutting off part of the food supply for many families who have no say in the war and would also create great uncertainty for our colleagues and the farmers who depend on us. However, we have scaled down our activities, discontinued new capital investments, and suspended our advertising spending in Russia. As a result of these actions, in 2024, our
Russia business contributed just 2.9% of global revenues, which is approximately a 30% decrease from 2022.
We have invested in repairing and rebuilding our manufacturing facilities in Trostyanets and Vyshhorod in
Ukraine, which fully resumed operations in 2024. We have continued to increase our now $15 million commitment via the Mondelēz International Foundation to support Ukrainian people and refugees with cash and in-kind contributions. We are providing humanitarian aid in collaboration with the International Federation of Red Cross and
Red Crescent Societies, as well as Save the Children and other, more local non-governmental organizations (“NGOs”).
For example, we partnered with a local NGO, Blagomay, to provide clothes, shoes, and other necessities to more than
20,000 children deprived of parental care. We remain committed to our employees, suppliers, customers, and the local communities where we live and operate.(6)
In summary, Mondelēz International discloses robust standards and policies, compliance mechanisms, and reports outlining our continued commitment to respecting human rights, including information on our heightened Human Rights
Due Diligence in Russia and Ukraine, as well as on our operations in Russia and our humanitarian efforts in Ukraine.
The additional report sought in this proposal would not add to shareholders’ understanding of the issue and would be duplicative and unproductive.
(1)See Mondelēz International, Snacking Made Right 2023 Report (the “2023 Snacking Made Right Report”), p. 31, available at https://
www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
(2)Available at https://www.mondelezinternational.com/assets/About-Us/Human-Rights/MDLZ-HRDD-and-Modern-Slavery-Report-2023.pdf.
(3)Available at https://www.mondelezinternational.com/assets/PDFs/Mondelez-International-Human-Rights-Policy.pdf.
(4)Available at https://www.mondelezinternational.com/assets/PDFs/MDLZ_Code_of_Conduct_February_2025.pdf.
(5)See 2023 Snacking Made Right Report, p. 31.
(6)See 2023 Snacking Made Right Report, p. 65.
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

2025 PROXY STATEMENT | 125

ITEM 9. SHAREHOLDER PROPOSAL

REPORT ON RECYCLED CONTENT CLAIMS
Jan Dell, beneficial owner of at least $2,000 worth of the Company’s Common Stock held continuously for at least three years prior to November 13, 2024, is the proponent of the following shareholder proposal and has advised that she will present this proposal at the Annual Meeting.

WHEREAS: Plastic waste and pollution are increasingly important environmental, social, and public policy issues.
The United States Securities and Exchange Commission, California State Attorney General, public and private lawsuits, and media investigations are challenging the legitimacy of companies’ recyclability and recycled content claims related to plastic packaging.
The plastics industry is promoting a false “advanced recycling” (AR) solution to further promote the plastic recycling myth. Since AR processes are not effective, economic, or scalable, the use of mass balance accounting schemes and circular certificates were invented by industry to falsely label new plastic as having recycled content.
But AR and circular certificates are viewed by many as a plastics industry public relations stunt to deceive the public.
USEPA and the CA State AG have both publicly stated that mass balance circular certificates are deceptive to consumer and are not valid claims of recycled content, recyclability, or “circularity”:
•USEPA requires recycled content “by weight” in their Safer Choice Standard. USEPA stated “Allowing producers to advertise that a product contains “recycled content” based on the amount of recycled material purchased is deceptive” in April 2023 comments to the U.S. Federal Trade Commission.
•CA State AG: This lawsuit filed against ExxonMobil in September 2024 states that the ISCC certification scheme is actually a false and misleading marketing scheme, which misleads the public into believing that products made with “certified circular polymers” have significant environmental benefits or are made of plastic waste when in fact they likely contain little to no actual “advanced recycling” content. The lawsuit cites California law that prohibits pyrolysis processes from being claimed as recycling processes.
In September 2024. MONDELĒZ publicly announced the purchase of a significant amount (500 tons) of ISCC mass balance circular certificates to claim up to 50% content from advanced recycling in Triscuit packaging.
Financial investment to make this purchase is significant based on McKinsey’s estimated certificate cost of about
$2000/ton. But the pyrolysis process employed to create circular certificates produces far more fuel than new plastic and 50% recycled content is a deceptive claim because the maximum physical content achievable via pyrolysis is 2%.
MONDELĒZ has fiduciary and legal responsibility to shareholders to make sound corporate investments and not employ deceptive or allegedly illegal claims about “certified-circular” plastics.
BE IT RESOLVED: In the best interest of the company, shareholders request the board of directors issue a report by December 2025 including the factual basis for legitimacy of all recycled content claims made on plastic packaging. The report should be prepared at reasonable cost, omitting confidential information.
SUPPORTING STATEMENT: Proponents recommend the report be led by independent legal and technical experts who have no financial conflicts caused by working for the plastics or plastics recycling industry and include an assessment of the reputational, financial, and operational risks associated with continuing to make deceptive claims on recycled content of plastic products.

126 | 2025 PROXY STATEMENT

ITEM 9. SHAREHOLDER PROPOSAL Report on Recycled Content Claims
BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 9.
At Mondelēz International, we are committed to advancing our support for a more circular economy for packaging while also providing consumers with clear information to help increase recycling across the world. To help meet our ambition of promoting packaging waste collection and recycling, we seek to adapt to the dynamic and rapidly evolving global recycling landscape and emerging recycling technologies. We believe our current efforts are well-aligned with the proposal’s overarching objectives and appropriately designed to help support progress toward a more circular economy for our packaging where we continue to help reduce packaging waste while balancing risks for the Company. As such, we believe the requested report would not provide shareholders with additional meaningful information and would divert time and expenses from our current efforts and reporting without adding value for our shareholders.
All on-pack claims, including recycling claims, go through our established review processes. We have internal policies and measures in place designed to provide that on-pack claims are not misleading to consumers, have been substantiated in advance and comply with applicable laws and regulations. To facilitate compliance with our policies, we have established processes for review of marketing claims, including our on-pack recycling labels, by our legal, corporate and government affairs and regulatory functions, where relevant. We train our personnel on our policies and processes at the global, regional and local levels, and resources on claims substantiation are made available to personnel and updated from time to time as reasonably appropriate to account for changes in legal, business or other risk. As part of our review processes, we assess publicly available information and applicable policies on any existing or emerging technologies, including recycling technologies, before making any related on-pack claims. We also continue to evaluate label statements to make sure they are supported in view of state laws governing recycling information on product labels.
At Mondelēz International, we strive to improve the circularity of our packaging in compliance with the laws of the jurisdictions we operate within. Our more sustainable packaging strategy is designed to meet packaging regulations, cut waste, and help conserve natural resources, while maintaining our high standards for food safety and quality.
Our team of experts actively collaborates with a variety of leading organizations and coalitions to explore technical, end-of-life, and infrastructure solutions to help improve the circularity of our packaging. In 2023, we joined forces with
Amcor to invest in Licella, an Australian company with innovative advanced recycling technology that aims to recycle end of life plastic into a crude oil substitute suitable to be used to produce new food grade plastic packaging.(1)
Advanced recycling is an increasingly recognized group of technologies that help enable compliance with emerging packaging recycled content regulations, while helping reduce our use of virgin plastic.
We are also enhancing our packaging efforts by transitioning our portfolio with the aim of reducing packaging and introducing more sustainable alternatives. We aim to utilize newly available materials, such as recycled content for flexible films, which can help us decrease virgin plastic usage while maintaining our safety and quality standards.
Leveraging these technologies, we set our ambitions and report on our progress to reduce virgin plastic use by approximately 5% and virgin rigid plastic by approximately 25% from our 2020 levels.(2)
To help create a lasting positive impact on the world of packaging, we participate in and collaborate closely with many different organizations. This includes playing an active role in the United Nations Global Treaty for Plastic
Pollution via the Business Coalition, where we collaborate with other members to globalize regulation on reduction, circulation, and prevention of plastic pollution. Additionally, we work with various organizations globally to collaborate with our local market teams to help develop programs for more sustainable packaging that considers the local market environment. As part of our commitment to working in collaboration with others across the sector, in 2023, we became a
Founding Member of the Circular Action Alliance (U.S.).(3) In this Alliance, alongside 18 other Founding Members, we work together as producers to help improve systems consistent with meeting Extended Producer Responsibility obligations as a step forward in seeking a more circular pack economy.

2025 PROXY STATEMENT | 127

ITEM 9. SHAREHOLDER PROPOSAL Report on Recycled Content Claims
We also play an active role within various industry packaging associations aimed at improving key aspects of sustainable packaging and the circular economy for packaging around the globe, including:
•The Ellen MacArthur Foundation’s Global Commitment, a collaborative initiative that unites businesses, governments, and other international organizations aiming to transition to a circular economy for plastics.
•The Business Coalition for a Global Plastics Treaty, an international group of organizations supporting and shaping the development of the United Nations.
•The Recycling Partnership, a U.S. organization focused on improving recycling and driving measurable sustainability, as a member of the film and flexibles recycling coalition steering committee and the PET recycling coalition.
•CGF Plastic Waste Coalition of Action and the Ocean Plastics Leadership Network, helping to promote a credible and safe advanced recycling system.
A more extensive list of our packaging industry relationships is listed in our Snacking Made Right Report.(4)
In summary, we are working hard toward our long-term aim of advancing our support for a more circular economy for packaging. We have a number of ongoing efforts designed to help support our circular economy packaging ambition and help reduce packaging waste while complying with applicable laws and regulations of the jurisdictions in which we operate and balancing risks for the Company. Our marketing claims policies and practices are also designed to help ensure claims, including our on-pack labels, are substantiated and not misleading to consumers in accordance with applicable laws and regulations. Accordingly, we believe the requested report would not provide shareholders with additional meaningful information and that the requested report would divert time and expenses from our current efforts and reporting without adding value for our shareholders.
(1)See Mondelēz International, Snacking Made Right 2023 Report (the “2023 Snacking Made Right Report”), p. 35, available at https://
www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
(2)See 2023 Snacking Made Right Report, p. 36.
(3)See 2023 Snacking Made Right Report, p. 35.
(4)Available at https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2023/2023-MDLZ-Snacking-Made-Right-ESG-Report.pdf.
THE BOARD HAS CAREFULLY CONSIDERED THIS SHAREHOLDER PROPOSAL AND
RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

128 | 2025 PROXY STATEMENT

OTHER MATTERS THAT MAY BE
PRESENTED AT THE ANNUAL MEETING
Other than Items 1 through 9, we do not expect any matters to be presented for action at the Annual Meeting. The requirements for shareholders to properly submit proposals and nominations at the Annual Meeting were described in the proxy statement for the 2024 Annual Meeting of Shareholders. (They are similar to those described below under
“2026 Annual Meeting of Shareholders”). The Chair of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.
If any other matters properly come before the Annual Meeting, your proxy gives authority to the designated proxies to vote on such matters in accordance with their best judgment.

2025 PROXY STATEMENT | 129

FREQUENTLY ASKED QUESTIONS
ABOUT THE ANNUAL MEETING
AND VOTING

VOTING INSTRUCTIONS TO PROXIES
At the Annual Meeting, the individuals named as proxies on each shareholder’s Proxy Card will vote the shares represented by the Proxy Card FOR or AGAINST or ABSTAIN from voting with respect to each of the nominees listed in
Item 1 and with respect to Items 2, 3, 4, 5, 6, 7, 8 and 9 as indicated in the shareholder’s voting instructions. If a properly executed Proxy Card does not include voting instructions, proxies will vote FOR each of the director nominees listed in Item 1, FOR Items 2, 3 and 4 and AGAINST Items 5, 6, 7, 8 and 9, and in their discretion upon such other business as properly comes before the meeting.

ATTENDING AND VOTING AT THE ANNUAL MEETING
The Annual Meeting will be held virtually. All shareholders of record, as of March 12, 2025, may attend, vote and submit questions during the Annual Meeting by visiting www.proxydocs.com/MDLZ and using the control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”), Proxy Card or VIF. See Question 7 for
detailed voting information. Registration is required online at www.proxydocs.com/MDLZ  to attend the meeting.

GETTING INFORMATION AND ASKING QUESTIONS BEFORE AND DURING THE ANNUAL MEETING
On April 4, 2025, an online portal will be available to shareholders of record at www.proxydocs.com/MDLZ, where you can view and download our Proxy Materials and 2024 Form 10‑K and vote your shares. On the day of and during the
Annual Meeting, you can view our agenda and meeting procedures and submit questions at www.proxydocs.com/
MDLZ. Shareholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise questions of a more general nature. We intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the items being voted on by shareholders as time permits and in accordance with our meeting procedures. Answers to questions not addressed during the Annual
Meeting will be posted following the meeting on the investor relations section of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use the Company’s resources and address all shareholder questions, we will respond to no more than three questions from any single shareholder.

130 | 2025 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
1.When and where is the Annual Meeting?
The Board has determined we will hold a virtual Annual Meeting conducted via webcast. We will hold the Annual
Meeting at 9:00 a.m. CDT on May 21, 2025. Shareholders may attend, vote and submit questions by registering at
www.proxydocs.com/MDLZ and using the control number shown on your Notice, Proxy Card or VIF.
2.Who is entitled to vote at the Annual Meeting?
The Board established March 12, 2025, as the record date (the “Record Date”) for the Annual Meeting. Each shareholder (registered or beneficial) who held shares of Common Stock at the close of business on the Record Date is entitled to receive notice of the Annual Meeting, to attend the Annual Meeting and to vote on all matters that properly come before the Annual Meeting.
At the close of business on the Record Date, 1,295,535.043 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
3.Why did I receive these Proxy Materials?
You received these Proxy Materials because as of the Record Date you directly or indirectly held, and had the right to vote, shares of Common Stock. In connection with the Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing shareholders entitled to vote at the Annual Meeting with this Proxy Statement, the 2024 Form 10‑K and a Proxy Card or VIF. We are providing your Proxy Card or VIF in the form of a paper card or a unique control number that allows you to give your proxy voting instructions online or by phone. We refer to these materials collectively as the “Proxy Materials.” These materials provide important information about Mondelēz International and describe the voting procedures and the matters to be voted on at the Annual Meeting.
4.What is the difference between registered shareholders and beneficial shareholders?
Shareholders who hold Mondelēz International stock directly with our stock registrar and transfer agent, EQ
Shareowner Services, are registered shareholders. If you are a registered shareholder, the proxy distributors will send the Proxy Materials directly to you, and your vote instructs the proxies how to vote your shares.
Shareholders who hold stock indirectly through an account with an institutional or other nominee holder of stock, such as a broker or bank, are referred to as beneficial shareholders or shareholders “in street name.” If you are a beneficial shareholder, your broker, bank or other nominee delivers the Proxy Materials to you, and your vote instructs your nominee how to vote your shares; your nominee in turn instructs the proxies how to vote your shares.
If you hold your shares beneficially in an employee benefit plan, your shares are voted by the trustee of the plan per your instructions. If you do not give instructions, your shares will be voted in accordance with the plan’s governing documents and applicable law.
5.How is Mondelēz International distributing Proxy Materials?
We are furnishing Proxy Materials to our shareholders primarily via “Notice and Access” delivery. On or about April 4,
2025, we mailed to our shareholders (other than those who previously requested email or paper delivery) the Notice containing instructions on how to access the Proxy Materials electronically.
If you receive the Notice by mail, you will not receive a printed copy of the Proxy Materials. Instead, the Notice instructs you how to access the Proxy Materials and vote by going to a secure website. However, if you received the Notice by mail and would like to receive paper copies of the Proxy Materials in the mail on a one‑time or ongoing basis, or if you would like to receive an electronic copy of the Proxy Materials by email on a one‑time or ongoing basis, follow the instructions in the Notice for making such a request.
The Notice is not a Proxy Card. You cannot use it to vote your shares.

2025 PROXY STATEMENT | 131

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
6.How may I request printed copies of the Proxy Materials?
We will send printed paper copies of Proxy Materials, including the 2024 Form 10‑K, free of charge to any shareholder who requests copies in writing to: Investor Relations, Mondelēz International, Inc., 905 West
Fulton Market, Suite 200, Chicago, Illinois 60607.
Shareholders may also request copies of these materials using one of the following methods:
•By telephone: Call free of charge 1‑866‑648‑8133 in the United States and Canada.
•Via the Internet: Access the Internet and go to www.proxydocs.com/MDLZ and follow the instructions to log in and order copies. You can select from the following:
•your preference to receive (a) printed materials via mail or (b) an email with links to the electronic materials; and
•if you would like your election to apply to the delivery of materials for all future meetings.
•Via email: Please send a blank email to paper@investorelections.com with the control number that is printed on your Notice, Proxy Card or VIF.
These materials are also available at www.proxydocs.com/MDLZ.
7.How do I vote my shares?
If you are a registered shareholder:
you hold your shares in your own name as a holder of record with our transfer agent, EQ Shareowner Services; you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date and mail your proxy card in the enclosed, postage‑prepaid envelope.
In Person (Virtual)
You may also vote in person virtually by attending the meeting through www.proxydocs.com/MDLZ. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card. See “Virtual Annual Meeting” above following the Notice of
2025 Annual Meeting of Shareholders for further information.

If you are a beneficial shareholder:
you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank, or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting.  If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/MDLZ.  You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
8.I am a participant in the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit
Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit‑Sharing Plan or The
Molson Coors Employees Retirement & Savings Plan and have investments in the Mondelēz International
Stock Fund(s). Can I vote? If so, how do I vote?
Yes, you are entitled to vote. Your Proxy Card or control number for voting electronically includes all shares allocated to your Mondelēz International Stock Fund account(s). With regard to each plan in which you hold the stock, your vote directs the plan trustee how to vote the shares allocated to you.
In order to direct the plan trustee how to vote the shares held in your Mondelēz International Stock Fund account(s), you must vote these plan shares (whether by Internet, QR barcode, telephone or mailed Proxy Card) by 11:59 p.m.
EDT on May 16, 2025. If the trustee(s) does not receive your voting instructions or Proxy Card by that time, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which the trustee timely received voting instructions, unless doing so would be contrary to the Employee Retirement
Income Security Act of 1974. Please follow the instructions for registered shareholders described in Question 7 above to cast your vote. Note that although you may attend the Annual Meeting online, you may not vote shares held in your
Mondelēz International Stock Fund account(s) at the Annual Meeting.

132 | 2025 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
9.How do I vote if I participate in Mondelēz International’s Direct Purchase Plan?
If you hold shares in the Direct Purchase Plan, follow the instructions for registered shareholders described in Question
7 above to vote your shares. When you vote those shares, you will be voting all the shares you hold at our transfer agent as a registered shareholder. If you do not vote your shares, they will not be voted. PLEASE VOTE.
10.I hold CREST Depository Interests (“CDIs”) that represent entitlements to shares of Common Stock as a result of Mondelēz International’s acquisition of Cadbury in 2010. Can I vote the shares of Common Stock underlying my CDIs? If so, how do I vote?
Computershare Investor Services Plc (“Computershare”) will send all CREST Participants (including nominee companies and sponsored individuals) that hold CDIs a notice and Form of Proxy that allow these participants to vote prior to the Annual Meeting. If you hold your CDIs in CREST, you can vote the underlying shares by completing and sending the Form of Proxy to the Voting Agent, Computershare or via CREST as detailed on the Form of Proxy.
Computershare must receive your vote by 3:00 p.m. London time on May 16, 2025. Computershare will then notify the
Registrar of the vote for the underlying shares and your vote will be included in the final tally for the Annual Meeting. If you wish to attend the meeting and/or vote at the Annual Meeting, you must notify Computershare 48 hours prior to the
Annual Meeting in writing or email at csnditeam@computershare.co.uk to receive a pin number for the meeting.
If Computershare holds your CDIs on your behalf within Mondelēz International Corporate Sponsored Nominee
Service, Computershare, as the international nominee for your CDIs, will send you a notice and Form of Direction. You may direct Computershare how to vote your underlying shares online or by returning your Form of Direction according to the instructions in the notice and Form of Direction by 3:00 p.m. London time on May 15, 2025. Computershare will then arrange to vote your underlying shares according to your instructions. If you wish to attend or vote at the Annual
Meeting, please inform Computershare 48 hours prior to the meeting to receive a letter of representation with respect to your CDI holding that will contain the pin number that will enable you to attend, submit a question or vote your underlying shares at the Annual Meeting on Computershare’s behalf. You can notify Computershare by emailing them at csnditeam@computershare.co.uk or by calling the helpline on 0344 472 6005.
If another international nominee holds your CDIs on your behalf, your nominee may have its own arrangements in place to provide you with a separate notice of the Annual Meeting and proxy voting card with respect to your underlying shares. In that case, please follow your nominee’s voting instructions to direct your nominee how to vote your underlying shares. Please vote by the deadline stated on the nominee’s notice and proxy voting card.
If you hold CDIs and have questions about voting your shares of Common Stock underlying your CDIs, please contact
Computershare at +44 (0)344 472 6005.
11.May I change or revoke my vote?
Yes. If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by mailing a Proxy Card or via QR barcode, telephone or the Internet. You may also revoke an earlier vote by voting online at the Annual Meeting before the polls close. Alternatively, you may revoke your proxy by submitting a written revocation to the Corporate Secretary at Mondelēz International, Inc., 905 West Fulton Market,
Suite 200, Chicago, Illinois 60607.
If you are a beneficial shareholder, you must contact your broker, bank or other nominee for specific instructions on how to change or revoke your vote.

2025 PROXY STATEMENT | 133

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
12.What is the quorum requirement for the Annual Meeting?
We need a quorum of shareholders to validly hold the Annual Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is represented at the Annual Meeting, either online or by proxy.
Abstentions and broker non‑votes (described in Question 15 below) will be counted for the purpose of determining whether a quorum is present for the Annual Meeting.
13.What vote is needed to elect directors?
To be elected in an uncontested election, such as at this Annual Meeting, a director nominee must receive a majority of the votes cast — i.e., more votes FOR than AGAINST. Abstentions and broker non‑votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for these matters.
In an uncontested election, if an incumbent director nominated for re-election receives a greater number of votes
AGAINST than votes FOR, the director must tender a resignation to the Governance Committee for its consideration following certification of the election results. The Governance Committee then will recommend to the Board whether to accept the resignation. The director will continue to serve until the Board decides whether to accept the resignation but will not participate in the committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board considers all factors it deems relevant to the Company’s best interests and will publicly disclose its decision and rationale within 90 days after certification of the election results. If the Board does not accept the director’s resignation, the director will continue to serve until the next annual meeting of shareholders or until the director’s successor is duly elected and qualified.
14.What vote is needed to approve the other proposals?
Approval of each of Item 2 (Advisory Vote to Approve Executive Compensation), Item 3 (the Global Employee Stock
Purchase Matching Plan) and Item 4 (Ratification of the Selection of the Independent Registered Public Accountants)
and Items 5, 6, 7, 8 and 9 (Shareholder Proposals) also require a majority of votes cast — i.e., more votes FOR than
AGAINST. Abstentions and broker non‑votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for Items 2, 3, 5, 6, 7, 8 and 9. We do not expect that there will be any broker non‑votes with respect to Item 4.
15.What are broker non‑votes?
If you are a beneficial shareholder, your vote instructs your broker, bank or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank or other nominee, your nominee has discretion to vote your shares only on matters classified as “routine” under stock exchange rules. If you do not provide voting instructions to your broker or other nominee, your nominee may in some cases vote the shares in their discretion but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non‑vote” for the matters on which the broker does not vote. As a result, we urge you to direct your bank, broker, trustee or other nominee on how to vote your shares on all proposals to ensure that your vote is counted.
16.Who bears the cost of soliciting votes for the Annual Meeting?
The Company bears the cost of the Company’s solicitation of your vote. The Company’s directors, officers or employees may solicit proxies or votes in person, by telephone or by electronic communication. They will not receive any additional compensation for these solicitation activities.
The Company will enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual
Meeting from their customers (i.e., beneficial shareholders) and reimburse those firms for related out‑of‑pocket expenses. We retained Morrow Sodali LLC to aid in soliciting votes for the Annual Meeting for a fee not to exceed
$15,000, plus reasonable expenses.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING Frequently Asked Questions About the Annual Meeting and Voting
17.Two shareholders live at my address. Why did we only receive one set of Proxy Materials?
We have adopted procedures that allow us to deliver Proxy Materials more cost effectively. If you are a beneficial shareholder and you and other residents at your mailing address share the same last name and also own shares of
Common Stock in an account at the same broker, bank or other nominee, your nominee delivered a single Notice or set of Proxy Materials to your address, unless you provided contrary instructions. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. Shareholders participating in householding continue to receive separate proxy cards and control numbers for voting electronically.
A shareholder who received a single Notice or set of Proxy Materials at a shared address may request a separate copy of the Notice or Proxy Materials by calling free of charge 1‑866‑648‑8133 in the United States and Canada or sending and email to paper@investorelections.com, with the control number that is printed on your Notice, Proxy Card or VIF.
We will deliver promptly a separate copy of the Notice or Proxy Materials to a shareholder at a shared address to which a single copy was delivered, if requested. If you would like to opt out of householding for future deliveries of Proxy
Materials, please contact your broker, bank or other nominee.
Beneficial shareholders who share an address and receive multiple copies of the Proxy Materials but want to receive only a single copy of these materials in the future should contact their broker, bank or other nominee and make this request.
If you are a registered shareholder or hold your shares in an employee benefit plan, we sent you and each registered or plan shareholder at your address separate Notices or sets of Proxy Materials.
18.Are my votes confidential?
Yes. Your votes will not be disclosed to our directors, officers or employees except:
•as necessary to meet applicable legal requirements and to assert or defend claims for or against us;
•in the case of a contested proxy solicitation;
•if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or
•as necessary to allow the inspector of election to certify the results.
19.Who counts the votes and certifies the voting results?
Mediant, a BetaNXT Business, will receive and tabulate the proxies. Representatives of Mediant, a BetaNXT Business, will also act as the inspectors of election and will certify the results.
20.How do I find out the voting results?
We expect to announce preliminary voting results at the Annual Meeting. We will disclose final voting results in a
Current Report on Form 8‑K to be filed with the SEC on or before May 28, 2025. The Form 8‑K will be available at
http://ir.mondelezinternational.com/sec.cfm and on the SEC’s website at www.sec.gov.

2025 PROXY STATEMENT | 135

2026 ANNUAL MEETING OF
SHAREHOLDERS
We currently anticipate holding the 2026 Annual Meeting of Shareholders on approximately the same date as this year’s Annual Meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2026 ANNUAL MEETING
Shareholders should mail all nominations and proposals to the Corporate Secretary at Mondelēz International, Inc.,
905 West Fulton Market, Suite 200, Chicago, Illinois 60607.
You may obtain a copy of the By-Laws from the Corporate Secretary (please make a written request to the same address) or by visiting www.mondelezinternational.com/investors/corporate-governance.
Shareholder Director Candidates for Possible Inclusion in the Company’s 2026 Proxy Materials (“Proxy Access”)
The By-Laws provide for proxy access. One or more shareholders may nominate and include in the 2026 proxy materials director nominees provided that the shareholder(s) and the nominee(s) satisfy the terms, conditions and requirements specified in the By-Laws. The key parameters are:
•Minimum Ownership Threshold: the nominating shareholder(s) must own 3% or more of the outstanding
Common Stock;
•Ownership Duration: such Common Stock must have been held continuously for at least three years;
•Nominating Group Size: a nominating shareholder group cannot consist of more than 20 shareholders; and
•Number of Nominees: appropriate shareholders may nominate the greater of 20% of the Board or two nominees.
To be included in the proxy materials for the 2026 Annual Meeting of Shareholders, the Corporate Secretary must receive the required written notice and required information specified in the By-Laws on or before December 5, 2025.
Shareholder Proposals for Possible Inclusion in the Company’s 2026 Proxy Materials
Under SEC Rule 14a-8, a shareholder may submit a proposal for possible inclusion in the 2026 proxy materials for an annual meeting of shareholders. The Corporate Secretary must receive the proposal and other required information at our principal executive offices not later than 120 calendar days before the one-year anniversary date of the proxy statement’s release for the previous year’s annual meeting. Accordingly, to be considered for inclusion in the proxy materials for the 2026 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s submission of a proposal on or before the close of business on December 5, 2025.
Other Proposals and Nominations for the 2026 Annual Meeting
Under the By-Laws, a shareholder may nominate a candidate for election as a director or propose business for consideration at an annual meeting of shareholders (but, in either case, not for inclusion in the proxy materials) by delivering written notice that contains certain required information to the Corporate Secretary and otherwise complying with other requirements included in our By-Laws (which includes information required under Rule 14a-19). To be considered at the 2026 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s written notice of nomination or proposal between January 21, 2026, and February 20, 2026. If we change the date of an annual meeting by more than 30 days from the date of this year’s annual meeting, then we must receive this written notice no later than 60 days before the date of the annual meeting.
Laura Stein
Executive Vice President, Corporate & Legal Affairs,
General Counsel and Corporate Secretary

136 | 2025 PROXY STATEMENT

ANNEX A: FINANCIAL
MEASURES DEFINITIONS
We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating our performance. Therefore, we also base financial targets for our AIP and PSUs grants on non-GAAP and other financial measures. The chart below defines each measure and describes the adjustments to the related GAAP measure (if applicable), modifications to our non-
GAAP measures for purposes of our compensation targets and our reasons for using these measures. (See our 2024
Form 10-K for additional information on our non-GAAP financial measures and definitions of terms used in the
Definitions column below.)

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Organic Volume Growth (AIP)	Organic Volume is defined as volume excluding the impacts of: •acquisitions; •divestitures(1); and •short-term distributor agreements related to the sale of a business(2).		Reflects the volume growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Organic Net Revenue Growth (AIP and PSUs)
Organic Net Revenue is defined as net revenues (the
most comparable U.S. GAAP financial measure)
excluding the impacts of:
•acquisitions;
•divestitures(1);
•short-term distributor agreements related to the sale
of a business(2); and
•currency rate fluctuations (calculated based on prior
year rates)(3).
		Organic Net Revenue Growth: Defined as the year-over-year growth of Organic Net Revenue based on the definition of Organic Net Revenue used for each year of the three- year performance cycle.	Reflects the revenue growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Adjusted Gross Profit Growth (AIP)
Adjusted Gross Profit is defined as gross profit (the
most comparable U.S. GAAP financial measure)
excluding the impacts of:
•the Simplify to Grow Program(4);
•divestiture-related costs(5);
•acquisition integration costs(7);
•operating results from divestitures(1);
•operating results from short-term distributor
agreements related to the sale of a business(2);
•mark-to-market impacts from commodity, forecasted
currency, and equity method investment transaction
derivative contracts(10);
•inventory step-up charges(8);
•2017 malware incident net recoveries; and
•incremental costs due to the war in Ukraine.
		Adjusted Gross Profit Growth: Defined as the year-over-year constant currency growth of Adjusted Gross Profit calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

2025 PROXY STATEMENT | 137

ANNEX A: FINANCIAL MEASURES DEFINITIONS

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted Operating Income Growth (AIP)
Adjusted Operating Income is defined as operating
income (the most comparable U.S. GAAP financial
measure) excluding the impacts of:
•the Simplify to Grow Program(4);
•gains or losses (including non‑cash impairment
charges) on goodwill and intangible assets;
•divestiture(1) or acquisition gains or losses,
divestiture‑related costs(5), acquisition‑related
costs(6), and acquisition integration costs and
contingent consideration adjustments(7);
•inventory step‑up charges(8);
•operating results from divestitures(1);
•operating results from short‑term distributor
agreements related to the sale of a business(2);
•remeasurement of net monetary position(9);
•mark‑to‑market impacts from commodity, forecasted
currency, and equity method investment transaction
derivative contracts(10);
•impact from resolution of tax matters(11);
•2017 malware incident net recoveries;
•incremental costs due to the war in Ukraine(12);
•impact from the European Commission
legal matter(13);
•impact from pension participation changes(14); and
•operating costs from the ERP Systems
Implementation program(15).
		Adjusted Operating Income Growth: Defined as the year-over-year constant currency growth of Adjusted Operating Income calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

138 | 2025 PROXY STATEMENT

ANNEX A: FINANCIAL MEASURES DEFINITIONS

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted EPS Growth (PSUs)
Adjusted EPS is defined as diluted EPS attributable to
Mondelēz International from continuing operations (the
most comparable U.S. GAAP financial measure)
excluding the impacts net of the related income tax
effects of:
•the Simplify to Grow Program(4);
•gains or losses (including non‑cash impairment
charges) on goodwill and intangible assets;
•divestiture(1) or acquisition gains or losses,
divestiture‑related costs(5), acquisition‑related costs(6),
and acquisition integration costs and contingent
consideration adjustments(7);
•inventory step‑up charges(8);
•operating results from divestitures(1);
•operating results from short‑term distributor
agreements related to the sale of a business(2);
•remeasurement of net monetary position(9);
•mark‑to‑market impacts from commodity, forecasted
currency, and equity method investment transaction
derivative contracts(10);
•impact from resolution of tax matters(11);
•2017 malware incident net recoveries;
•incremental costs due to the war in Ukraine(12);
•impact from the European Commission
legal matter(13);
•impact from pension participation changes(14);
•operating costs from the ERP Systems
Implementation program (15);
•loss on debt extinguishment and related expenses;
•gains or losses on interest rate swaps no longer
designated as accounting cash flow hedges due to
changed financing and hedging plans;
•mark‑to‑market unrealized gains or losses
and realized gains or losses from
marketable securities(16);
•initial impacts from enacted tax law changes(17); and
•gains or losses on equity method
investment transactions(18).

Adjusted EPS Growth:
Defined as the year-over-
year constant currency
growth calculated at prior
year currency exchange
rates and based on the
definition of Adjusted EPS
used for each year of the
three-year performance
cycle.
Indicator of overall business trends and performance, based on what business leaders can control.

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Free Cash Flow (AIP)	Free Cash Flow is defined as Net Cash Provided By Operating Activities less capital expenditures.		Reflects financial liquidity, working capital efficiency and financial health.
(1)Divestitures include completed sales of businesses, exits of major product lines upon completion of a sale or licensing agreement, the partial or full sale of an equity method investment and changes from equity method investment accounting to accounting for marketable securities.
(2)In the fourth quarter of 2023, we began to exclude the operating results from short‑term distributor agreements that have been executed in conjunction with the sale of a business. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.
(3)Constant currency operating results are calculated by dividing or multiplying, as appropriate, the current‑period local currency operating results by the currency exchange rates used to translate the financial statements in the comparable prior year period to determine what the current‑period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior year period. Beginning in the first quarter of
2024, we also now include within our currency-related impacts a corresponding adjustment associated with the impact of extreme pricing in Argentina.
(4)Non‑GAAP adjustments related to the Simplify to Grow Program reflect costs incurred that relate to the objectives of our program to transform our supply chain network and organizational structure. Costs that do not meet the program objectives are not reflected in the non‑GAAP adjustments.

2025 PROXY STATEMENT | 139

ANNEX A: FINANCIAL MEASURES DEFINITIONS
(5)Divestiture‑related costs, which includes costs incurred in relation to the preparation and completion (including one‑time costs such as severance related to the elimination of stranded costs) of our divestitures as defined in footnote (1), also includes costs incurred associated with our publicly‑announced processes to sell businesses. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
(6)Acquisition‑related costs, which includes transaction costs such as third‑party advisor, investment banking and legal fees, also includes one‑time compensation expense related to the buyout of non‑vested ESOP shares and realized gains or losses from hedging activities associated with acquisition funds. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
(7)Acquisition integration costs and contingent consideration adjustments include one‑time costs related to the integration of acquisitions as well as any adjustments made to contingent compensation liabilities for earn‑outs related to acquisitions that do not relate to recurring employee compensation expense.
We exclude these items to better facilitate comparisons of our underlying operating performance across periods. Refer to Note 10, Financial Instruments -
Fair Value of Contingent Consideration, to the consolidated financial statements in our 2024 Form 10-K, for additional information.
(8)In the third quarter of 2022, we began to exclude the one‑time inventory step‑up charges associated with acquired companies related to the fair market valuation of the acquired inventory. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.
(9)In connection with our applying highly inflationary accounting (refer to Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements in our 2024 Form 10‑K), for Argentina (beginning in the third quarter of 2018) and Türkiye (beginning in the second quarter of 2022) and Egypt and Nigeria (beginning in the fourth quarter of 2024), we exclude the related remeasurement gains or losses related to remeasuring net monetary assets or liabilities denominated in the local currency to the U.S. dollar during the periods presented and the realized gains and losses from derivatives that mitigate the foreign currency volatility related to the remeasurement of the respective net monetary assets or liabilities during the periods presented.
(10)We exclude unrealized gains and losses (mark‑to‑market impacts) from outstanding commodity and forecasted currency and equity method investment transaction derivatives from our non‑GAAP earnings measures. The mark‑to‑market impacts of commodity and forecasted currency transaction derivatives are excluded until such time that the related exposures impact our operating results. Since we purchase commodity and forecasted currency transaction contracts to mitigate price volatility primarily for inventory requirements in future periods, we make this adjustment to remove the volatility of these future inventory purchases on current operating results to facilitate comparisons of our underlying operating performance across periods. We exclude equity method investment transaction derivative contract settlements as they represent protection of value for future divestitures.
(11)See Note 14, Commitments and Contingencies, to the consolidated financial statements in our 2022 Form 10‑K.
(12)In February 2022, Russia began a military invasion of Ukraine and we stopped our production and closed our facilities in Ukraine for a period of time due to damage incurred to our facilities during the invasion. We began to incur incremental costs directly related to the war including asset impairments, such as property and inventory losses, higher expected allowances for uncollectible accounts receivable and committed compensation. We have isolated and excluded these costs and related impacts as well as subsequent recoveries from our operating results to facilitate evaluation and comparisons of our ongoing results. Incremental costs related to increasing operations in other primarily European facilities are not included with these costs.
(13)In the fourth quarter of 2022, we began to exclude the impact from the European Commission legal matter. In November 2019, the European Commission informed us that it initiated an investigation into our alleged infringement of European Union competition law through certain practices allegedly restricting cross‑border trade within the European Economic Area. On January 28, 2021, the European Commission announced it had taken the next procedural step in its investigation and opened formal proceedings. As of December 31, 2022, we recorded an estimate of the possible cost to resolve this matter. We have cooperated with the investigation and reached a negotiated, resolution to this matter. We subsequently adjusted our accrual accordingly and fulfilled our payment obligation in August 2024. Due to the unique nature of this matter, we believe it to be infrequent and unusual and therefore exclude it to better facilitate comparisons of our underlying operating performance across periods. Refer to Note 14, Commitments and Contingencies, to the consolidated financial statements in our 2024 Form 10‑K, for additional information.
(14)The impact from pension participation changes represents the charges incurred when employee groups are withdrawn from multiemployer pension plans and other changes in employee group pension plan participation. We exclude these charges from our non-GAAP results because those amounts do not reflect our ongoing pension obligations. See Note 11, Benefit Plans, to the consolidated financial statements in our 2024 Form 10‑K, for more information on the multiemployer pension plan withdrawal.
(15)In July 2024, our Board of Directors approved funding of $1.2 billion for a multi-year systems transformation program to upgrade our global ERP and supply chain systems (the “ERP System Implementation”), which is comprised of both capital expenditures and operating expenses, of which a majority is expected to be operating expenses. The ERP System Implementation program will be implemented in several phases with spending occurring over the next five years, with expected completion by year-end 2028. The operating expenses associated with the ERP System Implementation represent incremental transformational costs above the normal ongoing level of spending on information technology to support operations. These expenses include third-party consulting fees, direct labor costs associated with the program, accelerated depreciation of our existing SAP financial systems and various other expenses, all associated with the implementation of our information technology upgrades. These operating expenses will be excluded from our non-GAAP financial measures as they are nonrecurring and excluding those costs will better facilitate comparisons of our underlying operating performance across periods.
(16)In the first quarter of 2023, we began to exclude mark‑to‑market unrealized gains or losses, as well as realized gains or losses, associated with our marketable securities from our non‑GAAP earnings measures. These marketable securities gains or losses are not indicative of underlying operations and are excluded to better facilitate comparisons of our underlying operating performance across periods.
(17)We have excluded the initial impacts from enacted tax law changes. Initial impacts include items such as the remeasurement of deferred tax balances and the transition tax from the 2017 U.S. tax reform. We exclude initial impacts from enacted tax law changes from our Adjusted EPS as they do not reflect our ongoing tax obligations under the enacted tax law changes.
(18)We exclude gains and losses on equity method transactions including impairments of our equity method investments. In addition, we also exclude from our non-GAAP financial measures any gains or losses realized on economic hedges on sales proceeds from our equity method investment transactions, which have been recorded in Interest and other expense, net. These items are not indicative of underlying operations and are excluded to better facilitate comparisons of our underlying operating performance across periods.

140 | 2025 PROXY STATEMENT

ANNEX A: FINANCIAL MEASURES DEFINITIONS GAAP to Non‑GAAP Reconciliations

GAAP TO NON‑GAAP RECONCILIATIONS

Net Revenues to Organic Net Revenue (In millions of U.S. dollars) (Unaudited)	Mondelēz International
For the Twelve Months Ended December 31, 2024
Reported (GAAP)	$36,441
Short‑term distributor agreements	(25)
Acquisitions(1)	(72)
Currency-related items	710
Organic (Non‑GAAP)	$37,054
For the Twelve Months Ended December 31, 2023
Reported (GAAP)	$36,016
Divestitures	(484)
Short-term distributor agreements	(22)
Organic (Non‑GAAP)	$35,510
% Change - Reported (GAAP)	1.2%
% Change - Organic (Non‑GAAP)	4.3%
(1)Refer to Note 2, Acquisitions and Divestitures, to the consolidated financial statements in the 2024 Form 10‑K for more information on the November 1, 2024 acquisition of Evirth and the October 1, 2023 sale of the developed market gum business.

Gross profit to Adjusted Gross Profit (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31,
	2024	2023	$ Change	% Change
Reported (GAAP)	$14,257	$13,764	$493	3.6%
Simplify to Grow Program(1)	30	9	21
Mark‑to‑market gains from derivatives(2)	(550)	(185)	(365)
Acquisition integration costs and contingent consideration adjustments(3)	12	25	(13)
Inventory step‑up(3)	3	—	3
Divestiture-related costs(3)	1	—	1
Operating results from divestitures(3)	—	(274)	274
Operating results from short‑term distributor agreements	(3)	(5)	2
Incremental costs due to war in Ukraine(4)	2	—	2
ERP Systems Implementation costs	14	—	14
Adjusted (Non‑GAAP)	$13,766	$13,334	$432	3.2%
Currency-related items	242	–	242
Adjusted @ Constant FX (Non‑GAAP)	$14,008	$13,334	$674	5.1%
(1)Refer to Note 8, Restructuring Program, to the consolidated financial statements in the 2024 Form 10‑K, for more information.
(2)Refer to Note 10, Financial Instruments, and Note 18, Segment Reporting, to the consolidated financial statements in the 2024 Form 10‑K, for more information on the unrealized gains and losses on commodity and forecasted currency transaction derivatives.
(3)Refer to Note 2, Acquisitions and Divestitures, to the consolidated financial statements in the 2024 Form 10‑K, for more information on acquisitions and divestitures.
(4)Refer to Note 1, Summary of Significant Accounting Policies – War in Ukraine, to the consolidated financial statements in the 2024 Form 10‑K, for more information.

2025 PROXY STATEMENT | 141

ANNEX A: FINANCIAL MEASURES DEFINITIONS GAAP to Non‑GAAP Reconciliations

Diluted EPS to Adjusted EPS(1) (Unaudited)	For the Twelve Months Ended December 31,
	2024	2023	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.42	$3.62	$(0.20)	(5.5%)
Simplify to Grow Program(1)	0.09	0.08	0.01
Intangible asset impairment charges(3)	0.08	0.01	0.07
Mark‑to‑market gains from derivatives(2)	(0.32)	(0.12)	(0.20)
Acquisition integration costs and contingent consideration adjustments(2)	(0.17)	0.14	(0.31)
Divestiture‑related costs(2)	—	0.04	(0.04)
Gain on divestitures(2)	—	(0.08)	0.08
Operating results from divestitures(2)	(0.07)	(0.17)	0.10
European Commission legal matter(4)	—	0.01	(0.01)
ERP Systems Implementation costs	0.04		0.04
Remeasurement of net monetary position(5)	0.02	0.07	(0.05)
Impact from pension participation changes(2)	0.01	0.01	—
Initial impacts from enacted tax law changes(6)	0.02	0.06	(0.04)
Gain on marketable securities(7)	—	(0.34)	0.34
Loss/(gain) on equity method investment transactions(7)	0.24	(0.25)	0.49
Adjusted EPS (Non‑GAAP)	$3.36	$3.08	$0.28	9.1%
Currency-related items	0.12	–	0.12
Adjusted EPS @ Constant FX (Non‑GAAP)	$3.48	$3.08	$0.40	13.0%
(1)Refer to the Non‑GAAP Financial Measures section appearing for additional information. The tax expense/(benefit) of each of the pre‑tax items excluded from our GAAP results was computed based on the facts and tax assumptions associated with each item, and such impacts have also been excluded from
Adjusted EPS.
•2024 taxes for the: Simplify to Grow Program were $(36) million, intangible asset impairment charges were $(40) million, mark‑to‑market gains from derivatives were $107 million, acquisition integration costs and contingent consideration adjustments were $89 million, operating results from divestitures were zero, ERP Systems Implementation costs were $(19) million, remeasurement of net monetary position were zero, impact from pension participation changes were $(3) million, initial impacts from enacted tax law changes were $24 million and loss on equity method investment transactions were
$4 million.
•2023 taxes for the: Simplify to Grow Program were $(26) million, intangible asset impairment charges were $(6) million, mark‑to‑market gains from derivatives were $21 million, acquisition integration costs and contingent consideration adjustments were $(60) million, divestiture‑related costs were
$(25) million, operating results from divestitures were $46 million, gain on divestitures were $(8) million, European Commission legal matter were $(24)
million, remeasurement of net monetary position were zero, impact from pension participation changes were $(3) million, initial impacts from enacted tax law changes were $83 million, gain on marketable securities were $133 million and gain on equity method investment transactions were $124 million.
(2)See the Gross Profit table and the related footnotes for more information.
(3)Refer to Note 6, Goodwill and Intangible Assets, to the consolidated financial statements in the 2024 Form 10‑K, for more information on trademark impairments.
(4)Refer to Note 14, Commitments and Contingencies, to the consolidated financial statement in the 2024 Form 10‑K, for more information.
(5)Refer to Note 1, Summary of Significant Accounting Policies – Currency Translation and Highly Inflationary Accounting, to the consolidated financial statements in the 2024 Form 10‑K, for more information on our application of highly inflationary accounting for Argentina, Turkey, Egypt and Nigeria.
(6)Refer to Note 16, Income Taxes, to the consolidated financial statements in the 2024 Form 10‑K, for more information.
(7)Refer to Note 7, Investments, to the consolidated financial statements in the 2024 Form 10‑K, for more information on gains on marketable securities and gains and losses on equity method investment transactions.

Net Cash Provided by Operating Activities to Free Cash Flow (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31, 2024
Net Cash Provided by Operating Activities (GAAP)	$4,910
Capital Expenditures	(1,387)
Free Cash Flow (Non‑GAAP)	$3,523

142 | 2025 PROXY STATEMENT

ANNEX B: MONDELĒZ INTERNATIONAL,
INC. GLOBAL EMPLOYEE STOCK
PURCHASE MATCHING PLAN
Effective [•], 2025, the Company established the Mondelēz International, Inc. Global Employee Stock Purchase
Matching Plan. The Company has determined that it is in its best interests to provide a program through which employees may acquire a proprietary interest in the Company through the purchase of Shares to enable employees to become long-term shareholders of the Company, support our employees’ financial growth by encouraging investment in our Share, provide an incentive in recruitment and retention, and align the interests of our employees with those of our shareholders. The Plan shall permit Participants to purchase Shares through payroll deductions or other methods of contributions and through a Company matching program. Participation in the Plan is entirely voluntary and neither the
Company nor any of its Members of the Group makes any recommendations to Participants as to whether they should participate in the Plan. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income
Security Act of 1974, as amended, nor qualify as an “employee stock purchase plan” under Section 423 of the Code.
1.Definitions
1.1General
Capitalized terms used herein without definition shall have the respective meanings set forth below:
“Account” means bookkeeping entry maintained by the Company or the Participating Company on behalf of each
Participant for the purpose of accounting for all Contributions and, if applicable, Matching Credits, credited to the
Participant pursuant to the Plan.
“Award” means a Purchase Right and a Matching Award, and “awarded” and similar terms will be understood accordingly where appropriate;
“Award Date” means the date on which a Matching Award is granted;
“Board” means the Board of Directors of the Company;
“Business Day” means a day on which the Nasdaq Global Select Market (or, if the Committee decides, any other stock exchange on which the Shares are listed) is open for the transaction of business;
“Change in Control” means the occurrence of any of the following events:
(i)Acquisition of 20% or more of the outstanding voting securities of the Company by another entity or group;
excluding, however, the following: (a) any acquisition by the Company or any Member of the Group; (b) any
acquisition by an employee benefit plan or related trust sponsored or maintained by any entity within the Group;
(c) any acquisition pursuant to a merger or consolidation described in subsection (iii) hereof; (d) or any acquisition directly from the Company;
(ii)During any consecutive 24-month period, persons who constitute the Board at the beginning of such period cease to constitute at least 50% of the Board; provided that each new Board member who is approved by a majority of the directors who began such 24-month period will be deemed to have been a member of the Board at the beginning of such 24-month period;
(iii)The consummation of a reorganization, merger, statutory share exchange or consolidation or other material transaction involving the Company or any Member of the Group; excluding, however, a transaction pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities entitled to vote generally in the election of directors (or similar persons) of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such transaction, of the outstanding voting securities of the Company; or

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ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
(iv)The consummation of a plan of complete liquidation of the Company or the sale or disposition of all or substantially all of the Company’s assets, other than a sale or disposition pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities entitled to vote generally in the election of directors (or similar persons)
of the entity purchasing or acquiring the Company’s assets in substantially the same proportions relative to each other as their ownership, immediately prior to such transaction, of the outstanding voting securities of the Company.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Committee” means the People and Compensation Committee of the Board, any successor or such other committee or subcommittee as may be designated by the Board to administer the Plan;
“Company” means Mondelēz International, Inc., a corporation organized under the laws of the Commonwealth of
Virginia, or any successor;
“Contribution” means a deduction taken through payroll (or other method of payment approved by the Committee)
from a Participant’s Eligible Compensation for the purposes of purchasing Shares;
“Dealing Restrictions” means any internal or external restrictions on dealings or transactions in securities including restrictions imposed by the Company’s “Insider Trading Policy,” applicable laws or the Nasdaq Global Select Market (or such other exchange on which the Shares may be listed from time to time);
“Dividend Equivalent” means a right to receive an additional amount, as set out in Section 9.3 hereof
(Dividend Equivalents);
“Eligible Employee” means any person who meets the requirements of Section 2.1 hereof (Eligible Employee);
“Eligible Compensation” means, unless the Committee provides otherwise in advance of an Offering, the amount of a
Participant’s regular salary or base pay, before deductions required by law and deductions authorized by the
Participant, including any elective deferrals under a plan qualified under Sections 125 or 401(a) of the Code or any non-
qualified deferred compensation plan. In the case of Participants primarily compensated on a commission basis,
“Eligible Compensation” may include commission earnings not to exceed the monthly amount specified by the
Committee in advance of an Offering. “Eligible Compensation” shall not include: wages paid for overtime, extended workweek schedules or any other form of extra compensation, payments made by a Member of the Group or any other entity for Social Security, workers’ compensation, unemployment compensation, disability payments or any other payment mandated by state or federal statute, or salary-related contributions made by a Member of the Group or any other entity for insurance, annuity or any other employee benefit. The Committee shall have the discretion to determine the manner of application of this definition outside the United States.
“Enrollment Window” means the period(s) in which Eligible Employees may elect to participate in an Offering;
“Evergreen Basis” means that Contributions will continue to be made and Purchase Rights will continue to be granted until further notice (although they may cease earlier pursuant to a provision of the Plan or the Subscription Agreement);
“Exercise Date” means the date on which the Shares will be purchased, which will generally be the last Business Day of the Offering Period, unless determined otherwise by the Committee.
“Forfeit” means, in relation to a Matching Award, the Participant losing the right to receive some or all of the Shares or cash comprised in the Award, and “Forfeited” will be understood accordingly;
“Fractional Entitlement” means a right under the Plan to receive an additional cash sum calculated in accordance with:
(i)Section 5.8 hereof (Fractional Entitlements (Purchased Shares and Matching Shares)) in respect of Purchased
Shares and Matching Shares;
(ii)Section 6.6 hereof (Fractional Entitlements (Matching Share Rights)) in respect of Matching Share Rights;

144 | 2025 PROXY STATEMENT

ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
“Group” means the Company and any company or corporation (including a subsidiary) or other affiliate in which the
Company beneficially owns (directly or indirectly) more than 50% of the outstanding voting stock or voting power, and
“Member of the Group” will be understood accordingly;
“Market Value” on any day means:
(i)where Shares are acquired on the open market, the average price paid per Share to acquire those Shares
(excluding any share transfer taxes and all fees and expenses incurred in connection with the purchase, unless the Committee decides otherwise), unless the Committee decides that an alternative definition of the market value of a Share should apply based on selling prices of a Share;
(ii)where Shares are not acquired on the open market, the closing price of a Share (unless determined otherwise by the Committee to be based on the opening, actual, high, low or average selling prices of a Share) reported on any established stock exchange or national market system including without limitation the Nasdaq Global Select
Market and the National Market System of the National Association of Securities Dealers, Inc. Automated
Quotation System on the applicable date (or, if there were no sales on such date, on the most recent date on which Shares were publicly traded before the applicable date); or
(iii)in the absence of an established market for the Shares, the fair market value of a Share as decided by the Committee;
“Matching Award” means (i) a Matching Share Right granted under the Plan in connection with Purchased Shares or (ii) a Matching Credit granted under the Plan in connection with Contributions and the resulting purchase of
Matching Shares;
“Matching Credit” means the amount the Committee decides under Section 6.7 hereof (Matching Credits) and that shall credited to the Participant’s Account for the purchase of Shares under the Plan.
“Matching Ratio” means the ratio the Committee decides under Section 6.8 hereof (Matching Ratio);
“Matching Share” means a Share purchased with Matching Credits.
“Matching Share Right” means a condition right to acquire Shares.
“Offering” mean an offer to participate in the Plan and acquire Shares by way of a grant of an Award.
“Offering Period” means the period specified by the Committee, in accordance with Section 5.2.3, during which a
Participant will make Contributions and the Contributions will be applied towards the purchase of Shares.
“Participant” means an Eligible Employee who has elected to participate in the Plan and has been granted a
Purchase Right or who is holding or has held an Award or, after death, that person’s personal representatives;
“Participating Company” means any Member of the Group designated by the Committee to participate in the Plan at the relevant time;
“Plan” means the plan constituted by the provisions set forth in this document, known as the Mondelēz International,
Inc. Global Employee Stock Purchase Matching Plan, as amended from time to time;
“Plan Shares” means Shares acquired by a Participant pursuant to the Plan:
(i)upon the exercise of a Purchase Right; and
(ii)as a consequence of the Vesting of a Matching Share Right or of Matching Shares;
“Purchased Shares” means Shares purchased by the Participant under the Plan pursuant to a Purchase Right;
“Purchase Right” means right to purchase Shares pursuant to the Plan during each Offering Period.
“Share” means a share of Class A Common Stock, no par value per share, of the Company;
“Subscription Agreement” means an agreement evidencing a Purchase Right and, if applicable, a Matching Award, in such form as the Committee determines from time to time;

2025 PROXY STATEMENT | 145

ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
“Tax-Related Items” means all national, federal, state or local taxes, including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related items related to the Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant, including any employer liability for which the Participant is liable pursuant to applicable laws or an agreement entered into under the Plan;
“Termination of Service” means ceasing to be employed within the Group or, if the Committee decides, the earlier point when notice to terminate any and all employment within the Group is given or received or active employment terminates (as determined in the sole discretion of the Committee);
“U.S.,” “U.S.A.” and/or “United States” means the United States of America.
“Vesting” means, in relation to a Matching Award, the Participant becoming entitled to the Shares subject to the
Award, and “Vested” and “Unvested” will be understood accordingly, and “Vesting Date” shall mean the date on which the Matching Award vests; and
“1934 Act” means the United States Securities Exchange Act of 1934, as amended from time to time.
1.2Interpretation
In the Plan, the singular includes the plural and the plural includes the singular. References to any statute or statutory requirement will be understood as references to that statute or requirement as amended and they include any subordinate legislation made under it.
2.Eligibility
2.1Eligible Employee
In order to be an Eligible Employee, a person must:
2.1.1be an employee of a Participating Company;
2.1.2meet any qualifying period imposed by virtue of Section 2.2 hereof (Qualifying Period);
2.1.3to the extent determined by the Committee, not be on a Company-sponsored long-term international assignment (as determined by the Committee);
2.1.4not be subject to the reporting requirements of Section 16(a) of the 1934 Act; and
2.1.5not be excluded by the Committee under Section 2.3 hereof (Committee Discretion).
For Awards of Purchase Rights and Matching Awards, these criteria must be met at the time of an Offering (and any later time the Committee decides, which may include the time a Contribution is made by the Participant and/or the
Exercise Date).
If these criteria are not met at the relevant date, then participation in the Plan will not be permitted, any Contributions taken will be returned to the Participant and Section 3.4 hereof (Administrative Errors) will apply to any Award that may be made in error.
2.2Qualifying Period
The Committee may require a person to have continuous employment with any Member of the Group or with one or more Participating Companies over a specified period in order to be an Eligible Employee.

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ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
2.3Committee Discretion
The Committee shall have the discretion to determine an individual’s status as an “Eligible Employee” in the case of any of the following, regardless of any subsequent reclassification as an employee by the Company or a Participating
Company, any governmental agency, or any court:
2.3.1any independent contractor;
2.3.2any consultant;
2.3.3any individual performing services for the Company or a Participating Company who has entered into an independent contractor or consultant agreement with the Company or a Participating Company;
2.3.4any individual performing services for the Company or a Participating Company under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Participating Company enters into for services;
2.3.5any individual classified by the Company or a Participating Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service;
2.3.6any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Participating Company; and
2.3.7any employee who is leased from or otherwise employed by a third party, including, for clarity, a professional employer organization.
The Committee shall have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.
The Committee will have the exclusive discretion to determine whether a person will or will not be an Eligible Employee, even if that person otherwise meets the requirements of Section 2.1 hereof (Eligible Employee).
3.Offerings
3.1Timing of Offering
An Offering may be made at any time, subject to Dealing Restrictions.
3.2Award Type
In connection with each Offering, the Committee may award:
3.2.1a Purchase Right; and
3.2.2if Purchase Right is awarded, Matching Awards.
3.3Timing of Awards
Awards may be made at any time, subject to Dealing Restrictions.
No Offerings may commence after the termination of the Plan.
3.4Administrative Errors
Unless the Committee decides otherwise, if the Committee makes an Award:
3.4.1in error:
(i)it will be deemed never to have been granted and/or will immediately be Forfeited; or
(ii)in the case of Purchased Shares, the relevant Shares will immediately be Forfeited and any associated Contributions returned to the Participant; and/or
3.4.2that is inconsistent with any provisions in the Plan:
(i)it will take effect only to the extent permissible under the Plan, and will otherwise be deemed never to have been granted and/or will immediately be Forfeited; or

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ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
(ii)in the case of a Purchase Right, it will immediately be Forfeited in respect of the relevant Shares and any associated Contributions returned to the Participant.
3.5Captive Broker
To the extent determined by the Committee, the Plan Shares will be held by the Company’s stock plan broker determined by the Company at all times prior to the sale or disposition of the Shares by the Participant.
4.Plan Limit
The aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 5,000,000 Shares, subject to adjustment pursuant to Section 15 hereof (Variations in Share Capital).
5.Purchased Shares and Matching Shares
5.1Offerings
Eligible Employees may be selected by the Committee to participate in an Offering through an Award of Purchase
Rights during an Enrollment Window.
5.2Terms of Offerings and Purchase Rights
Offerings and Purchase Rights are subject to the provisions of the Plan.
The Committee will approve the terms of an Offering and on which a Purchase Right will be awarded, which will be communicated to the relevant Eligible Employees, including:
5.2.1the basis on which Contributions and Purchase Rights will be made under Section 5.4 hereof (Basis of Participation);
5.2.2the duration and timing of the relevant Enrollment Window(s);
5.2.3the duration of the Offering Period;
5.2.4details about the number and frequency of Contributions to be made;
5.2.5the date on which Contributions will start;
5.2.6subject to any local laws around minimum pay, the maximum and minimum Contribution limits, which may be expressed as applying to each Contribution or as a monthly or annual amount, or on such other basis as the Committee decides, provided however, that no Participant may make Contributions in excess of USD $50,000 annually and that no Participant may make Contributions in excess of 25% of their base salary/wages during an Offering Period;
5.2.7any limit on the number of Shares may be purchased in accordance with Section 5.5 hereof (Limit on
Purchased Shares);
5.2.8the expected Exercise Date(s) of a Purchase Right or the basis on which those Exercise Date(s) will be determined;
5.2.9the purchase price of a Share (which shall be at the Market Value); and
5.2.10whether the Participant may be required to enter into any election for a particular tax treatment in respect of an Award and/or any Shares and any consequences of failing to make it.
5.3Enrollment Election
Eligible Employees electing to participate will, during an Enrollment Window:
5.3.1enter into a Subscription Agreement;
5.3.2specify the amount of their Contribution(s), which may be expressed by reference to each Contribution or as a monthly or annual amount, or on such other basis as the Committee decides;
5.3.3authorize Contributions to be deducted through payroll from their Eligible Compensation (or agree to another method of payment approved by the Committee);
5.3.4consent to the maximum and minimum Contribution limits as they apply from time to time; and
5.3.5accept the terms applicable to their Purchase Rights and the Plan.

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ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
5.4Basis of Participation
Offerings may be made on an Evergreen Basis, for a set period or as a one-off, as decided by the Committee.
5.5Limit on Purchase of Shares
The Committee may limit the number of Shares that may be purchased in connection with any Offering.
If elections to participate in the Plan exceed the limit, or it becomes clear once Contributions have been made that the limit will be exceeded, the number of Shares that each Participant may purchase will be proportionately reduced. Each
Participant will be notified of the change, each election and Subscription Agreement will be deemed to be modified or withdrawn accordingly and any excess Contributions already made will be returned to the Participant.
5.6Holding Contributions and Matching Credits
Unless otherwise required by applicable law, Contributions and Matching Credits will be held in the Participant’s
Account on behalf of each Participant for purposes of accounting for all Participant Contributions, and if applicable,
Matching Credits, credited to the Participant pursuant to the Plan until they are used to purchase Shares on the
Participant’s behalf or, if the Committee decides or the Plan requires, until they are returned to the Participant.
5.7Purchase of Shares
For each Exercise Date, the Committee will arrange for the aggregate amount of Contributions made by the
Participants, and if applicable, Matching Credits to be applied in purchasing Shares on behalf of Participants.
The number of Shares that will be purchased on behalf of each Participant will be determined by reference to that
Participant’s Contributions, and if applicable, Matching Credits, and the Market Value of a Share on the Exercise Date.
5.8Fractional Entitlements (Purchased Shares and Matching Shares)
If the Committee so decides in connection with an Offering, if on the Exercise Date, there is a remaining balance of a
Participant’s Contributions and Matching Credits that is insufficient to acquire a whole Share, the Participant will acquire a right to a Fractional Entitlement in exchange for that remaining amount. Otherwise, the remaining balance will be carried forward to the next subsequent Offering Period, unless the Committee decides otherwise.
A Fractional Entitlement for a Purchased Share or Matching Share will be calculated as the fraction of a Share that the
Participant would be entitled to receive for the value of the remaining balance. Any Fractional Entitlements may be paid in cash or in such whole number of Shares (rounded down) with a Market Value at the time of payment as nearly as practicable equal to the Fractional Entitlements.
The terms of the Plan will apply to a Fractional Entitlement obtained in accordance with this Section 5.8 (Fractional
Entitlements (Purchased Shares and Matching Shares)) as if they were a “Purchased Share” or “Matching Share,” as applicable (and interpreted accordingly), save that, unless and until it becomes a whole Share, the Participant will have no right to vote in respect of it.
5.9Unused Contributions
Any unused Contributions that have not been used to acquire a Purchased Share, Matching Share or a Fractional
Entitlement, if applicable, will be retained by the Company and added to the Participant’s next Contribution, unless the
Committee decides otherwise.
5.10Changes to Contributions
Participants will not be permitted to change the rate of their Contributions unless the Committee decides otherwise.
If permitted, any change will only take effect:
5.10.1if it is within the applicable Contribution limits set by the Committee; and
5.10.2subject to the terms and from the time specified by the Committee.

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ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
5.11Stopping Contributions – Company Authority
The Committee may, at any time, decide that Contributions will stop and will give notice to affected Participants. The notice will take effect as soon as administratively practicable after being sent or on the date specified in the notice.
Contributions already made prior to the notice taking effect will be used to purchase Shares on the next expected
Exercise Date, unless the Committee decides otherwise.
Missed Contributions may not be made up, unless the Committee decides otherwise.
5.12Stopping Contributions – Participant Authority
A Participant may, at any time, stop making further Contributions by giving notice to the Company. The notice will take effect as soon as administratively practicable following receipt or, if the Committee decides, on a later date specified in the notice. Unless the Committee decides otherwise, once the notice takes effect:
5.12.1Contributions will stop and the Participant cannot make any further Contributions, or restart
Contributions, under their current Subscription Agreement;
5.12.2any Contributions already made prior to the notice taking effect will be used to purchase Shares on the next expected Exercise Date; and
5.12.3aside from any final purchase under Section 5.12.2, no further Shares may be purchased under a
Participant’s current Subscription Agreement.
Missed Contributions may not be made up unless the Committee decides otherwise.
In order to re-initiate participation in the Plan after giving notice to cease Contributions, the Participant will be required to re-enroll in the Plan during an Enrollment Window in accordance with Section 5.3 hereof.
5.13Contributions in Error
If the amount of any Contribution made is in error, any Member of the Group may take such action as the Committee directs to correct the error.
6.Matching Awards
6.1Eligibility
Eligible Employees participating in an Offering and who purchase Shares may also be selected to be granted one or more Matching Awards linked to the Purchase Right. The terms of the Offering will specify if Matching Awards are to be granted.
6.2Terms of Matching Awards
Matching Awards are subject to the provisions of the Plan.
The Committee will approve the terms of Matching Awards, which will be communicated to the relevant Eligible
Employees, including:
6.2.1the Award Date;
6.2.2if the Matching Award is in the form of a Matching Credit, the Matching Credit;
6.2.3if the Matching Award is in the form of a Matching Share Right, the Matching Ratio;
6.2.4the number of Matching Awards that will be granted, if required under Section 6.4 hereof (Basis of
Matching Awards);
6.2.5the Vesting Date, if applicable;
6.2.6if the Matching Award carries the right to Dividend Equivalents, that Dividend Equivalents will apply; and
6.2.7whether the Participant may be required to enter into any election for a particular tax treatment in respect of their Matching Award and/or any Shares and any consequences of failing to make it.

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6.3Elections
Eligible Employees who are eligible for Matching Awards will, during an Enrollment Window, in addition to satisfying the requirements of the related Purchase Right:
6.3.1consent to the Matching Ratio or Matching Credit, as either may apply from time to time; and
6.3.2accept the terms applicable to their Matching Awards.
6.4Basis of Matching Awards
Where an Offering specifies that Matching Awards will be granted, they will be granted in respect of the Purchased
Shares, for Matching Awards in the form of Matching Shares, or Contributions, for Matching Awards in the form of
Matching Credits under that Subscription Agreement, unless the Committee decides otherwise and specifies in the
Subscription Agreement.
6.5Grant of Matching Awards
The Committee will grant Matching Awards on the same day as the Exercise Date, or prior to the Exercise Date, if the Matching Award is in the form of Matching Credits, for the related Purchase Right, unless the Committee decides otherwise.
If the Matching Award is in the form of a Matching Shares, the Matching Ratio will be applied to the number of
Purchased Shares issued to a Participant upon the exercise of a Purchase Right on an Exercise Date to calculate the number of Shares subject to a Matching Award.
If the Matching Award is in the form of a Matching Credit, the Matching Credit will be applied to the Account prior to the exercise of the Purchase Right to calculate the Shares that will be purchased under a Matching Award.
6.6Fractional Entitlements (Matching Share Rights)
If the Committee so decides in connection with an Offering, if on the Award Date in connection with a Matching Award in the form of a Matching Share Right, the application of the Matching Ratio would result in a Matching Award of a fraction of a Share, the fraction will instead be awarded as a Fractional Entitlement. Otherwise, the Committee will determine how a Matching Award resulting in a fraction of a Share will be treated.
A Fractional Entitlement for a Matching Award will be calculated as the fraction of a Share that the Participant would be entitled to receive on the basis of the application of the Matching Ratio. Any Fractional Entitlements may be paid in cash or in such whole number of Shares (rounded down) with a Market Value at Vesting as nearly as practicable equal to the Fractional Entitlements.
The terms of the Plan will apply to a Fractional Entitlement obtained in accordance with this Section 6.6 (Fractional
Entitlements (Matching Share Rights)) as if it were a Share subject to the relevant Matching Award (and interpreted accordingly).
6.7Matching Credit
For Matching Awards in the form of Matching Credits, the Matching Credit amount will be determined by the Committee in connection with an Offering, provided that it shall not exceed 25% of a Participant’s Contribution.
6.8Matching Ratio
For Matching Awards in the form of Matching Share Rights, the Matching Ratio will be determined by the Committee in connection with an Offering, provided that that it shall not exceed 25%.
The Committee may alter the Matching Credit amount and the Matching Ratio that applies to Matching Awards at any time, subject to the maximum limits specified above.
The Committee must give notice of any change to all affected Participants as soon as practicable (and, in any event, before Matching Awards are granted under the varied terms).

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6.9No Payment
A Participant is not required to pay for the grant of a Matching Award.
6.10Transfer or Sale of Related Purchased Shares
If, before Vesting, a Participant directs the Company to transfer, sell or otherwise dispose of any Purchased Shares relating to their Matching Award, the Matching Award or Matching Shares, as applicable, will be Forfeited in proportion to the number of Purchased Shares transferred, sold or disposed of, unless the Committee decides otherwise.
7.Operating the Plan on an Evergreen Basis or for a Specified Period
7.1Changes to Awards or Terms
Where Awards are being operated on an Evergreen Basis or over a specified period (as opposed to a one-off), the
Committee may change any term applicable to a Participant’s future Awards and/or future participation, including in relation to minimum or maximum Contribution limits, subject to the maximum Contribution limit specified in Section
5.2.6 hereof, and the Matching Ratio that will apply. The Committee must give notice of any such change to a
Participant before an Award is made under the varied terms.
If the change relates to the Contribution limits that will apply, any Contribution still to be made that would be greater than the new maximum or less than the new minimum will be deemed to be modified accordingly in order to fit within the new limits.
The Committee may make such a change prior to an Enrollment Window, or at any other time it decides.
7.2Cancelling or Curtailing the Operation of the Plan
The Committee may decide, at any time, to cancel the operation of Awards on an Evergreen Basis or to curtail the specified period over which the Awards were intended to run, which will mean that no new Awards will be made based on prior Participant elections. The Committee will notify all affected Participants as soon as practicable.
The Committee’s decision will not affect subsisting Awards.
8.Vesting of Matching Awards
8.1Timing of Vesting
Matching Awards will Vest at such times as the Committee determines in connection with an Offering.
9.Settlement of Matching Share Rights
9.1Cash Alternative
The Committee may choose (whether at the time of grant or any other time before settlement) to settle any Matching
Award in the form of a Matching Share Right partly or fully in cash. The Participant will have no right to acquire the
Shares in respect of which the Award has been settled in cash.
9.2Delivery of Shares or Cash
If a Matching Award Vests, the Company will arrange for the issuance of Shares and/or cash as soon as practicable after Vesting (and if in the form of Matching Shares, release of transfer restrictions), ), and no later than the 15th day of the third month following the end of the year the Matching Award Vests to the extent necessary for the Matching Award to be exempt from or comply with Section 409A of the Code.
9.3Dividend Equivalents
Where an Award includes Dividend Equivalents, the Participant will receive, for Matching Awards in the form of
Matching Share Rights, an amount equal to the dividends, the record date for which falls between the Award Date and the date the Matching Award is settled, multiplied by the number of Shares in respect of which the Matching
Award Vests.

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Dividend Equivalents will be calculated on such basis as the Committee decides. Special dividends will not be included, unless the Committee decides otherwise.
Any Dividend Equivalents may be paid in cash, or in such whole number of Shares (rounded down) with a Market Value at Vesting that is closest to that amount. Dividend Equivalents will be paid on the same date and the same terms as the related Award.
10.Plan Shares
10.1Shareholder Rights
Participants will only be entitled to rights attaching to Shares from the date the Shares issued to them and the Shares are recorded in the books of the Company (or agent).
10.2Withdrawing Plan Shares
The Participant may sell their Plan Shares at any time, subject to Dealing Restrictions and the terms of the Participant’s
Subscription Agreement (or similar document).
11.Changes in Eligibility
11.1Becoming a Section 16 Officer
If a Participant remains employed by a Member of the Group but becomes subject to the reporting requirements of
Section 16(a) of the 1934 Act:
11.1.1the Participant’s Contributions will stop as soon as administratively practicable and, once stopped, the
Participant will not be entitled to make any further Contributions under the Participant’s current
Subscription Agreement;
11.1.2any Contributions already made will be used to purchase Shares on the next expected Exercise Date;
11.1.3aside from any final purchase under Section 11.1.2, no further Shares may be purchased under the
Participant’s current Subscription Agreement;
11.1.4if there is a final purchase under Section 11.1.2, a final Matching Award may be granted in respect of the
Purchased Shares issued to the Participant on the final Exercise Date;
11.1.5all of the Participant’s Unvested Matching Awards (including any Matching Award granted under
Section 11.1.4) will immediately be Forfeited; and
11.1.6any dividends payable on the Participant’s Plan Shares after they become subject to the reporting requirements of Section 16(a) of the 1934 Act will be paid in cash, in each case unless and to the extent the Committee decides otherwise (in which case the Committee will decide the terms that will apply).
11.2Commencing Unpaid Leave
The Committee may establish provisions and/or policies that will apply to Participant who take a leave of absence.
12.Transfers and Assignments
The Committee may establish provisions and or policies that will apply upon a Participant’s transfer of employment
(internationally or domestically) to another Member of the Group or upon a Participant’s Company-sponsored international assignment to another Member of the Group.
13.Termination of Service
13.1Impact of Termination of Service
Upon a Participant’s Termination of Service:
13.1.1the Participant’s Contributions will stop as soon as administratively practicable and, once stopped, the
Participant will not be entitled to make any further Contributions;

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13.1.2any Contributions already made will be used to purchase Shares on the next expected Exercise Date;
13.1.3aside from any final purchase under Section 13.1.2 hereof, no further Shares may be purchased under the Plan;
13.1.4if there is a final purchase under Section 13.1.2 hereof, a final Matching Award may be granted in respect of the Purchased Shares to be purchased upon the final Exercise Date;
13.1.5all of the Participant’s Unvested Matching Awards (including any Matching Award granted under
Section 13.1.4 hereof) will immediately be Forfeited; and
13.1.6any dividends payable on the Participant’s Plan Shares after the Participant’s Termination of Service will be paid in cash,
in each case unless and to the extent the Committee decides otherwise (in which case the Committee will decide the terms that will apply).
14.Change in Control
14.1Vesting of Matching Awards
If there is a Change in Control, then, unless the Committee decides otherwise, Matching Awards will Vest on such date as the Committee decides.
14.2Assumption or Exchange of Matching Awards
If there is a Change in Control, the Committee may, with the consent of the surviving entity where relevant, decide that:
14.2.1Matching Awards will not be Vested under Section 14.1 hereof (Vesting of Matching Awards), but will instead be assumed by the surviving entity or exchanged for new awards; or
14.2.2Participants will be entitled to choose, within a period decided by the Committee, whether their Matching
Awards will be assumed or exchanged for new awards.
If there is to be an assumption or exchange, the Committee will decide when it will take place. The terms of any assumed award may be amended, and any new award will be granted, so that it is on such terms and over such shares
(or other type of securities) as the Committee may decide, with the consent of the surviving entity, where relevant.
Unless the Committee decides otherwise, any assumed or new award will be governed by the Plan as if references to a
Matching Award (as applicable) are references to the assumed or new award, references to Shares are references to the shares (or other securities) subject to the assumed award or over which the new award is granted and references to the Company are to the surviving entity, or such company as the Committee decides, and the Plan will be interpreted accordingly.
14.3Involuntary Termination Following Assumption or Exchange
This provision applies if a Matching Award is assumed or exchanged in accordance with Section 14.2 (Assumption or
Exchange of Matching Awards) in connection with a Change in Control.
If the Participant’s employment within the Group is involuntarily terminated other than for cause within one year after the effective date of the Change in Control, then Section 13 hereof (Termination of Service) will apply, except that all the
Participant’s Unvested Matching Awards (including any final Matching Award granted after Termination of Service in connection with a final purchase) will continue under the terms of the Plan and Vesting either in accordance with their original timetable or at an earlier time as determined by the Committee.
14.4Impact on Plan Shares
If there is a Change in Control:
14.4.1Participants will have the same rights in relation to their Plan Shares as other holders of Shares;
14.4.2any consideration, shares, rights or other securities allotted in relation to or in exchange for any Plan
Shares will be treated as if they were awarded to the Participant on the date those Plan Shares were originally awarded to the Participant and the terms of the Plan will apply to that consideration or those shares, rights or other securities as if they were Plan Shares, unless the Committee decides otherwise.

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14.5Impact on Fractional Entitlements
The Committee will decide how Fractional Entitlements will be dealt with if there is a Change in Control.
14.6.Impact on Contributions
The Committee will decide whether or not Contributions will continue if a Change in Control occurs.
15.Variations in Share Capital
15.1Adjustment of Matching
In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee will make such adjustments to the Plan and Matching Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.
Action by the Committee may include:
15.1.1adjustment of the number and kind of shares that may be delivered under the Plan;
15.1.2adjustment of the number and kind of shares subject to outstanding Matching Awards; and
15.1.3adjustments to the purchase price of the Shares;
15.1.4any other adjustments that the Committee determines to be equitable.
The Committee shall not make any adjustments to outstanding Matching Awards that would constitute a modification or substitution of the stock right under United States Treasury Regulation Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for the purposes of Section 409A of the Code.
15.2General Discretion
Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of Shares, or any transaction described in this Section 15 (Variations in Share Capital)), the Committee may, in its sole discretion, provide that:
15.2.1Matching Awards will immediately Vest; and/or
15.2.2Matching Awards will be assumed by another party to a transaction or otherwise be exchanged for a new award in connection with such transaction, in which case the Committee will determine the terms that will apply.
16.Taxes
16.1Tax Withholding
In connection with any relevant taxable or tax withholding event, as applicable, the Participant will make adequate arrangements satisfactory to the Company and/or the Participant’s employer (or former employer, as applicable) to satisfy all Tax-Related Items.
In this regard, the Company and/or the Participant’s employer (or former employer, as applicable), or their respective agents, at their discretion, may satisfy any applicable withholding obligations or rights with regard to all Tax-Related
Items by one or a combination of the following:
16.1.1Require the Participant to make a payment in a form acceptable to the Company;
16.1.2Withhold from the Participant’s wages or other cash compensation payable to the Participant;
16.1.3Withhold from proceeds of the sale of Shares acquired upon exercise or settlement of the Award either through a voluntary sale or through a mandatory sale arranged by the Company on the
Participant’s behalf;
16.1.4Withhold in Shares to be issued upon exercise or settlement of the Award; or
16.1.5Any other method of withholding determined by the Company and to the extent required by applicable law or the Plan, approved by the Committee.

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17.Terms of Employment
17.1Application
This Section 17 (Terms of Employment) applies during an employee’s employment and after the termination of an employee’s employment, whether or not the termination is lawful.
17.2.Not Part of Employment Contract
Nothing in the provisions of the Plan or the operation of the Plan forms part of an employee’s contract of employment or alters it. The rights and obligations arising from the employment or former employment relationship between the employee and the relevant Member of the Group are separate from, and are not affected by, the Plan. Participation in the Plan does not create any right to, or expectation of, employment (continued or otherwise).
17.3No Future Expectation
No employee has a right to participate in the Plan. Participation in the Plan or the grant of an Award on a particular basis in any year does not create any right to or expectation of participation in the Plan or the grant of an Award on the same, or any other, basis (or at all) in the future.
17.4Decisions and Discretion
The terms of the Plan do not entitle the employee to the exercise of any discretion in the employee’s favor. The employee will have no claim or right of action in respect of any decision, omission or discretion that may operate to the disadvantage of the employee.
17.5No Compensation
No employee has any right to compensation or damages for any loss (actual or potential) in relation to the Plan, including any loss in relation to:
17.5.1any loss or reduction of rights or expectations under the Plan in any circumstances (including lawful or unlawful termination of employment);
17.5.2any exercise of a discretion or a decision taken in relation to an Award or to the Plan, or any failure or delay to exercise a discretion or take a decision; and
17.5.3the operation, suspension, termination or amendment of the Plan.
17.6Waiver
By participating in the Plan, an Eligible Employee agrees to waive all rights that might otherwise arise under the Plan, other than the right to acquire Shares or cash (as appropriate) subject to and in accordance with the explicit provisions of the Plan, in consideration for and as a condition of participation in the Plan.
18.General
18.1Consents and Filings
All allotments, issues and transfers of Shares or cash payments will be subject to the Company’s articles of incorporation and any necessary consents or filings required in any relevant jurisdiction. The Participant will be responsible for complying with any requirements needed in order to obtain, or to avoid the necessity for, any such consents or filings. The Company will not be required to issue or transfer any Shares or deliver any certificates for
Shares or any cash under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company will in no event be obligated to register any securities pursuant to the United States Securities
Act of 1933, as amended from time to time, or applicable state or foreign law or to take any other action in order to cause the issue or transfer of any shares or delivery of certificates to comply with any law, regulation or requirement.

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18.2Source of Shares
Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market and may be subject to restrictions deemed appropriate by the Committee.
18.3Listing
If, and for as long as the Shares are listed on the Nasdaq Global Select Market (or, if the Committee decides, any other stock exchange on which the Shares are listed), the Company will apply as soon as practicable for the listing and admission to trading on such exchange of any Shares issued in connection with the Plan.
18.4Dealing Restrictions
Each person will have regard to Dealing Restrictions when operating, interpreting, administering, participating in and/or taking any other action in relation to the Plan.
The Committee may suspend the operation of the Plan in any way it sees fit, including delaying the issuance of any
Shares, if, in its discretion, it determines that Dealing Restrictions apply that would otherwise prohibit the operation of the Plan.
18.5Notices
Any notice or other communication required under the Plan will be given in writing, which may include electronic means.
Any notice or other communication to be given to an Eligible Employee or Participant may be delivered by electronic means (including by email, through the Group’s intranet or a share plan portal), personally delivered or sent by ordinary post to such address as the Committee reasonably considers appropriate.
Any notice or other communication to be given to the Company or the Company’s agents may be delivered or sent to its registered office or such other place and by such means as the Committee or the Company’s agents, as appropriate, may specify and notify to Eligible Employees and/or Participants, as relevant.
Notices or other communications:
18.5.1sent electronically will be deemed to have been received immediately (if sent during usual business hours) or at the opening of business on the next Business Day (if sent outside usual business hours);
18.5.2that are personally delivered will be deemed to have been received when left at the relevant address (if left during usual business hours) or at the opening of business on the next Business Day (if left outside usual business hours); and
18.5.3sent by post will be deemed to have been received two Business Days after posting if to an address in the same country or five Business Days after posting to an address in another country, unless there is evidence to the contrary.
All notices or communications to be given to Eligible Employees or Participants are given and sent at the risk of the addressee. No Member of the Group has any liability in respect of any notice or communication given or sent, nor need they be concerned to see that the addressee actually receives it.
18.6Third-Party Rights
Except as otherwise expressly stated to the contrary, nothing in the Plan confers any benefit, right or expectation on any person other than an Eligible Employee, a Participant, or a Member of the Group. No third-party has any rights to enforce any provision of the Plan.
18.7Not Pensionable
None of the benefits that may be received under the Plan is pensionable.

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18.8Not Transferable
A Participant’s Matching Award will be forfeited if the Participant transfers, assigns, charges or otherwise disposes of the Award or any of the rights in respect of it, whether voluntarily or involuntarily (other than to that Participant’s personal representatives on death).
18.9Currency Conversions
Any conversion of money into different currencies (whether notional or actual) will be done at a time and rate of exchange that the Committee decides. Participants will bear any currency conversion costs.
No Member of the Group will be liable for any loss due to movements in currency exchange rates or conversion or money transfer charges.
18.10No Liability for Delay
No Member of the Group will be liable for any loss arising from any delay in giving effect to any notice or communication received from an Eligible Employee or Participant or in procuring a sale, allotment or transfer of any Shares.
19.Administration
19.1Administration of the Plan
The Plan will be administered by the Committee, which has authority to make such rules and regulations for the administration of the Plan as it considers necessary or desirable.
Subject to the terms of the Plan and applicable laws, the Committee shall have the full power and authority to administer the Plan, including, without limitation, the authority to:
19.1.1designate Participants;
19.1.2appoint a stock plan broker and direct the administration of the Plan by such broker in accordance with the provisions herein set forth;
19.1.3adopt rules of procedure and regulations necessary for the administration of the Plan, provided that such rules are not inconsistent with the terms of the Plan, and appoint such agents as it as it shall deem appropriate for the proper administration of the Plan;
19.1.4determine, in its sole discretion, all questions with regard to rights of employees and Participants under the Plan, including but not limited to, the eligibility of an employee to participate in the Plan, and the amount of Eligible Compensation an Eligible Employee may specify to be withheld or contributed and the maximum amount;
19.1.5designate which entities shall be Participating Companies;
19.1.6enforce the terms of the Plan and the rules and regulations it adopts;
19.1.7direct or cause an appointed stock plan broker to direct the distribution of the Shares purchased hereunder;
19.1.8furnish or cause an appointed stock plan broker to furnish the Company and/or Participating Companies with information that may be required for tax or other purposes;
19.1.9engage the service of counsel (who may, if appropriate, be counsel for the Company or a Participating
Company) and agents whom it may deem advisable to assist it with the performance of its duties;
19.1.10prescribe procedures to be followed by Eligible Employees in electing to participate in the Plan;
19.1.11receive from each Participating Company and from Eligible Employees such information as shall be necessary for the proper administration of the Plan;
19.1.12maintain, or cause an appointed stock plan broker to maintain, separate accounts in the name of each
Participant to reflect the Participant’s account under the Plan;
19.1.13interpret and construe the Plan in its sole discretion;

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19.1.14correct any defect, supply any omission and reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect;
19.1.15make any changes or modifications necessary to administer and implement the provisions of the Plan in any non-U.S. jurisdiction to the fullest extent possible, including adopting and amending sub-plans with respect to employees of Participating Companies with such provisions as the Committee may deem appropriate to conform with local laws, practices and procedures; and
19.1.16correct any administrative or operational error.
Without limiting the generality of the foregoing, the Committee specifically is authorized to adopt rules, procedures and sub-plans, regarding, without limitation, eligibility to participate, the definition of Eligible Compensation, the dates and duration of Enrollment Windows and Offering Periods or other periods during which Participants may make
Contributions toward the purchase of Shares, any minimum or maximum amount of Contributions a Participant may make in an Offering Period or other specified period under the applicable sub-plan or policy, the handling of
Contributions, the making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, the Matching Ratio and/or Matching Credits in connection with Matching
Awards, the terms of Matching Awards, the determination of withholding procedures, and handling of issuances of
Shares and stock certificates that vary with applicable local requirements. Notwithstanding anything to the contrary contained herein, the Board, in its sole discretion, at any time and from time to time, may administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.
The Committee may, from time to time, delegate by resolutions various authority to a subcommittee or subcommittees of the Committee, one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable (the “Delegates”). The Committee may delegate any or all of its rights and powers under the
Plan, to the extent not prohibited by applicable law. The Delegates also may delegate any or all of its rights and powers to the extent not prohibited by applicable law. For purposes of the Plan, reference to the Committee will be deemed to refer to any such Delegates to the extent of their authority as a result of the appointment.
19.2Committee Decisions
All decisions of the Committee in connection with the Plan and its interpretation and the terms of any Awards (including in any dispute) will be final and conclusive.
The Committee will decide whether and how to exercise any discretion in the Plan.
The Committee’s decision on any matter need not be uniform and may be different for different Participants whether or not the Participants are similarly situated.
19.3Severance of Provisions
If any provision of the Plan is held to be invalid, illegal or unenforceable for any reason by any court with jurisdiction then, for the purposes of that jurisdiction only:
19.3.1such provision will be deleted; and
19.3.2the remaining provisions will continue in full force and effect, unless the Committee decides otherwise.
19.4Language
Where there is any conflict between the terms of the English version of the Plan and/or any ancillary documents and a version in any other language, the English language version will prevail, unless otherwise required by applicable law.
20.Plan Amendment and Termination
20.1General Power
The Committee may, at any time and from time to time, amend or modify the Plan without approval of the Company’s shareholders, except as may be required by the Nasdaq Global Select Market, the United States Securities and
Exchange Commission or other applicable law.

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20.2Participant Consent
If a proposed change to the Plan would materially and adversely impact the rights of one or more Participants in respect of existing rights under the Plan, then the Committee must obtain the written consent of the affected Participant(s).
20.3Exceptions to Participant Consent
The Committee need not obtain Participant consent:
20.3.1for any changes that are provided for in the Plan;
20.3.2for any changes that are (as determined in the sole discretion of the Committee):
(i)minor and to benefit the administration of the Plan;
(ii)to comply with or take account of a changes in applicable law;
(iii)to obtain or maintain favorable tax, exchange control or regulatory treatment of any Member of the
Group or any present or future Participant; and/or
(iv)to correct any error; or
20.3.3if the Committee invites each Participant whose rights are materially and adversely impacted under the
Plan to indicate whether or not they approve the change and the majority of the Participants (by number)
who were invited and who make an indication approve the change.
20.4Notice of Change
The Committee will give written notice of changes to Participants whose participation in the Plan is materially affected.
20.5International Variations
The Committee may establish plans, sub-plans or schedules based on the Plan, but modified to take account of any local tax, exchange control or securities laws in other jurisdictions, provided that:
20.5.1those plans are subject to the limits set out in Section 4 hereof (Plan Limit); and
20.5.2no individual will be entitled to more Shares or cash under that plan or schedule than the maximum entitlement under the Plan.
20.5.3the provisions of those plans are not considered changes to the Plan that would give rise to shareholder approval under the rules of the Nasdaq Global Select Market, the United States Securities and Exchange
Commission or other applicable law.
20.6Termination of the Plan
The Plan will terminate on the date the Committee decides.
20.7Consequences of Termination
If the Plan is terminated, the Committee may decide that:
20.7.1Contributions will stop at such time as determined by the Committee and, once stopped, Participants will not be entitled to make any further Contributions;
20.7.2any Contributions already made will be used to purchase Shares on the next expected Exercise Date;
20.7.3aside from any final purchase under Section 20.7.2 hereof, no further Shares may be purchased under the Plan;
20.7.4if there is a final purchase under Section 20.7.2 hereof, a final Matching Award may be granted in respect of the Purchased Shares to be purchased by a Participant upon the final Exercise Date;
20.7.5the Vesting of some or all outstanding Matching Awards will be accelerated to such date and on such terms as the Committee decides; and
20.7.6any dividends payable on Plan Shares going forwards will be paid in cash.
Plan Shares will be dealt with as soon as administratively practicable in accordance with the Participant’s instructions, subject to Dealing Restrictions.

160 | 2025 PROXY STATEMENT

ANNEX B: MONDELĒZ INTERNATIONAL, INC. GLOBAL EMPLOYEE STOCK PURCHASE MATCHING PLAN
21.Code Section 409A
It is intended that the payments and benefits provided under the Plan and any Award will either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Subscription Agreements
(or similar documents) will be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. No Member of the Group, nor their respective directors, officers, employees or advisors (other than in their capacity as a Participant) will be held liable for any Tax-Related Items, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
22.Governing Law
To the extent not governed by U.S. federal law, the Plan and all Awards will be construed in accordance with and governed by the laws of the Commonwealth of Virginia, U.S.A.

Mondelēz International | AT-A-GLANCE

ABOUT SNACKING MADE RIGHT

OUR GROWTH & ACCELERATION STRATEGY

GROWTH
Accelerating Consumer-centric Growth

EXECUTION
Driving Operational Excellence

CULTURE
Building a Winning Growth Culture

SUSTAINABILITY
Scaling More Sustainable Snacking

CAPITAL ALLOCATION SUPPORTS GROWTH PRIORITIES

Invest to Drive Top-Tier Growth

- Consumer Advertising
- Digital
- Route to market capabilities

M&A

- High-growth platforms & capabilities
- Adjacencies
- Portfolio evolution for higher growth

Shareholder Return

- Target dividend growth > Adj. EPS growth
- Balance repurchase flexibility with M&A & other business needs

Maintain Strong Balance Sheet

- Maintain solid investment grade rating & tier 2 commercial paper access
- Flexibility for acquisitions

SNACKING MADE RIGHT

We are executing against clear 2025 goals for ingredients, deforestation, climate, packaging and more; this puts us on the path to pursue our bold long-term ambitions.

SNACKING MADE RIGHT

For More Information on our Company,
Purpose and Strategy Visit:
www.mondelezinternational.com

MIX
Paper from
responsible sources
FSC® C114687
FSC
www.fsc.org

Mondelēz International
P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Mondelēz International, Inc.

Annual Meeting of Shareholders

For Shareholders of record as of March 12, 2025

Wednesday, May 21, 2025 9:00 AM, Central Daylight Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MDLZ for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Central Daylight Time, May 21, 2025.

Internet:
www.proxypush.com/MDLZ
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-520-4139
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/MDLZ

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Laura Stein and Jamie L. East (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Mondelēz International, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

If you are a participant in the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan or The Molson Coors Employees Retirement & Savings Plan, you are directing those plans' trustees how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. EDT on May 16, 2025, the trustee will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been received, unless contrary to ERISA.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Mondelēz International

Mondelēz International, Inc. Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4
AGAINST ON PROPOSALS 5, 6, 7, 8 AND 9

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect as directors the 10 director nominees named in the Proxy Statement				
	FOR	AGAINST	ABSTAIN	
1.01 Ertharin Cousin	☐	☐	☐	FOR
1.02 Cees 't Hart	☐	☐	☐	FOR
1.03 Nancy McKinstry	☐	☐	☐	FOR
1.04 Brian J. McNamara	☐	☐	☐	FOR
1.05 Jorge S. Mesquita	☐	☐	☐	FOR
1.06 Jane Hamilton Nielsen	☐	☐	☐	FOR
1.07 Paula A. Price	☐	☐	☐	FOR
1.08 Patrick T. Siewert	☐	☐	☐	FOR
1.09 Michael A. Todman	☐	☐	☐	FOR
1.10 Dirk Van de Put	☐	☐	☐	FOR
	FOR	AGAINST	ABSTAIN	
2. Advisory vote to approve executive compensation	☐	☐	☐	FOR
3. Approve the Global Employee Stock Purchase Matching Plan	☐	☐	☐	FOR
4. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2025	☐	☐	☐	FOR
5. Shareholder Proposal: Assessment of the Company's supplier and partner code of conduct due diligence process	☐	☐	☐	AGAINST
6. Shareholder Proposal: Report on flexible plastic packaging	☐	☐	☐	AGAINST
7. Shareholder Proposal: Report on Climate lobbying	☐	☐	☐	AGAINST
8. Shareholder Proposal: Third-party report assessing effectiveness of implementation of human rights policy	☐	☐	☐	AGAINST
9. Shareholder Proposal: Report on recycled content claims	☐	☐	☐	AGAINST

Note: Such other business properly presented at the meeting or any adjournement or postponement thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/MDLZ
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date